                                                                    Exhibit 99.1

[PREIT LOGO]                                                     PEI
                                                                LISTED
                                                                NYSE(R)


                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST





                        QUARTERLY SUPPLEMENTAL DISCLOSURE









                                (MARCH 31, 2004)








                                  WWW.PREIT.COM

PENNSYLVANIA REIT                                                                                       [PREIT LOGO]         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                                                                          LISTED
                                                                                                                            NYSE(R)

                                                                                                                  TABLE OF CONTENTS
                                                                                                                  -----------------

Company Information                                                                                                       1

Timeline/Recent Developments                                                                                              2

Stock Information                                                                                                         3

Market Capitalization and Capital Resources                                                                               4

Balance Sheet--Wholly Owned and JV Detail                                                                                 5

Balance Sheet--Line of Business                                                                                           6

Income Statement--Wholly Owned and JV Detail -Quarterly Comparison                                                        7

Income Statement--Line of Business- Quarterly Comparison                                                                  8

Income Statement--Retail (Property Status) -Quarterly Comparison                                                          9

Income Statement--Retail (Property Subtype) -Quarterly Comparison                                                        10

FFO and FAD                                                                                                              11

Key Ratios                                                                                                               12

Property Debt Schedule--Wholly Owned                                                                                     13

Property Debt Schedule--JV                                                                                               14

Debt Analysis                                                                                                            15

Debt Ratios                                                                                                              16

Portfolio Summary--Retail                                                                                             17A-C

Property Acquisitions/Dispositions- Quarterly Summary                                                                    18

Property Development/Redevelopment Summary                                                                               19

Top Twenty Tenants Schedule                                                                                              20

Lease Expiration Schedule - Anchor Tenants                                                                               21

Lease Expiration Schedule - Non-Anchor Tenants                                                                           22

New Lease/Renewal Summary and Analysis                                                                                   23

Capital Expenditures                                                                                                     24

Enclosed Mall-Summary and Occupancy                                                                                      25

Enclosed Mall-Rent Summary                                                                                               26

Power Center- Summary and Occupancy                                                                                      27

Strip Center- Summary and Occupancy                                                                                      28

Retail Overall-  Summary and Occupancy                                                                                   29

Summary of Portfolio Services                                                                                            30

Flash Report                                                                                                             31


RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP                                                                                     32

Income Statement-Reconciliation to GAAP -Quarterly                                                                       33

Flash Report-Reconciliation to GAAP- Quarterly                                                                           34

Definition page                                                                                                          35

THE INFORMATION SET FORTH HEREIN IS UNAUDITED, PRELIMINARY AND SUBJECT TO ADJUSTMENT WITHOUT FURTHER NOTICE. CERTAIN INFORMATION SET FORTH HEREIN CONSTITUTES FORWARD-LOOKING STATEMENTS, AND THERE ARE FACTORS THAT COULD CAUSE PREIT'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE THAT MAY BE CONTAINED IN OR IMPLIED BY ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, THE ABILITY OF PREIT TO GROW INTERNALLY OR BY ACQUISITION AND TO INTEGRATE ACQUIRED BUSINESSES, THE AVAILABILITY OF ADEQUATE FUNDS AT REASONABLE COST NECESSARY FOR GROWTH AND DEVELOPMENT, CHANGING INDUSTRY AND COMPETITIVE CONDITIONS, AND OTHER RISKS OUTSIDE THE CONTROL OF PREIT REFERRED TO IN PREIT'S REGISTRATION STATEMENTS AND PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       LISTED
                                                                         NYSE(R)
COMPANY INFORMATION

                                PENNSYLVANIA REIT
                 200 South Broad Street, Philadelphia, PA 19102
                              http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 33.4 million square feet) located in the Mid-Atlantic Region. PREIT's portfolio consists of 58 properties in 14 states. PREIT's portfolio includes 40 shopping malls, 14 strip and power centers and four industrial properties. PREIT is headquartered in Philadelphia, Pennsylvania.

RESEARCH COVERAGE

================================================================================
COMPANY                           ANALYST                    PHONE NUMBER
-------                           -------                    ------------
--------------------------------------------------------------------------------
Green Street Advisors             Gregory R. Andrews         (949) 640-8780
                                  Barbara M. Hoogland        (949) 640-8780
--------------------------------------------------------------------------------
JP Morgan                         Michael W. Mueller         (212) 622-6689
                                  Anthony Paolone            (212) 622-6682
                                  Joshua Bederman            (212) 622-6530
--------------------------------------------------------------------------------
Legg Mason Wood Walker            David M. Fick              (410) 539-0000
                                  Nathan Isbee               (410) 454-4143
--------------------------------------------------------------------------------
Lehman Brothers                   David Shulman              (212) 526-3413
                                  Alexander D. Goldfarb      (212) 526-5232
================================================================================


QUARTERLY EARNINGS SCHEDULE


PREIT's quarterly results will be announced in accordance with the following schedule:

======================================================
QUARTER                      2004              2003
-------                      ----              ----
------------------------------------------------------
First Quarter              5/5/2004          5/14/2003

------------------------------------------------------
Second Quarter           8/5/2004 (1)        8/11/2003

------------------------------------------------------
Third Quarter           11/4/2004 (1)        11/5/2003

------------------------------------------------------
Fourth Quarter          2/24/2005 (1)        2/25/2004

======================================================
(1)  Tentative dates.
======================================================


   Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Evan Smith at (212) 896-1251.

                  For additional information, please contact:
                         Edward Glickman or Nurit Yaron
                             200 South Broad Street
                             Philadelphia, PA 19102
                  (215) 875-0700 Phone (866) 875-0700 Toll Free
                   (215) 546-7311 Fax yaronn@preit.com Email

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       LISTED
                                                                         NYSE(R)
                         TIME LINE/RECENT DEVELOPMENTS
                         -----------------------------

APRIL 27, 2004 - Pennsylvania Real Estate Investment Trust announced that Robert
F. McCadden will join PREIT on May 17, 2004 as its Chief Financial Officer and Executive Vice President.

APRIL 22, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.54 per common share and a regular quarterly dividend of $1.375 per 11.00% senior preferred share. The Company announced that it intends to release its financial results for the first quarter ended March 31, 2004, on Wednesday, May 5th, 2004. It also announced that it will hold its Annual Meeting of Shareholders on Thursday, June 3, 2004.

MARCH 16, 2004 - Pennsylvania Real Estate Investment Trust announced that it had executed into an agreement to acquire The Gallery at Market East II, Philadelphia, PA, from 5 North Fifth Street, L.P., an entity controlled by Pennsylvania Public School Employees' Retirement System ("PSERS") for $32 million.

MARCH 3, 2004 - Pennsylvania Real Estate Investment Trust announced that PREIT's press release dated February 25, 2004 contained a miscalculation in the per share amounts for PREIT's basic net income and its basic net income from continuing operations for the calendar year and fourth quarter of 2003. PREIT's February 25, 2004 press release also reported that the amount of intangible assets acquired in connection with PREIT's merger with Crown American Realty Trust incorrectly.

MARCH 2, 2004 - Pennsylvania Real Estate Investment Trust announced that it was presenting at the Smith Barney 2004 REIT CEO Conference on March 3, 2004.

FEBRUARY 25, 2004 - Pennsylvania Real Estate Investment Trust announced the results for the fourth quarter and twelve months ended December 31, 2004.

FEBRUARY 20, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees has declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its recently issued 11.00% senior preferred shares.

FEBRUARY 18, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the fourth quarter ended December 31, 2003 on Wednesday, February 25, 2004.

FEBRUARY 9, 2004 - Pennsylvania Real Estate Investment Trust announced that the IRS has granted the relief requested by PREIT in order to make a retroactive "taxable REIT subsidiary", or TRS, election necessary to maintain its REIT status.

FEBRUARY 6, 2004 - Pennsylvania Real Estate Investment Trust announced, after consultation with Lehman Brothers and Morgan Stanley, that it has chosen to withdraw its previously-announced offering of 4.35 million common shares under its shelf-registration statement at a public offering price of $37.08 per share. On February 5th, the Company determined that it inadvertently did not elect to treat as a "taxable REIT subsidiary" or TRS, a corporation in which it owns more than 10% of the stock.

FEBRUARY 5, 2004 - Pennsylvania Real Estate Investment Trust reports tax status of the dividend distribution for 2003.

FEBRUARY 4, 2004 - Pennsylvania Real Estate Investment Trust announced that it has agreed to sell 4.35 million common shares under its shelf registration statement at a public offering price of $37.08 per share, the closing price of the common shares on the New York Stock Exchange on February 3, 2004.

FEBRUARY 2, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to begin marketing the offering of 3.0 million common shares under its shelf registration statement previously declared effective by the Securities and Exchange Commission. The net proceeds of the offering are intended to pay down the Company's revolving credit facility and for general corporate purposes, including working capital, capital expenditures, and future acquisitions of properties, if any.

FEBRUARY 2, 2004 - Pennsylvania Real Estate Investment Trust reaffirmed its Funds From Operations (FFO) guidance for calendar year 2003 to be $2.84 to $2.96 per share.

JANUARY 21, 2004 - Pennsylvania Real Estate Investment Trust to create Office of the Chairman. PREIT will create a new five-person Office of the Chairman and make several executive changes upon filing of the Company's financial statements for 2003, scheduled on or before March 15, 2004, and the appointment of a new Chief Financial Officer.

NOTE: A COPY OF THE PRESS RELEASES ARE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.PREIT.COM.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

STOCK INFORMATION
-----------------
PREIT's common stock trades on the New York Stock Exchange (symbol: PEI). PREIT's preferred stock trades on the New York Stock Exchange (symbol: PEIPRA).

                                                           Q1:3/31/04       CY:12/31/03    Q1:3/31/03   CY 12/31/02   CY 12/31/01
----------------------------------------------------------------------------------------------------------------------------------
High Price                                                        37.75            36.30         28.80         27.20         25.05
Low Price                                                         33.30            24.70         24.70         20.55         18.25
Close                                                             37.66            36.30         28.65         26.00         23.20
Average Daily Trading Volume                                    220,144          109,892        37,385        41,495        39,463
Common Shares Outstanding at end of period                   35,778,863       35,544,265    16,753,614    16,697,119    15,876,084
O.P. Units                                                    3,834,714        3,691,516     1,763,320     1,763,318     1,753,580
                                                         --------------   --------------  ------------  ------------  ------------
Fully Diluted Shares Outstanding                             39,613,577       39,235,781    18,516,934    18,460,437    17,629,664
Weighted Avg. number of common shares outstanding            35,403,257       20,389,577    16,544,737    16,162,327    14,656,711
Weighted Avg. effect of full conversion of O.P. units         3,836,144        2,303,449     1,763,320     1,804,779     1,869,383
                                                         --------------   --------------  ------------  ------------  ------------
Wtd Avg. Common Shares Outstanding and O.P. Units            39,239,401       22,693,026    18,308,057    17,967,106    16,526,094
Preferred Shares, Nominal Value                          $  123,750,000   $  123,750,000
Market Value of Shares (based on closing price)          $1,615,597,310   $1,548,008,850  $530,510,159  $479,971,362  $409,008,205
----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
-----------------------

--------------------------------------------------------------------------------

TEN LARGEST INSTITUTIONAL SHAREHOLDERS:
COMMON SHARES HELD (1)                                               3/31/2004
                                                                     ---------
RREEF Real Estate Securities Advisers, L.P.                          3,764,082
ING Clarion Real Estate Securities                                   1,663,258
Vanguard Group, Inc.                                                 1,348,998
Barclays Global Investors                                            1,115,380
K.G. Redding & Associates                                              952,600
Urdang Investment Management, Inc.                                     841,800
State Street Global Advisors                                           722,180
Manufacturers Advisers Corporation                                     699,742
Neuberger Berman, LLC                                                  620,600
J.P. Morgan Investment Management Inc.                                 401,771
TOTAL OF TEN LARGEST INSTITUTIONAL:                                 12,130,411
TOTAL OF ALL INSTITUTIONAL HOLDERS:                                 19,339,846
TEN LARGEST AS % OF TOTAL INSTITUTIONAL:                                 62.7%
(1) Based on 13F filings as of 12/31/03 or most recent filings.

                                                                                            Urdang     State Street  Manufacturers
            RREEF Real      ING Clarion Real    Vanguard   Barclays Global  K.G. Redding   Investment     Global       Advisers
         Estate Securiti..   Estate Secu...    Group, Inc.    Investors     & Associates    Manage...    Advisors       Cor...
4,000,000-------------------------------------------------------------------------------------------------------------------------
                |
3,500,000-------|-----------------------------------------------------------------------------------------------------------------
                |
3,000,000-------|-----------------------------------------------------------------------------------------------------------------
                |
2,500,000-------|-----------------------------------------------------------------------------------------------------------------
                |
2,000,000-------|-----------------------------------------------------------------------------------------------------------------
                |                  |
1,500,000-------|------------------|---------------|------------------------------------------------------------------------------
                |                  |               |             |
1,000,000-------|------------------|---------------|-------------|---------------|-------------|----------------------------------
                |                  |               |             |               |             |            |              |
  500,000-------|------------------|---------------|-------------|---------------|-------------|------------|--------------|------
                |                  |               |             |               |             |            |              |
      -- -------|------------------|---------------|-------------|---------------|-------------|------------|--------------|------

--------------------------------------------------------------------------------

SHARE OWNERSHIP BY INSIDERS: SHARES HELD (INCLUDING                                INTERIM NET
O.P. UNITS, BENEFICIAL OWNERSHIP AND EXERCISABLE                                  PURCHASES OF
OPTIONS)                                          AS OF 4/1/04(1)  % OF TOTAL (2)   SHARES (3)   (AS OF 12/31/03(4)   % OF TOTAL (5)
                                                  ---------------  -------------- ------------   ------------------   --------------
Mark Pasquerilla                                     2,398,073           6.1%          1,000           2,397,073            6.1%
Ronald Rubin                                           859,469           2.2%         20,621             838,848            2.1%
George F. Rubin                                        434,925           1.1%         14,390             420,535            1.1%
Leonard I. Korman                                      363,475           0.9%         50,690             312,785            0.8%
Edward A. Glickman                                     225,856           0.6%         12,626             213,230            0.5%
Jonathan B. Weller                                     165,736           0.4%         13,206             152,530            0.4%
Joseph F. Coradino                                     125,043           0.3%         13,386             111,657            0.3%
Jeffrey P. Orleans                                      84,958           0.2%          2,210              82,748            0.2%
Jeffrey A. Linn                                         72,450           0.2%          3,094              69,356            0.2%
Douglas S. Grayson                                      45,306           0.1%          3,154              42,152            0.1%
David J. Bryant                                         24,894           0.1%          3,642              21,252            0.1%
Bruce Goldman                                           16,499           0.0%          5,746              10,753            0.0%
Lee H. Javitch                                          15,375           0.0%          3,250              12,125            0.0%
Rosemarie B. Greco                                       9,375           0.0%          2,250               7,125            0.0%
Ira Lubert                                               5,500           0.0%          2,250               3,250            0.0%
Donald Mazziotti                                         1,985           0.0%            N/A                 N/A             N/A
John J. Roberts                                          1,000           0.0%            N/A                 N/A             N/A
                                                     -------------------------------------------------------------------------------
     TOTAL (6)                                       4,793,078          12.2%        151,515           4,643,637           12.0%
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION INFORMATION
------------------------

                                           Q1:3/31/04    CY:12/31/03    Q1:3/31/03    CY 12/03/02    CY 12/31/01
-----------------------------------------------------------------------------------------------------------------
Dividend per share                          $  0.540      $  2.070       $  0.510       $  2.040      $ 2.040
Annualized Dividend Yield (1)                   5.7%          5.7%           7.1%           7.8%         8.8%
Capital Gain Pre-May 6                           N/A         0.096                      $  0.082      $ 0.110
Capital Gain Post-May 5                          N/A         0.213              0
Section 1250 Gain                                N/A         0.480          0.064       $      -      $ 0.129
Return of Capital/Non-Taxable                    N/A         0.085          0.021       $  0.134      $     -
Qualified 5 Year Gain (incl. in cap. Gain)       N/A           N/A            N/A       $      -      $     -
Ordinary Income                                  N/A      $  1.196       $  0.425       $  1.824      $ 1.801
-----------------------------------------------------------------------------------------------------------------
(1) Based on closing stock price for the period.

--------------------------------------------------------------------------------

BREAKDOWN OF SHARE & UNIT                                   % OF 3/31/04
OWNERSHIP: SHARES HELD           3/31/2004     3/31/2003        TOTAL
                                 ---------     ---------    ------------
Institutional (1)               19,339,846     4,549,573        48.8%
Retail (2)                      15,954,988    12,164,813        40.3%
Insiders (3)                     4,318,743     1,746,051        10.9%
                                ----------    ----------       -----
     TOTAL                      39,613,577    18,460,437       100.0%


                           3/31/04

      48.8%                 40.3%              10.9%
---------------------------------------------------------
Institutional (1)         Retail (2)         Insiders (3)


(1) Based on 13F filings as of 12/31/03 or most recent filings.
(2) Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3) Insider holdings as of 1/4/04. (Shares and O.P. Units only. Excludes 474,335 exercisable options).



--------------------------------------------------------------------------------




(1) Source of Insider Ownership: Proxy dated April 29, 2004. Refer to footnotes in proxy for details on beneficial ownership.
(2) Based on fully diluted shares outstanding as of March 31, 2004.
(3) Includes purchases of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.
(4) Source of Insider Ownership: S-4 SEC filing dated October 1, 2003.
(5) Based on fully diluted shares outstanding as of December 31, 2003.
(6) In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in the total.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       LISTED
                                                                         NYSE(R)
MARKET CAPITALIZATION

                                                      MARCH 31,      DECEMBER 31,        MARCH 31,     DECEMBER 31,    DECEMBER 31,
                                                        2004             2003              2003           2002             2001
                                                  ---------------  ---------------  ---------------  ---------------  -------------
EQUITY CAPITALIZATION

Shares Outstanding                                     35,778,863       35,544,265       16,753,614       16,697,119     15,876,084
O.P. Units Outstanding                                  3,834,714        3,691,516        1,763,320        1,763,318      1,753,580
                                                  ---------------  ---------------  ---------------  ---------------  -------------
TOTAL Shares and O.P. Units                            39,613,577       39,235,781       18,516,934       18,460,437     17,629,664

Market Price (at end of period)                            $37.66           $36.30           $28.65           $26.00         $23.20

Preferred Shares, Nominal Value                      $123,750,000     $123,750,000

EQUITY MARKET CAPITALIZATION                      $ 1,615,597,310  $ 1,548,008,850  $   530,510,159  $   479,971,362  $ 409,008,205

DEBT CAPITALIZATION

Unsecured Debt Balance                            $   182,000,000  $   170,000,000  $             -  $             -  $           -
Secured Debt Balance                                1,386,313,775    1,396,262,538      625,117,601      617,279,770    506,175,818
                                                  ---------------  ---------------  ---------------  ---------------  -------------
DEBT CAPITALIZATION                                $1,568,313,775  $ 1,566,262,538  $   625,117,601  $   617,279,770  $ 506,175,818

                                                  ---------------  ---------------  ---------------  ---------------  -------------
TOTAL MARKET CAPITALIZATION                       $ 3,183,911,085  $ 3,114,271,388  $ 1,155,627,760  $ 1,097,251,132  $ 915,184,023
                                                  ===============  ===============  ===============  ===============  =============

PREFERRED SHARES/TOTAL MARKET CAPITALIZATION                 3.9%             4.0%
SHARES AND O.P. UNITS/TOTAL MARKET CAPITALIZATION           46.9%            45.7%            45.9%            43.7%          44.7%
DEBT CAPITALIZATION/TOTAL MARKET CAPITALIZATION             49.3%            50.3%            54.1%            56.3%          55.3%
EQUITY CAPITALIZATION/TOTAL MARKET CAPITALIZATION           50.7%            53.6%            45.9%            43.7%          44.7%
UNSECURED DEBT BALANCE/TOTAL DEBT                           11.6%             0.0%             0.0%             0.0%           0.0%

PREFERRED SHARES/TOTAL   SHARES AND O.P. UNITS/TOTAL   DEBT CAPITALIZATION/TOTAL
MARKET CAPITALIZATION      MARKET CAPITALIZATION         MARKET CAPITALIZATION

        3.9%                      46.9%                         49.3%
        4.0%                      45.7%                         50.3%
                                  45.9%                         54.1%
                                  43.7%                         56.3%
                                  44.7%                         55.3%

CAPITAL RESOURCES

                                                      MARCH 31,      DECEMBER 31,        MARCH 31,     DECEMBER 31,    DECEMBER 31,
                                                        2004             2003              2003           2002             2001
                                                  ---------------  ---------------  ---------------  ---------------  -------------
CASH ON HAND                                      $    37,024,603  $    52,534,598  $    14,015,658  $    18,628,137  $  16,242,450

LINE OF CREDIT CAPACITY (1)                       $   500,000,000  $   500,000,000  $   200,000,000  $   200,000,000  $ 175,000,000
     Amount Used (includes letters of credit)        (183,195,000)    (170,500,000)    (147,573,671)    (131,473,671)  (100,168,659)
                                                  ---------------  ---------------  ---------------  ---------------  -------------
     Available LOC (2)                            $   316,805,000  $   329,500,000  $ 52,426,329     $    68,526,329  $  74,831,341

SHELF REGISTRATION                                $ 1,000,000,000  $ 1,000,000,000  $   500,000,000  $   500,000,000  $ 200,000,000
     Amount Used                                     (344,146,042)    (344,146,042)    (155,977,292)    (155,977,292)  (148,925,000)
                                                  ---------------  ---------------  ---------------  ---------------  -------------
     Available Shelf                              $   655,853,958  $   655,853,958  $   344,022,708  $   344,022,708  $  51,075,000

                                                  ---------------  ---------------  ---------------  ---------------  -------------
TOTAL CAPITAL RESOURCES                           $ 1,009,683,561  $ 1,037,888,556  $   410,464,695  $   431,177,174  $ 142,148,791
                                                  ===============  ===============  ===============  ===============  =============

(1) The unsecured revolving line of credit from November of 2003 gives PREIT the ability to increase the facility to $650 million under prescribed conditions.
(1) The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       LISTED
                                                                         NYSE(R)

BALANCE SHEET                                                  -------------------------------------------------------------------
(Wholly Owned vs. JVs)                                                                  MARCH 31, 2004
                                                               -------------------------------------------------------------------
                                                                    PREIT           PREIT'S %                          COMBINED
                                                                 WHOLLY OWNED      OF JVS (5)      CORPORATE             TOTAL
                                                               -------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties (1)                                     $ 2,399,418,328   $ 135,981,353                 -   $ 2,535,399,681
     Multifamily Properties                                                  -               -                 -                 -
     Industrial Properties                                           2,504,211               -                 -         2,504,211
     Land Held for Development                                       9,397,945               -                 -         9,397,945
     Construction In Progress                                       21,849,530       1,506,178                 -        23,355,708
                                                               -------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                       2,433,170,014     137,487,531                 -     2,570,657,545
     Accumulated Depreciation                                      (98,533,506)    (32,248,911)                -      (130,782,417)
                                                               -------------------------------------------------------------------
Net Real Estate                                                  2,334,636,508     105,238,620                 -     2,439,875,128
                                                               -------------------------------------------------------------------

Advances to Partnerships and Joint Ventures                                  -               -                                   -

                                                               -------------------------------------------------------------------
                                                                 2,334,636,508     105,238,620                 -     2,439,875,128
                                                               -------------------------------------------------------------------
     Allowance for Possible Losses                                                                                               -
                                                               -------------------------------------------------------------------
                                                                 2,334,636,508     105,238,620                 -     2,439,875,128
                                                               -------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                      12,591,337       4,459,678        19,973,588        37,024,603
     Rents and Other Receivables                                    24,415,060       7,921,525         1,714,874        34,051,459
     Other assets held for sale (1)                                 37,383,935                                 -        37,383,935
     Intangible Assets (2)                                         159,907,867                        12,085,313       171,993,180
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets            36,800,984      11,737,284        16,441,187        64,979,455
                                                               -------------------------------------------------------------------
         TOTAL OTHER ASSETS                                        271,099,183      24,118,487        50,214,962       345,432,632
                                                               -------------------------------------------------------------------
TOTAL ASSETS                                                     2,605,735,691     129,357,107        50,214,962     2,785,307,760
                                                               ===================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                      1,206,593,974     109,096,195                 -     1,315,690,169
     Mortgage Debt Premium (3)                                      70,623,606               -                          70,623,606
     Bank Loans Payable                                                      -               -       182,000,000       182,000,000
     Acquisition Term Loan &Unsecured Line of Credit                         -               -                 -                 -
     Construction Loans
     Liabilities Related to Assets held for sale                     4,365,915                                 -         4,365,915
     Other Liabilities (4)                                          49,479,921       3,839,170        30,413,314        83,732,405
                                                               -------------------------------------------------------------------
TOTAL LIABILITIES                                                1,331,063,416     112,935,365       212,413,314     1,656,412,095
                                                               -------------------------------------------------------------------
                                                               -------------------------------------------------------------------
Minority Interest                                                    4,546,973               -       112,836,314       117,383,287
                                                               -------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                 -               -        35,781,922        35,781,922
     Preferred Shares $0.01 Par                                                                           24,750            24,750
     Capital Contributed in Excess of Par                                    -               -       884,677,043       884,677,043
     Restricted Stock                                                        -               -        (9,311,239)       (9,311,239)
     Other Comprehensive Income                                              -               -        (1,927,948)       (1,927,948)
     Retained Earnings (Distributions in Excess of Net Income)               -               -       102,267,850       102,267,850
                                                               -------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                   -               -     1,011,512,378     1,011,512,378
                                                               -------------------------------------------------------------------
                                                               -------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 1,335,610,389   $ 112,935,365   $ 1,336,762,006   $ 2,785,307,760
                                                               ===================================================================

                                                               -------------------------------------------------------------------
                                                                                       DECEMBER 31, 2003
                                                               -------------------------------------------------------------------
                                                                    PREIT           PREIT'S %                          COMBINED
                                                                 WHOLLY OWNED      OF JVS (5)      CORPORATE             TOTAL
                                                               -------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties (1)                                     $ 2,382,753,911   $ 133,107,107                 -   $ 2,515,861,018
     Multifamily Properties                                                  -               -                 -                 -
     Industrial Properties                                           2,504,211               -                 -         2,504,211
     Land Held for Development
     Construction In Progress                                       20,230,813       1,506,178                 -        21,736,991
                                                               -------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                       2,405,488,935     134,613,285                 -     2,540,102,220
     Accumulated Depreciation                                      (78,416,266)    (31,652,085)                -      (110,068,351)
                                                               -------------------------------------------------------------------
Net Real Estate                                                  2,327,072,669     102,961,200                 -     2,430,033,869
                                                               -------------------------------------------------------------------

Advances to Partnerships and Joint Ventures                                  -               -                                   -

                                                               -------------------------------------------------------------------
                                                                 2,327,072,669     102,961,200                 -     2,430,033,869
                                                               -------------------------------------------------------------------
     Allowance for Possible Losses                                                                                               -
                                                               -------------------------------------------------------------------
                                                                 2,327,072,669     102,961,200                 -     2,430,033,869
                                                               -------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                      13,580,334       3,905,956        35,048,308        52,534,598
     Rents and Other Receivables                                    22,860,444       7,991,132         4,814,392        35,665,968
     Other assets held for sale (1)                                 37,686,662                                 -        37,686,662
     Intangible Assets (2)                                         172,502,487                         9,041,888       181,544,375
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets            41,095,944      11,942,821         8,668,393        61,707,158
                                                               -------------------------------------------------------------------
         TOTAL OTHER ASSETS                                        287,725,871      23,839,909        57,572,981       369,138,761
                                                               -------------------------------------------------------------------
TOTAL ASSETS                                                     2,614,798,540     126,801,109        57,572,981     2,799,172,630
                                                               ===================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                      1,211,192,636     109,581,659                 -     1,320,774,295
     Mortgage Debt Premium (3)                                      75,488,243               -                          75,488,243
     Bank Loans Payable                                                      -               -       170,000,000       170,000,000
     Acquisition Term Loan &Unsecured Line of Credit                         -               -                 -                 -
     Construction Loans
     Liabilities Related to Assets held for sale                     5,840,385                                 -         5,840,385
     Other Liabilities (4)                                          46,107,438       4,110,496        40,566,634        90,784,568
                                                               -------------------------------------------------------------------
TOTAL LIABILITIES                                                1,338,628,702     113,692,155       210,566,634     1,662,887,491
                                                               -------------------------------------------------------------------
                                                               -------------------------------------------------------------------
Minority Interest                                                    8,590,978               -       104,060,548       112,651,526
                                                               -------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                 -               -        35,544,280        35,544,280
     Preferred Shares $0.01 Par                                                                           24,750            24,750
     Capital Contributed in Excess of Par                                    -               -       877,444,615       877,444,615
     Restricted Stock                                                        -               -        (3,195,777)       (3,195,777)
     Other Comprehensive Income                                              -               -        (2,005,840)       (2,005,840)
     Retained Earnings (Distributions in Excess of Net Income)               -               -       115,821,585       115,821,585
                                                               -------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                   -               -     1,023,633,613     1,023,633,613
                                                               -------------------------------------------------------------------
                                                               -------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 1,347,219,680   $ 113,692,155   $ 1,338,260,795   $ 2,799,172,630
                                                               ===================================================================

                                                                 -----------------------------------------------------------------
                                                                                        MARCH 31, 2003
                                                                 -----------------------------------------------------------------
                                                                     PREIT          PREIT'S %                          COMBINED
                                                                  WHOLLY OWNED     OF JVS (5)      CORPORATE             TOTAL
                                                                 -----------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties (1)                                       $ 426,428,092   $ 197,460,988                -      $ 623,889,080
     Multifamily Properties                                        291,710,346      14,745,274                -        306,455,620
     Industrial Properties                                           2,504,211               -                -          2,504,211
     Land Held for Development
     Construction In Progress                                       19,232,112       1,558,769                -         20,790,881
                                                                 -----------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                         739,874,761     213,765,031                -        953,639,792
     Accumulated Depreciation                                     (138,609,007)    (45,408,385)               -       (184,017,392)
                                                                 -----------------------------------------------------------------
Net Real Estate                                                    601,265,754     168,356,646                -        769,622,400
                                                                 -----------------------------------------------------------------

Advances to Partnerships and Joint Ventures                                  -               -           51,966             51,966

                                                                 -----------------------------------------------------------------
                                                                   601,265,754     168,356,646           51,966        769,674,366
                                                                 -----------------------------------------------------------------
     Allowance for Possible Losses                                           -               -                                   -
                                                                 -----------------------------------------------------------------
                                                                   601,265,754     168,356,646           51,966        769,674,366
                                                                 -----------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                       5,844,706       5,901,127        2,269,825         14,015,658
     Rents and Other Receivables                                     7,557,600       8,928,874        2,271,864         18,758,338
     Other assets held for sale (1)                                  7,884,918       1,474,569                -          9,359,487
     Intangible Assets (2)                                           2,293,349                       16,679,886         18,973,235
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets             9,464,051      13,192,467       18,159,185         40,815,703
                                                                 -----------------------------------------------------------------
         TOTAL OTHER ASSETS                                         33,044,624      29,497,037       39,380,760        101,922,421
                                                                 -----------------------------------------------------------------
TOTAL ASSETS                                                       634,310,378     197,853,683       39,432,726        871,596,787
                                                                 =================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                        312,175,566     166,042,035                -        478,217,601
     Mortgage Debt Premium (3)                                                                                                   -
     Bank Loans Payable                                            116,339,875      25,393,234        5,166,891        146,900,000
     Acquisition Term Loan &Unsecured Line of Credit                         -               -                -                  -
     Construction Loans                                                                                                          -
     Liabilities Related to Assets held for sale                     4,695,764         459,249                -          5,155,013
     Other Liabilities (4)                                           8,909,387       5,848,554        8,896,371         23,654,312
                                                                 -----------------------------------------------------------------
TOTAL LIABILITIES                                                  442,120,592     197,743,072       14,063,262        653,926,926
                                                                 -----------------------------------------------------------------
                                                                 -----------------------------------------------------------------
Minority Interest                                                      126,715               -       32,109,606         32,236,321
                                                                 -----------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                 -               -       16,753,814         16,753,814
     Preferred Shares $0.01 Par                                                                               -                  -
     Capital Contributed in Excess of Par                                    -               -      218,157,987        218,157,987
     Restricted Stock                                                        -               -       (3,578,645)        (3,578,645)
     Other Comprehensive Income                                              -               -       (3,845,468)        (3,845,468)
     Retained Earnings (Distributions in Excess of Net Income)               -               -      (42,054,148)       (42,054,148)
                                                                 -----------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                   -               -      185,433,540        185,433,540
                                                                 -----------------------------------------------------------------
                                                                 -----------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 442,247,307   $ 197,743,072    $ 231,606,408      $ 871,596,787
                                                                 =================================================================

(1) Investment in real estate as of March 31, 2004 and December 31, 2003 includes $96,448,111 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties. Assets held for sale for GAAP purposes were $133,832,046 and $156,574,137 as of March 31, 2004 and December 31, 2003,
respectively. During the first quarter of 2004, PREIT reallocated approximately $20 million of the amount originally allocated to the non-core properties to the other properties acquired in the Crown merger.

(2) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3) Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

(5) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's Equity in these properties.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

BALANCE SHEET (1)              -----------------------------------------------------------------------------------------------------
(Line of Business)                                                        MARCH 31, 2004
                               -----------------------------------------------------------------------------------------------------
                                                POWER AND STRIP                       OTHER
                                    MALLS         CENTERS         TOTAL RETAIL      PROPERTIES       CORPORATE       COMBINED TOTAL
ASSETS
                               -----------------------------------------------------------------------------------------------------
Investments in Real Estate, at
  cost (2)                     $ 2,225,064,658   $ 310,335,023   $ 2,535,399,681   $ 35,257,864   $             -   $ 2,570,657,545
                               ====================================================================================================
Accumulated Depreciation           (87,461,869)    (41,231,237)     (128,693,106)    (2,089,311)                -      (130,782,417)
                               ====================================================================================================
NET REAL ESTATE                  2,137,602,789     269,103,786     2,406,706,575     33,168,553                 -     2,439,875,128
                               ====================================================================================================
Investments in PREIT-RUBIN

Advances to Partnerships and
  Joint Ventures                             -                                 -              -                 -                 -

Advances to PREIT-RUBIN                                                        -
                               ----------------------------------------------------------------------------------------------------
                                 2,137,602,789     269,103,786     2,406,706,575     33,168,553                 -     2,439,875,128
                               ----------------------------------------------------------------------------------------------------
     Allowance for Possible
       Losses                                -                                                -                 -                 -
                               ----------------------------------------------------------------------------------------------------
                                 2,137,602,789     269,103,786     2,406,706,575     33,168,553                 -     2,439,875,128
                               ----------------------------------------------------------------------------------------------------
Other Assets:

Cash                                13,487,669       3,563,345        17,051,014                       19,973,588        37,024,602

Other assets held for sale          37,383,935                        37,383,935                                -        37,383,935

Intangible Assets (3)              159,907,867                       159,907,867                       12,085,313       171,993,180

Other Assets, Net (4)               44,085,265      25,771,864        69,857,129     11,017,725        18,156,061        99,030,915
                               ----------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                 254,864,736      29,335,209       284,199,945     11,017,725        50,214,962       345,432,632
                               ----------------------------------------------------------------------------------------------------
TOTAL ASSETS                     2,392,467,525     298,438,995     2,690,906,520     44,186,278        50,214,962     2,785,307,760
                               ====================================================================================================
LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities:

     Mortgage Notes Payable      1,226,803,245      88,886,924     1,315,690,169              -                 -     1,315,690,169

     Mortgage Debt Premium (5)      70,623,606               -        70,623,606              -                          70,623,606

     Bank Loans Payable                                                        -              -       182,000,000       182,000,000

     Acquisition Term Loan &
       Unsecured Line  of
       Credit                                -                                 -              -                 -                 -

     Construction Loans                      -               -                 -              -                 -                 -

Liabilities Related to Assets
  held for sale                      4,365,915                         4,365,915              -                 -         4,365,915

Other Liabilities (6)               42,981,162       5,330,612        48,311,774      5,007,317        30,413,314        83,732,405
                               ----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                1,344,773,928      94,217,536     1,438,991,464      5,007,317       212,413,314     1,656,412,095
                               ----------------------------------------------------------------------------------------------------
Minority Interest                    4,420,258         126,715         4,546,973              -       112,836,314       117,383,287
                               ----------------------------------------------------------------------------------------------------
Shareholders' Equity:

     Shares of Beneficial
       Interest at $1 Par                    -                                 -              -        35,781,922        35,781,922

     Preferred Shares $0.01 Par                                                                            24,750            24,750

     Capital Contributed in
       Excess of Par                         -                                 -              -       884,677,043       884,677,043

     Restricted Stock                        -                                 -              -        (9,311,239)       (9,311,239)

Other Comprehensive Income                   -                                 -              -        (1,927,948)       (1,927,948)

     Retained Earnings
       (Distributions in Excess
       of Net Income)                        -                                 -              -       102,267,850       102,267,850
                               ----------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                   -               -                 -              -     1,011,512,378     1,011,512,378
                               ----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY         $ 1,349,194,186   $  94,344,251   $ 1,443,538,437   $  5,007,317   $ 1,336,762,006   $ 2,785,307,760
                               ====================================================================================================

                               -----------------------------------------------------------------------------------------------------
                                                                       DECEMBER 31, 2003
                               -----------------------------------------------------------------------------------------------------
                                                POWER AND STRIP                       OTHER
                                    MALLS         CENTERS         TOTAL RETAIL      PROPERTIES       CORPORATE       COMBINED TOTAL
ASSETS
                               ----------------------------------------------------------------------------------------------------
Investments in Real Estate, at
  cost (2)                     $ 2,217,101,551   $ 298,759,467   $ 2,515,861,018   $ 24,241,202   $             -   $ 2,540,102,220
                               ====================================================================================================
Accumulated Depreciation           (68,469,015)    (39,522,565)     (107,991,580)    (2,076,771)                -      (110,068,351)
                               ====================================================================================================
NET REAL ESTATE                  2,148,632,536     259,236,902     2,407,869,438     22,164,431                 -     2,430,033,869
                               ====================================================================================================
Investments in PREIT-RUBIN

Advances to Partnerships and
  Joint Ventures                             -                                 -              -                 -                 -

Advances to PREIT-RUBIN                                                        -
                               ----------------------------------------------------------------------------------------------------
                                 2,148,632,536     259,236,902     2,407,869,438     22,164,431                 -     2,430,033,869
                               ----------------------------------------------------------------------------------------------------
     Allowance for Possible
       Losses                                -                                                -                 -                 -
                               ----------------------------------------------------------------------------------------------------
                                 2,148,632,536     259,236,902     2,407,869,438     22,164,431                 -     2,430,033,869
                               ----------------------------------------------------------------------------------------------------
Other Assets:

Cash                                13,158,371       4,327,918        17,486,289                       35,048,308        52,534,597

Other assets held for sale          37,686,662               -        37,686,662                                         37,686,662

Intangible Assets (3)              172,502,487               -       172,502,487                        9,041,888       181,544,375

Other Assets, Net (4)               42,915,526      24,994,311        67,909,837     15,980,505        13,482,785        97,373,127
                               ----------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                 266,263,046      29,322,229       295,585,275     15,980,505        57,572,981       369,138,761
                               ----------------------------------------------------------------------------------------------------
TOTAL ASSETS                     2,414,895,582     288,559,131     2,703,454,713     38,144,936        57,572,981     2,799,172,630
                               ====================================================================================================
LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities:

     Mortgage Notes Payable      1,307,057,501      89,205,037     1,396,262,538              -                 -     1,396,262,538

     Mortgage Debt Premium (5)                                                 -                                                  -

     Bank Loans Payable                                                        -                      170,000,000       170,000,000

     Acquisition Term Loan &
       Unsecured Line  of
       Credit                                -                                 -              -                 -                 -

     Construction Loans                      -               -                 -              -                 -                 -

Liabilities Related to Assets
  held for sale                      5,840,385                         5,840,385              -                 -         5,840,385

Other Liabilities (6)               40,094,056       6,010,869        46,104,925      4,113,008        40,566,634        90,784,567
                               ----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                1,352,991,942      95,215,906     1,448,207,848      4,113,008       210,566,634     1,662,887,490
                               ----------------------------------------------------------------------------------------------------
Minority Interest                    8,464,264         126,715         8,590,979              -       104,060,548       112,651,527
                               ----------------------------------------------------------------------------------------------------
Shareholders' Equity:

     Shares of Beneficial
       Interest at $1 Par                    -                                 -              -        35,544,280        35,544,280

     Preferred Shares $0.01 Par                                                                            24,750            24,750

     Capital Contributed in
       Excess of Par                         -                                 -              -       877,444,615       877,444,615

     Restricted Stock                        -                                 -              -        (3,195,777)       (3,195,777)

Other Comprehensive Income                   -                                 -              -        (2,005,840)       (2,005,840)

     Retained Earnings
       (Distributions in Excess
       of Net Income)                        -                                 -              -       115,821,585       115,821,585
                               ----------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                   -               -                 -              -     1,023,633,613     1,023,633,613
                               ----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY         $ 1,361,456,206   $  95,342,621   $ 1,456,798,827   $  4,113,008   $ 1,338,260,795   $ 2,799,172,630
                               ====================================================================================================

                                 ------------------------------------------------------------------------------
                                                                MARCH 31, 2003
                                 ------------------------------------------------------------------------------
                                                                        OTHER
                                    RETAIL        MULTIFAMILY         PROPERTIES     CORPORATE   COMBINED TOTAL
ASSETS
                                 ------------------------------------------------------------------------------
Investments in Real Estate, at
  cost (2)                       $ 623,889,080   $ 306,455,620      $ 23,295,092   $          -   $ 953,639,792
                                 ==============================================================================
Accumulated Depreciation           (80,177,754)   (101,801,110)       (2,038,528)             -    (184,017,392)
                                 ==============================================================================
NET REAL ESTATE                    543,711,326     204,654,510        21,256,564              -     769,622,400
                                 ==============================================================================
Investments in PREIT-RUBIN

Advances to Partnerships and
  Joint Ventures                             -               -                 -         51,966          51,966

Advances to PREIT-RUBIN
                                 ------------------------------------------------------------------------------
                                   543,711,326     204,654,510        21,256,564         51,966     769,674,366
                                 ------------------------------------------------------------------------------
     Allowance for Possible
       Losses                                -               -                 -              -               -
                                 ------------------------------------------------------------------------------
                                   543,711,326     204,654,510        21,256,564         51,966     769,674,366
                                 ------------------------------------------------------------------------------
Other Assets:

Cash                                 8,600,785       3,145,048                 -      2,269,825      14,015,658

Other assets held for sale                                                                                    -

Intangible Assets (3)                2,293,349                                       16,679,886      18,973,235

Other Assets, Net (4)               39,130,436       9,359,487            12,556     20,431,049      68,933,528
                                 ------------------------------------------------------------------------------
TOTAL OTHER ASSETS                  50,024,570      12,504,535            12,556     39,380,760     101,922,421
                                 ------------------------------------------------------------------------------
TOTAL ASSETS                       593,735,896     217,159,045        21,269,120     39,432,726     871,596,787
                                 ==============================================================================
LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities:

     Mortgage Notes Payable        278,887,114     199,330,487                 -              -     478,217,601

     Mortgage Debt Premium (5)

     Bank Loans Payable             96,533,360       9,839,946        35,359,803      5,166,891     146,900,000

     Acquisition Term Loan &
       Unsecured Line  of
       Credit                                -               -                 -              -               -

     Construction Loans                      -               -                 -              -               -

Liabilities Related to Assets
  held for sale                              -               -                 -              -               -

Other Liabilities (6)               11,640,685       5,155,013         3,117,256      8,896,371      28,809,325
                                 ------------------------------------------------------------------------------
TOTAL LIABILITIES                  387,061,159     214,325,446        38,477,059     14,063,262     653,926,926
                                 ------------------------------------------------------------------------------
Minority Interest                      126,715                                 -     32,109,606      32,236,321
                                 ------------------------------------------------------------------------------
Shareholders' Equity:

     Shares of Beneficial
       Interest at $1 Par                    -               -                 -     16,753,814      16,753,814

     Preferred Shares $0.01 Par

     Capital Contributed in
       Excess of Par                         -               -                 -    218,157,987     218,157,987

     Restricted Stock                        -               -                 -     (3,578,645)     (3,578,645)

Other Comprehensive Income                   -               -                 -     (3,845,468)     (3,845,468)

     Retained Earnings
       (Distributions in Excess
       of Net Income)                        -               -                 -    (42,054,148)    (42,054,148)
                                 ------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                   -               -                 -    185,433,540     185,433,540
                                 ------------------------------------------------------------------------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY           $ 387,187,874   $ 214,325,446      $ 38,477,059  $ 231,606,408   $ 871,596,787
                                 ==============================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.
(2) Investment in real estate as of March 31, 2004 and December 31, 2003 includes $96,448,111 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties. Assets held for sale for GAAP purposes were $133,832,046 and $156,574,137 as of March 31, 2004 and December 31, 2003,
respectively. During the first quarter of 2004, PREIT reallocated approximately $20 million of the amount originally allocated to the non-core properties to the other properties acquired in the Crown merger.
(3) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.
(4) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.
(5) Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.
(6) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

INCOME STATEMENT (1)
QUARTERLY COMPARISON

(Wholly Owned vs. JV)                                                     Q1 04
                                                                (3 MONTHS ENDED 3/31/04)
                                               ---------------------------------------------------------------------------  -------
                                                                                                                COMBINED    TOTAL %
                                                 WHOLLY OWNED              JVS           CORPORATE                TOTAL     CHANGE
                                               ---------------------------------------------------------------------------  -------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                  $ 64,202,897         $ 5,155,520        $           -            69,358,417   114.3%
Straight-Lining of Base Rents                     1,309,785              39,437                    -             1,349,222   261.8%
Percentage Rents                                  2,315,761             237,047                    -             2,552,808   478.2%
Expense Reimbursables                            30,785,238           1,590,403                                 32,375,641   406.2%
Lease Termination                                    26,689                   -                    -                26,689     N/A
Other Real Estate Revenues                        2,900,734             165,436                    -             3,066,170   153.3%
                                               ---------------------------------------------------------------------------  -------
TOTAL REVENUES                                  101,541,104   93%     7,187,843   7%   $           -     0%    108,728,947   164.5%
                                               ---------------------------------------------------------------------------  -------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                        31,084,264           1,717,568                    -            32,801,832   186.1%
Real Estate Taxes                                 9,174,902             577,269                    -             9,752,171   181.7%
Minority Interest in Properties                     427,404                   -                                    427,404     N/A
                                               ---------------------------------------------------------------------------  -------
TOTAL EXPENSES                                   40,686,570   95%     2,294,837   5%               -     0%     42,981,407   188.0%
                                               ---------------------------------------------------------------------------  -------
                                               ---------------------------------------------------------------------------  -------
NET OPERATING INCOME                             60,854,534   93%     4,893,006   7%               -     0%     65,747,540   151.1%
                                               ===========================================================================  =======
OTHER INCOME (EXPENSES)
Management Company Revenue                                -                   -            2,458,343             2,458,343    12.7%
Interest Income                                           -                   -              253,728               253,728    79.3%
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                         -                   -           (6,692,085)           (6,692,085)   84.0%
Other G&A Expenses                                        -                   -           (4,118,759)           (4,118,759)   53.1%
                                               ---------------------------------------------------------------------------  -------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION           60,854,534  106%     4,893,006   8%      (8,098,773)  -14%     57,648,767   159.9%
                                               ---------------------------------------------------------------------------  -------
Interest Expense (2)(3)                         (17,041,328)         (2,050,359)          (1,657,535)          (20,749,222)   96.0%
Depreciation & Amortization                     (25,343,875)         (1,077,961)                   -           (26,421,836)  262.5%
                                               ---------------------------------------------------------------------------  -------
TOTAL OTHER INCOME (EXPENSES)                   (42,385,203)         (3,128,320)          (1,657,535)          (47,171,058)  163.9%
                                               ---------------------------------------------------------------------------  -------
Gains (losses) on sales of interests in
  Real Estate                                                                 -                    -                     -     N/A
                                               ---------------------------------------------------------------------------  -------
Income before Minority Interest                  18,469,331           1,764,686           (9,756,308)           10,477,709    90.5%
                                               ---------------------------------------------------------------------------  -------
Minority Interest of O.P. Unitholders                     -                   -             (783,938)             (783,938)  173.7%
                                               ---------------------------------------------------------------------------  -------
Income from Operations                           18,469,331           1,764,686          (10,540,246)            9,693,771    86.0%
                                               ---------------------------------------------------------------------------  -------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                              -                                          -     N/A
Minority Interest of O.P. Unitholders                                                       (180,440)             (180,440)    N/A
Gain (losses) on Disposition of Discontinued
  Operations                                              -                                 (550,000)             (550,000)    N/A
                                               ---------------------------------------------------------------------------  -------
TOTAL DISCONTINUED OPERATIONS                             -                   -             (730,440)             (730,440)    N/A
                                               ---------------------------------------------------------------------------  -------
Extraordinary item (Loss on early
  extinguishment of debt)                                                                          -                     -     N/A
                                               ---------------------------------------------------------------------------  -------
NET INCOME                                     $ 18,469,331  206%   $ 1,764,686  20%   $ (11,270,686) -126%    $ 8,963,331    80.1%
                                               ===========================================================================  =======

                                                                          Q1 03
                                                                (3 MONTHS ENDED 3/31/03)
                                               ---------------------------------------------------------------------------
                                                                                                                COMBINED
                                                 WHOLLY OWNED              JVS           CORPORATE                TOTAL
                                               ---------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                  $24,826,595          $ 7,541,729        $          -          $ 32,368,324
Straight-Lining of Base Rents                      331,733               41,135                   -               372,868
Percentage Rents                                   272,895              168,602                   -               441,497
Expense Reimbursables                            3,901,177            2,494,909                                 6,396,086
Lease Termination                                  320,041                4,756                   -               324,797
Other Real Estate Revenues                         912,895              297,393                   -             1,210,288
                                               --------------------------------------------------------------------------
TOTAL REVENUES                                  30,565,336    74%    10,548,524  26%   $          -     0%     41,113,860
                                               --------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                        8,252,109            3,211,415                   -            11,463,524
Real Estate Taxes                                2,610,811              851,376                   -             3,462,187
Minority Interest in Properties
                                               --------------------------------------------------------------------------
TOTAL EXPENSES                                  10,862,920    73%     4,062,791  27%              -     0%     14,925,711
                                               --------------------------------------------------------------------------
                                               --------------------------------------------------------------------------
NET OPERATING INCOME                            19,702,416    75%     6,485,733  25%              -     0%     26,188,149
                                               ==========================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                               -                    -           2,181,280             2,181,280
Interest Income                                          -                    -             141,506               141,506
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                        -                    -          (3,636,227)           (3,636,227)
Other G&A Expenses                                       -                    -          (2,690,064)           (2,690,064)
                                               --------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION          19,702,416    89%     6,485,733  29%     (4,003,505)  -18%     22,184,644
                                               --------------------------------------------------------------------------
Interest Expense (2)(3)                         (6,808,975)          (3,687,021)            (90,892)          (10,586,889)
Depreciation & Amortization                     (5,821,594)          (1,468,172)                               (7,289,766)
                                               --------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                  (12,630,569)          (5,155,193)            (90,892)          (17,876,655)
                                               --------------------------------------------------------------------------
Gains (losses) on sales of interests in
  Real Estate                                    1,191,492                                        -             1,191,492
                                               --------------------------------------------------------------------------
Income before Minority Interest                  8,263,339            1,330,540          (4,094,397)            5,499,481
                                               --------------------------------------------------------------------------
Minority Interest of O.P. Unitholders                    -                    -            (286,405)             (286,405)
                                               --------------------------------------------------------------------------
Income from Operations                           8,263,339            1,330,540          (4,380,802)            5,213,076
                                               --------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                         -                    -                   -                     -
Minority Interest of O.P. Unitholders                                                      (236,046)             (236,046)
Gain (losses) on Disposition of Discontinued
  Operations                                                                                                            -
                                               --------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                            -                                 (236,046)             (236,046)
                                               --------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                                     -                   -                     -
                                               --------------------------------------------------------------------------
NET INCOME                                     $ 8,263,339   166%   $ 1,330,540  27%   $ (4,616,848)  -93%   $  4,977,030
                                               ==========================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Capitalized interest expense for the line of credit and construction loans of $195,466 is not included in the quarter ended 3/31/04 and $378,076 is not included in the quarter ended 3/31/03.

(3) Interest expense from bank loans are classified as corporate in 2004.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

INCOME STATEMENT (1)
QUARTERLY COMPARISON

(Line of Business)                                                                Q1 04
                                                                          (3 MONTHS ENDED 3/31/04)
                                               ---------------------------------------------------------------------------  -------
                                                                          OTHER                                COMBINED     TOTAL %
                                                       RETAIL           PROPERTIES            CORPORATE          TOTAL      CHANGE
                                               ---------------------------------------------------------------------------  -------
REAL ESTATE OPERATING REVENUES
Base Rents                                     $ 69,273,261         $    85,156        $           -          $ 69,358,417   104.7%
     Less Vacancies and Concessions                                           -                    -                     -  -100.0%
Straight-Lining of Base Rents                     1,349,222                   -                    -             1,349,222   261.8%
Percentage Rents                                  2,552,808                   -                    -             2,552,808   478.2%
Expense Reimbursables                            32,363,966              11,675                                 32,375,641   406.2%
Lease Termination                                    26,689                   -                    -                26,689     N/A
Other Real Estate Revenues                        3,066,170                   -                    -             3,066,170   153.3%
                                               ---------------------------------------------------------------------------  -------
TOTAL REVENUES                                  108,632,116  100%        96,831   0%               -      -    108,728,947   164.5%
                                               ---------------------------------------------------------------------------  -------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                        32,798,607               3,225                    -            32,801,832   186.1%
Real Estate Taxes                                 9,743,121               9,050                    -             9,752,171   181.7%
Minority Interest in Properties                     427,404                   -                    -               427,404     N/A
                                               ---------------------------------------------------------------------------  -------
TOTAL EXPENSES                                   42,969,132  100%        12,275   0%               -      -     42,981,407   188.0%
                                               ---------------------------------------------------------------------------  -------
                                               ===========================================================================  =======
NET OPERATING INCOME                             65,662,984  100%        84,556   0%               -      -     65,747,540   151.1%
                                               ===========================================================================  =======
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                                -                   -            2,458,343             2,458,343    12.7%
Interest Income                                           -                   -              253,728               253,728    79.3%
GENERAL AND ADMINISTRATIVE:

Corporate Payroll                                         -                   -           (6,692,085)           (6,692,085)   84.0%
Other General & Administrative                            -                   -           (4,118,759)           (4,118,759)   53.1%
                                               ===========================================================================  =======
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION                  65,662,984  114%        84,556   0%      (8,098,773)  -14%     57,648,767   159.9%
                                               ===========================================================================  =======
Interest Expense (2)(3)                         (19,091,687)                  -           (1,657,535)          (20,749,222)   96.0%
Depreciation & Amortization                     (26,409,296)            (12,540)                   -           (26,421,836)  262.5%
                                               ---------------------------------------------------------------------------  -------
TOTAL OTHER INCOME (EXPENSES)                   (45,500,983)            (12,540)          (1,657,535)          (47,171,058)  163.9%
                                               ---------------------------------------------------------------------------  -------
Gains(losses) on sales of interests in Real
  Estate                                                  -                   -                    -                     -     N/A
                                               ---------------------------------------------------------------------------  -------
Income before Minority Interest                  20,162,001              72,016           (9,756,308)           10,477,709    90.5%
                                               ---------------------------------------------------------------------------  -------
Minority Interest of O.P. Unitholders                     -                   -             (783,938)             (783,938) -173.7%
                                               ---------------------------------------------------------------------------  -------
Income from Operations                           20,162,001              72,016          (10,540,246)            9,693,771   -86.0%
                                               ---------------------------------------------------------------------------  -------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                          -                   -                    -                     -     N/A

Minority Interest of O.P. Unitholders                                                       (180,440)             (180,440)    N/A
Gain (losses) on Disposition of Discontinued
  Operations                                                                                (550,000)             (550,000)    N/A
                                               ---------------------------------------------------------------------------  -------
TOTAL DISCONTINUED OPERATIONS                             -                   -             (730,440)             (730,440)    N/A
                                               ---------------------------------------------------------------------------  -------
Extraordinary item (Loss on early
  extinguishment of debt)                                                     -                    -                     -     N/A
                                               ---------------------------------------------------------------------------  -------
NET INCOME                                     $ 20,162,001  225%   $    72,016   1%   $ (11,270,686) -126%   $  8,963,331    80.1%
                                               ===========================================================================  =======

(Line of Business)                                                                Q1 03
                                                                          (3 MONTHS ENDED 3/31/03)
                                            ---------------------------------------------------------------------------------------
                                                                                      OTHER                             COMBINED
                                                  RETAIL            MULTIFAMILY     PROPERTIES           CORPORATE        TOTAL
                                            ---------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents                                  $ 18,034,781        $ 15,770,490       $ 83,421        $          -        $ 33,888,692
     Less Vacancies and Concessions                    -          (1,520,368)             -                   -          (1,520,368)
Straight-Lining of Base Rents                    372,868                   -              -                   -             372,868
Percentage Rents                                 441,497                   -              -                   -             441,497
Expense Reimbursables                          6,396,086                   -              -                   -           6,396,086
Lease Termination                                263,506              61,291              -                                 324,797
Other Real Estate Revenues                       599,352             611,311           (375)                  -           1,210,288
                                            ---------------------------------------------------------------------------------------
TOTAL REVENUES                                26,108,090   64%    14,922,724  36%    83,046   0%              -      -   41,113,860
                                            ---------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                      6,418,980           5,041,121          3,423                   -          11,463,524
Real Estate Taxes                              2,062,218           1,399,072            897                   -           3,462,187
Minority Interest in Properties
                                            ---------------------------------------------------------------------------------------
TOTAL EXPENSES                                 8,481,198   57%     6,440,193  43%     4,320   0%              -      -   14,925,711
                                            ---------------------------------------------------------------------------------------
                                            =======================================================================================
NET OPERATING INCOME                          17,626,892   67%     8,482,531  32%    78,726   0%              -      -   26,188,149
                                            =======================================================================================
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                             -                   -              -           2,181,280           2,181,280
Interest Income                                        -                   -              -             141,506             141,506
GENERAL AND ADMINISTRATIVE:                                                                                   -                   -

Corporate Payroll                                      -                   -              -          (3,636,227)         (3,636,227)
Other General & Administrative                         -                   -              -          (2,690,064)         (2,690,064)
                                            =======================================================================================
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION               17,626,892   79%     8,482,531  38%    78,726   0%     (4,003,505)  -18%   22,184,644
                                            =======================================================================================
Interest Expense (2)(3)                       (6,779,898)         (3,716,099)             -             (90,892)        (10,586,889)
Depreciation & Amortization                   (4,822,017)         (2,454,834)       (12,915)                  -          (7,289,766)
                                            ---------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                (11,601,915)         (6,170,933)       (12,915)            (90,892)        (17,876,655)
                                            ---------------------------------------------------------------------------------------
Gains(losses) on sales of interests in Real
  Estate                                       1,191,492                   -                                  -           1,191,492
                                            ---------------------------------------------------------------------------------------
Income before Minority Interest                7,216,469           2,311,598         65,811          (4,094,397)          5,499,481
                                            ---------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders                  -                   -              -            (286,405)           (286,405)
                                            ---------------------------------------------------------------------------------------
Income from Operations                         7,216,469           2,311,598         65,811          (4,380,802)          5,213,076
                                            ---------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                       -                   -              -                   -                   -

Minority Interest of O.P. Unitholders                                                                  (236,046)           (236,046)
Gain (losses) on Disposition of Discontinued
  Operations                                                                              -                                       -
                                            ---------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                          -                   -              -            (236,046)           (236,046)
                                            ---------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                              -                   -              -                   -                   -
                                            ---------------------------------------------------------------------------------------
NET INCOME                                  $  7,216,469  145%  $  2,311,598  46%  $ 65,811   1%   $ (4,616,848)  -93% $  4,977,030
                                            =======================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2) Capitalized interest expense for the line of credit and construction loans of $195,466 is not included in the quarter ended 3/31/04 and $378,076 is not included in the quarter ended 3/31/03.
(3) Interest expense from bank loans are classified as corporate in 2004.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON
(Property Status)

                                                                      Q1 04
                                                            (3 MONTHS ENDED 3/31/04)
                                        ----------------------------------------------------------------
                                          COMBINED
                                           TOTAL                        WO                      JVS
                                        ----------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                              $ 69,273,261           $ 64,117,741              $ 5,155,520
Straight-Lining of Base Rents              1,349,222              1,309,785                   39,437
Percentage Rents                           2,552,808              2,315,761                  237,047
Expense Reimbursables                     32,363,966             30,773,563                1,590,403
Lease Termination and Other Income            26,689                 26,689                        -
Other Real Estate Revenues                 3,066,170              2,900,734                  165,436
                                        ----------------------------------------------------------------
TOTAL  REVENUES                          108,632,116            101,444,273  93%           7,187,843  7%
                                        ----------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                 32,798,607             31,081,039                1,717,568
Real Estate Taxes                          9,743,121              9,165,852                  577,269
Minority Interest in Properties              427,404                427,404                        -
                                        ----------------------------------------------------------------
Total Operating Expenses                  42,969,132             40,674,295  95%           2,294,837  5%
                                        ================================================================
NET OPERATING INCOME                      65,662,984             60,769,978  93%           4,893,006  7%
                                        ================================================================
OTHER INCOME (EXP.)
Interest Expense                         (19,091,687)           (17,041,328)              (2,050,359)
Depreciation & Amortization              (26,409,296)           (25,331,335)              (1,077,961)
                                        ----------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                (45,500,983)           (42,372,663)              (3,128,320)
                                        ----------------------------------------------------------------

Gains (losses) on sales of int. in R.E             -                      -                        -
                                        ----------------------------------------------------------------
Income before Minority Int.               20,162,001             18,397,315                1,764,686
                                        ----------------------------------------------------------------
DISCONTINUED OPERATIONS:                                                                           -
                                        ----------------------------------------------------------------
Income from Disposed Real Estate                   -                                               -
                                        ----------------------------------------------------------------
Gain (losses) on Disposition of
  Discontinued Operations                          -
                                        ----------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -                      -
                                        ----------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishments of debt)                 -                      -                        -
                                        ----------------------------------------------------------------
NET INCOME                              $ 20,162,001           $ 18,397,315  91%         $ 1,764,686  9%
                                        ================================================================


                                        ----------------------------------------------------------------
                                           % CHANGE               % CHANGE                 % CHANGE
                                            TOTAL                    WO                       JVS
                                        ----------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                  284.1%                  457.1%                   -21.0%
Straight-Lining of Base Rents               261.8%                  294.8%                    -4.1%
Percentage Rents                            478.2%                  748.6%                    40.6%
Expense Reimbursables                       406.0%                  688.8%                   -36.3%
Lease Termination and Other Income             N/A                     N/A                      N/A
Other Real Estate Revenues                  411.6%                  763.9%                   -37.2%
                                        ----------------------------------------------------------------
TOTAL  REVENUES                             316.1%                  510.8%                   -24.3%
                                        ----------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                   411.0%                  763.1%                   -39.0%
Real Estate Taxes                           372.5%                  608.4%                   -24.9%
Minority Interest in Properties                N/A                     N/A                      N/A
                                        ----------------------------------------------------------------
Total Operating Expenses                    406.6%                  730.9%                   -36.0%
                                        ================================================================
NET OPERATING INCOME                        272.5%                  418.8%                   -17.2%
                                        ================================================================
OTHER INCOME (EXP.)
Interest Expense                            181.6%                  404.3%                   -39.7%
Depreciation & Amortization                 447.7%                  623.7%                   -18.5%
                                        ----------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                   292.2%                  515.9%                   -33.8%
                                        ----------------------------------------------------------------

Gains (losses) on sales of int. in R.E         N/A                     N/A                      N/A
                                        ----------------------------------------------------------------
Income before Minority Int.                 179.4%                  205.3%                    48.3%
                                        ----------------------------------------------------------------
DISCONTINUED OPERATIONS:
                                        ----------------------------------------------------------------
Income from Disposed Real Estate               N/A                     N/A                      N/A
                                        ----------------------------------------------------------------
Gain (losses) on Disposition of
  Discontinued Operations                      N/A                     N/A                      N/A
                                        ----------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                  N/A                     N/A                      N/A
                                        ----------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishments of debt)             N/A                     N/A                      N/A
                                        ----------------------------------------------------------------
NET INCOME                                  179.4%                  205.3%                    48.3%
                                        ================================================================

[RESTUBBED TABLE]

                                                                      Q1 03
                                                            (3 MONTHS ENDED 3/31/03)
                                        ----------------------------------------------------------------
                                          COMBINED
                                           TOTAL                        WO                      JVS
                                        ----------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                              $ 18,034,781           $ 11,509,300              $ 6,525,481
Straight-Lining of Base Rents                372,868                331,733                   41,135
Percentage Rents                             441,497                272,895                  168,602
Expense Reimbursables                      6,396,086              3,901,177                2,494,909
Lease Termination and Other Income           263,506                258,750                    4,756
Other Real Estate Revenues                   599,352                335,764                  263,588
                                        ----------------------------------------------------------------
TOTAL  REVENUES                           26,108,090             16,609,619  64%           9,498,471  36%
                                        ----------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  6,418,980              3,601,081                2,817,899
Real Estate Taxes                          2,062,218              1,293,945                  768,273
Minority Interest in Properties                    -                      -                        -
                                        ----------------------------------------------------------------
Total Operating Expenses                   8,481,198              4,895,026  58%           3,586,172  42%
                                        ================================================================
NET OPERATING INCOME                      17,626,892             11,714,593  66%           5,912,299  34%
                                        ================================================================
OTHER INCOME (EXP.)
Interest Expense                          (6,779,898)            (3,379,281)              (3,400,616)
Depreciation & Amortization               (4,822,017)            (3,500,126)              (1,321,891)
                                        ----------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                (11,601,915)            (6,879,407)              (4,722,507)
                                        ----------------------------------------------------------------

Gains (losses) on sales of int. in R.E     1,191,492              1,191,492                        -
                                        ----------------------------------------------------------------
Income before Minority Int.                7,216,469              6,026,678                1,189,792
                                        ----------------------------------------------------------------
DISCONTINUED OPERATIONS:                           -
                                        ----------------------------------------------------------------
Income from Disposed Real Estate                   -                      -
                                        ----------------------------------------------------------------
Gain (losses) on Disposition of
  Discontinued Operations
                                        ----------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -                      -                        -
                                        ----------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishments of debt)                 -                      -                        -
                                        ----------------------------------------------------------------
NET INCOME                              $  7,216,469           $  6,026,678  84%         $ 1,189,792  16%
                                        ================================================================

SAME STORE COMPARISON

                                                                  Q1 04
                                                           (3 MONTHS ENDED 3/31/04)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          % CHANGE
                                        COMBINED TOTAL      SAME               NEW              REDEV         DIVEST      SAME STORE
------------------------------------------------------------------------------------------------------------------------------------

Base Rents                               $69,273,261   $ 15,618,587        $ 51,538,427       $ 2,116,248       $ -           4.3%
Straight-Lining of Base Rents              1,349,222        161,415           1,173,484            14,323         -         -39.3%
Percentage Rents                           2,552,808        491,379           2,042,561            18,869         -          19.3%
Expense Reimbursables                     32,363,966      4,721,787          26,536,130         1,106,050         -           1.2%
Lease Termination                             26,689              -              26,689                 -         -            N/A
Other Real Estate Revenues                 3,066,170        378,349           2,586,732           101,089         -          -2.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL  REVENUES                          108,632,116     21,371,516  20%     83,904,022  77%    3,356,579  3%     -    0%     1.9%
------------------------------------------------------------------------------------------------------------------------------------

R.E. OPERATING EXPENSES
Operating and Maintenance                 32,798,607      4,699,506          27,170,976           928,125         -           3.8%
Real Estate Taxes                          9,743,121      1,641,070           7,870,152           231,899         -          -2.2%
Minority Interest in Properties              427,404              -             427,404                 -                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                  42,969,132      6,340,576  15%     35,468,532  83%    1,160,024  3%     -    0%     2.2%
------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                      65,662,984     15,030,940  23%     48,435,490  74%    2,196,555  3%     -    0%     1.8%
====================================================================================================================================
OTHER INCOME (EXP.)
Interest Expense                         (19,091,687)    (4,633,889)        (13,687,027)         (770,772)        -          -7.7%
Depreciation & Amortization              (26,409,296)    (5,029,412)        (20,826,223)         (553,661)        -          22.7%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                (45,500,983)    (9,663,301)        (34,513,250)       (1,324,433)        -           5.9%
====================================================================================================================================
Gain (losses) on sales of int. in R.E.             -                                  -                 -                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Income before Minority Int.               20,162,001      5,367,639          13,922,240           872,122         -          -4.9%
------------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                  -                   -                 -         -            N/A
Gain (losses) on Disposition of
 Discontinued Operations                           -                                                              -            N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -              -                                               -            N/A
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishment of debt)                  -              -                   -                 -         -            N/A
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                               $20,162,001    $ 5,367,639  27%   $ 13,922,240  69%    $ 872,122  4%   $ -    0%    -4.9%
====================================================================================================================================


[RESTUBBED TABLE]


------------------------------------------------------------------------------------------------------------------------------------
                                                                       Q1 03
                                                             (3 MONTHS ENDED 3/31/03)
------------------------------------------------------------------------------------------------------------------------------------
                                        COMBINED TOTAL      SAME                    NEW                   REDEV             DIVEST
------------------------------------------------------------------------------------------------------------------------------------
Base Rents                                $18,034,781   $ 14,978,710            $ 1,024,446            $2,031,625            $  -
Straight-Lining of Base Rents                 372,868        265,881                 87,843                19,144               -
Percentage Rents                              441,497        411,956                  7,329                22,212               -
Expense Reimbursables                       6,396,086      4,666,652                827,436               901,998               -
Lease Termination                             263,506        258,750                  4,756                     -               -
Other Real Estate Revenues                    599,352        389,490                 88,049               121,813               -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL  REVENUES                            26,108,090     20,971,439    80%       2,039,859    8%       3,096,792   12%         -
====================================================================================================================================
R.E. OPERATING EXPENSES
Operating and Maintenance                   6,418,980      4,527,947              1,061,529               829,504               -
Real Estate Taxes                           2,062,218      1,677,258                169,178               215,782               -
Minority Interest in Properties                     -              -                      -                     -               -
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                    8,481,198      6,205,205    73%       1,230,707   15%       1,045,286   12%         -
------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                       17,626,892     14,766,234    84%         809,152    5%       2,051,506   12%         -
====================================================================================================================================
OTHER INCOME (EXP.)
Interest Expense                           (6,779,898)    (5,022,291)              (987,576)             (770,031)              -
Depreciation & Amortization                (4,822,017)    (4,100,466)               (66,936)             (654,615)              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                 (11,601,915)    (9,122,757)            (1,054,512)           (1,424,646)              -
------------------------------------------------------------------------------------------------------------------------------------
Gain (losses) on sales of int. in R.E.      1,191,492                             1,191,492                     -
------------------------------------------------------------------------------------------------------------------------------------
Income before Minority Int.                 7,216,469      5,643,477                946,132               626,860               -
------------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                   -                     -                      -               -
Gain (losses) on Disposition of
 Discontinued Operations
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                       -                                                                           -
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishment of debt)                                  -                      -                     -               -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                $ 7,216,469    $ 5,643,477    78%       $ 946,132   13%       $ 626,860    9%      $  -
====================================================================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON
(Property Subtype)

                                                                          Q1 04
                                                                 (3 MONTHS ENDED 3/31/04)

                                            COMBINED
                                             TOTAL          ENCLOSED MALL        POWER CENTER      STRIP CENTER
                                         -------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                               $ 69,273,261    $ 60,983,081          $ 6,711,105        $ 1,579,075
Straight-Lining of Base Rents               1,349,222       1,238,280              115,322             (4,380)
Percentage Rents                            2,552,808       2,469,787               83,021                  -
Expense Reimbursables                      32,363,966      30,332,284            1,451,009            580,673
Lease Termination and Other Income             26,689          26,689                    -                  -
Other Real Estate Revenues                  3,066,170       3,014,148               47,572              4,450
                                         -------------------------------------------------------------------------
TOTAL  REVENUES                           108,632,116      98,064,269  90%       8,408,029   8%     2,159,818  2%
                                         -------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  32,798,607      31,348,341            1,026,953            423,313
Real Estate Taxes                           9,743,121       8,811,174              730,649            201,298
Minority Interest in Properties               427,404         427,404                    -                  -
                                         -------------------------------------------------------------------------
Total Operating Expenses                   42,969,132      40,586,919  94%       1,757,602   4%       624,611  1%
                                         =========================================================================
NET OPERATING INCOME                       65,662,984      57,477,350  88%       6,650,427  10%     1,535,207  2%
                                         =========================================================================
OTHER INCOME (EXP.)
Interest Expense                          (19,091,687)    (17,417,266)          (1,637,671)           (36,750)

Depreciation & Amortization               (26,409,296)    (23,973,220)          (2,006,178)          (429,898)
                                         -------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                 (45,500,983)    (41,390,486)          (3,643,849)          (466,648)
                                         -------------------------------------------------------------------------
Gains(losses) on sales of int. in R.E.              -               -                    -                  -
                                         -------------------------------------------------------------------------
Income before Minority Int.                20,162,001      16,086,864            3,006,578          1,068,559
                                         -------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                    -               -                    -                  -
                                         -------------------------------------------------------------------------
Gain (losses) on Disposition of
    Discontinued Operations                         -
                                         -------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                       -               -                    -                  -
                                         -------------------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishment of debt)                   -               -                    -                  -
                                         -------------------------------------------------------------------------
NET INCOME                               $ 20,162,001    $ 16,086,864  80%     $ 3,006,578  15%   $ 1,068,559  5%
                                         =========================================================================

[RESTUBBED TABLE]
                                        % CHANGE    % CHANGE       % CHANGE       % CHANGE

                                         TOTAL     ENCLOSED MALL  POWER CENTER   STRIP CENTER
                                       -------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                               284.1%       499.2%         4.5%            10.1%
Straight-Lining of Base Rents            261.8%       990.9%       -43.4%          -107.9%
Percentage Rents                         478.2%       570.8%        13.3%              N/A
Expense Reimbursables                    406.0%       577.2%         5.9%             6.2%
Lease Termination and Other Income          N/A          N/A          N/A              N/A
Other Real Estate Revenues               411.6%       450.8%         5.5%           -36.9%
                                       -------------------------------------------------------
TOTAL REVENUES                           316.1%       522.0%         1.3%             5.7%
                                       -------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                411.0%       524.4%        -1.4%            18.7%
Real Estate Taxes                        372.5%       719.5%        -8.6%             7.1%
Minority Interest in Properties             N/A          N/A          N/A              N/A
                                       -------------------------------------------------------
Total Operating Expenses                 406.6%       565.8%        -4.5%            14.7%
                                       =======================================================
NET OPERATING INCOME                     272.5%       494.4%         3.0%             2.5%
                                       =======================================================
OTHER INCOME (EXP.)
Interest Expense                         181.6%       360.0%       -43.0%           -69.0%

Depreciation & Amortization              447.7%       854.6%         6.6%             0.4%
                                       -------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                292.2%       557.2%       -23.4%           -14.6%
                                       -------------------------------------------------------
Gains(losses) on sales of int. in R.E.      N/A          N/A          N/A              N/A
                                       -------------------------------------------------------
Income before Minority Int.              179.4%       377.0%        76.8%           -50.1%
DISCONTINUED OPERATIONS:
                                       -------------------------------------------------------
Income from Disposed Real Estate            N/A          N/A          N/A              N/A
                                       -------------------------------------------------------
Gain (losses) on Disposition of
    Discontinued Operations                 N/A          N/A          N/A              N/A
                                       -------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS               N/A          N/A          N/A              N/A
                                       -------------------------------------------------------
Extraordinary item (Loss on
    early extinguishment of debt)           N/A          N/A          N/A              N/A
                                       -------------------------------------------------------
NET INCOME                               179.4%       377.0%        76.8%           -50.1%
                                       =======================================================

[RESTUBBED TABLE]


                                                                           Q1 03
                                                                 (3 MONTHS ENDED 3/31/03)

                                           COMBINED
                                             TOTAL       ENCLOSED MALL             POWER CENTER             STRIP CENTER
                                        -------------------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                              $ 18,034,781     $ 10,177,845              $ 6,423,296              $ 1,433,640
Straight-Lining of Base Rents                372,868          113,506                  203,778                   55,584
Percentage Rents                             441,497          368,201                   73,296                        -
Expense Reimbursables                      6,396,086        4,479,314                1,370,026                  546,746
Lease Termination and Other Income           263,506           79,756                  183,750                        -
Other Real Estate Revenues                   599,352          547,222                   45,078                    7,052
                                        -------------------------------------------------------------------------------------
TOTAL  REVENUES                           26,108,090       15,765,844   60%          8,299,224   32%          2,043,022    8%
                                        -------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  6,418,980        5,020,353                1,041,944                  356,683
Real Estate Taxes                          2,062,218        1,075,189                  799,155                  187,874
Minority Interest in Properties                    -                -                        -                        -
                                        -------------------------------------------------------------------------------------
Total Operating Expenses                   8,481,198        6,095,542   72%          1,841,099   22%            544,557    6%
                                        =====================================================================================
NET OPERATING INCOME                      17,626,892        9,670,302   55%          6,458,125   37%          1,498,465    9%
                                        =====================================================================================
OTHER INCOME (EXP.)
Interest Expense                          (6,779,898)      (3,786,156)              (2,875,280)                (118,461)
Depreciation & Amortization               (4,822,017)      (2,511,390)              (1,882,580)                (428,047)
                                        -------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                (11,601,915)      (6,297,546)              (4,757,860)                (546,508)
                                        -------------------------------------------------------------------------------------

Gains(losses) on sales of int. in R.E.     1,191,492                -                        -                1,191,492
                                        -------------------------------------------------------------------------------------
Income before Minority Int.                7,216,469        3,372,756                1,700,265                2,143,449
                                        -------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
                                        -------------------------------------------------------------------------------------
Income from Disposed Real Estate                   -                -                        -
                                        -------------------------------------------------------------------------------------
Gain (losses) on Disposition of
    Discontinued Operations
                                        -------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -                -                        -                        -
                                        -------------------------------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishment of debt)                  -                -                        -                        -
                                        -------------------------------------------------------------------------------------
NET INCOME                               $ 7,216,469      $ 3,372,756   47%        $ 1,700,265   24%        $ 2,143,449   30%
                                        =====================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

SAME STORE COMPARISON

                                                                          Q1 04
                                                                 (3 MONTHS ENDED 3/31/04)

                                            COMBINED
                                             TOTAL             ENCLOSED MALL        POWER CENTER          STRIP CENTER
                                         ----------------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                  $ 15,618,587      $ 7,554,128         $ 6,711,105          $ 1,353,354
Straight-Lining of Base Rents                    161,415           52,432             115,322               (6,339)
Percentage Rents                                 491,379          408,358              83,021                    -
Expense Reimbursables                          4,721,787        2,884,473           1,451,009              386,305
Lease Termination                                      -                -                   -                    -
Other Real Estate Revenues                       378,349          326,727              47,572                4,050
                                         ----------------------------------------------------------------------------------
TOTAL  REVENUES                               21,371,516       11,226,117    53%    8,408,029   39%      1,737,370     8%
                                         ----------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                      4,699,506        3,349,818           1,026,953              322,735
Real Estate Taxes                              1,641,070          761,039             730,649              149,382
Minority Interest in Properties                        -                -                   -                    -
                                         ----------------------------------------------------------------------------------
Total Operating Expenses                       6,340,576        4,110,857    65%    1,757,602   28%        472,117     7%
                                         ==================================================================================
NET OPERATING INCOME                          15,030,940        7,115,260    47%    6,650,427   44%      1,265,253     8%
                                         ==================================================================================
OTHER INCOME (EXP.)
Interest Expense                              (4,633,889)      (2,959,468)         (1,637,671)             (36,750)
Depreciation & Amortization                   (5,029,412)      (2,653,623)         (2,006,178)            (369,611)
                                         ----------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                     (9,663,301)      (5,613,091)         (3,643,849)            (406,361)
                                         ----------------------------------------------------------------------------------

Gain (losses) on sales of int. in R.E                  -                -                   -                    -
                                         ----------------------------------------------------------------------------------
Income before Minority Int.                    5,367,639        1,502,169           3,006,578              858,892
                                         ----------------------------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishment of debt)                      -                -                   -                    -
                                         ----------------------------------------------------------------------------------
NET INCOME                                   $ 5,367,639      $ 1,502,169    28%  $ 3,006,578   56%      $ 858,892    16%
                                         ==================================================================================

[RESTUBBED TABLE]
                                         % CHANGE             % CHANGE                % CHANGE           % CHANGE

                                         TOTAL (1)          ENCLOSED MALL           POWER CENTER        STRIP CENTER
                                        -----------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                   4.3%                 4.8%                   4.5%                0.4%
Straight-Lining of Base Rents              -39.3%               -22.7%                 -43.4%               11.5%
Percentage Rents                            19.3%                20.6%                  13.3%                 N/A
Expense Reimbursables                        1.2%                 1.0%                   5.9%              -12.3%
Lease Termination                             N/A                  N/A                    N/A                 N/A
Other Real Estate Revenues                  -2.9%                -3.2%                  -5.5%              -42.5%
                                        -----------------------------------------------------------------------------
TOTAL  REVENUES                              1.9%                 3.2%                   1.3%               -2.9%
                                        -----------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    3.8%                 3.5%                  -1.4%               28.8%
Real Estate Taxes                           -2.2%                 3.9%                  -8.6%                2.7%
Minority Interest in Properties               N/A                  N/A                    N/A                 N/A
                                        -----------------------------------------------------------------------------
Total Operating Expenses                     2.2%                 3.6%                  -4.5%               19.2%
                                        =============================================================================
NET OPERATING INCOME                         1.8%                 2.9%                   3.0%               -9.2%
                                        =============================================================================
OTHER INCOME (EXP.)
Interest Expense                            -7.7%                38.6%                 -42.5%               -2.9%
Depreciation & Amortization                 22.7%                42.9%                   6.6%                2.4%
                                        -----------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                    5.9%                40.6%                 -23.0%                1.9%
                                        -----------------------------------------------------------------------------

Gain (losses) on sales of int. in R.E         N/A                  N/A                    N/A                 N/A
                                        -----------------------------------------------------------------------------
Income before Minority Int.                 -4.9%               -48.6%                  74.1%              -13.7%
                                        -----------------------------------------------------------------------------
Extraordinary item (Loss on
    early extinguishment of debt)
                                        -----------------------------------------------------------------------------

NET INCOME                                  -4.9%               -48.6%                  74.1%              -13.7%
                                        =============================================================================


[RESTUBBED TABLE]

                                                                             Q1 03
                                                                    (3 MONTHS ENDED 3/31/03)

                                              COMBINED
                                               TOTAL            ENCLOSED MALL         POWER CENTER          STRIP CENTER
                                           -----------------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                  $14,978,710         $ 7,207,288            $ 6,423,296           $ 1,348,126
Straight-Lining of Base Rents                   265,881              67,786                203,778                (5,683)
Percentage Rents                                411,956             338,660                 73,296                     -
Expense Reimbursables                         4,666,652           2,856,171              1,370,026               440,455
Lease Termination                               258,750              75,000                183,750                     -
Other Real Estate Revenues                      389,490             337,363                 45,078                 7,049
                                           -----------------------------------------------------------------------------------
TOTAL  REVENUES                              20,971,439          10,882,268   52%        8,299,224    40%      1,789,947    9%
                                           -----------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                     4,527,947           3,235,364              1,041,944               250,639
Real Estate Taxes                             1,677,258             732,664                799,155               145,439
Minority Interest in Properties                       -                   -                      -                     -
                                           -----------------------------------------------------------------------------------
Total Operating Expenses                      6,205,205           3,968,028   64%        1,841,099    30%        396,078    6%
                                           ===================================================================================
NET OPERATING INCOME                         14,766,234           6,914,240   47%        6,458,125    44%      1,393,869    9%
                                           ===================================================================================
OTHER INCOME (EXP.)
Interest Expense                             (5,022,291)         (2,135,656)            (2,848,785)              (37,850)
Depreciation & Amortization                  (4,100,466)         (1,856,775)            (1,882,580)             (361,111)
                                           -----------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                    (9,122,757)         (3,992,431)            (4,731,365)             (398,961)
                                           -----------------------------------------------------------------------------------

Gain (losses) on sales of int. in R.E                 -                   -                      -                     -
                                           -----------------------------------------------------------------------------------
Income before Minority Int.                   5,643,477           2,921,809              1,726,760               994,908
Extraordinary item (Loss on
    early extinguishment of debt)                                         -                      -                     -
                                           -----------------------------------------------------------------------------------
NET INCOME                                  $ 5,643,477         $ 2,921,809   52%      $ 1,726,760    31%      $ 994,908   18%
                                           ===================================================================================



(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                                                                      [PREIT LOGO]

FUNDS FROM OPERATIONS (1)                                                     Q1:3/31/04            % CHANGE            Q1:3/31/03
                                                                              ----------            --------            ----------
NET INCOME                                                                    $ 8,963,331              80.1%             $4,977,030
Dividends on preferred shares                                                  (3,403,125)                                     -
                                                                              -----------                                ----------
NET INCOME ALLOCABLE TO COMMON SHARES                                         $ 5,560,206              11.7%             $4,977,030

Minority Interest in Operating Partnership-operations                             783,938             173.7%                286,405

Minority Interest in Operating Partnership-discontinued operations                180,440               N/A                 236,046

(Gain) losses on sales of interests in real estate                                      -               N/A              (1,191,492)
(Gain) losses on disposition of discontinued operations                           550,000               N/A                       -

Depreciation & Amortization: (2)
       Wholly owned and consolidated partnerships                              25,278,875             633.1%              3,448,041
       Unconsolidated partnerships and joint ventures                           1,077,961             -26.6%              1,468,172
       Discontinued operations                                                          -               N/A               2,308,553

                                                                              -----------             ------            -----------
FFO                                                                           $33,431,420             189.9%            $11,532,755
                                                                              -----------             ------            -----------

Weighted Average Shares and O.P. Units Outstanding                             39,239,401             114.3%             18,308,057

                                                                              -----------             ------            -----------
NET INCOME PER SHARE                                                                $0.16             -47.8%                  $0.30
                                                                              -----------             ------            -----------
FFO PER SHARE                                                                       $0.85              35.3%                  $0.63
                                                                              -----------             ------            -----------

FUNDS AVAILABLE FOR DISTRIBUTION
FFO                                                                           $33,431,420             189.9%            $11,532,755
Adjustments:
Straight-lining of base rents                                                  (1,349,222)            261.8%               (372,868)
Recurring capital expenditures                                                   (854,898)             72.0%               (497,008)
Amortization of debt premium                                                   (4,864,640)              N/A                       -
                                                                              -----------             ------            -----------
FAD                                                                           $26,362,660             147.2%            $10,662,879
                                                                              -----------             ------            -----------
Weighted Average Shares and O.P. Units Outstanding                             39,239,401             114.3%             18,308,057

                                                                              -----------             ------            -----------
FAD PER SHARE                                                                       $0.67              15.4%                  $0.58
                                                                              -----------             ------            -----------
PAYOUT RATIOS
DIVIDEND PER COMMON SHARE                                                           $0.54               5.9%                  $0.51
                                                                              -----------             ------            -----------

                                                                              -----------             ------            -----------
PAYOUT RATIO OF NET INCOME                                                         343.8%             174.3%                 169.5%
                                                                              ===========             ======            ===========
PAYOUT RATIO OF FFO                                                                 63.4%             -17.6%                  81.0%
                                                                              ===========             ======            ===========
PAYOUT RATIO OF FAD                                                                 80.4%              -7.2%                  87.6%
                                                                              -----------             ------            -----------


(1) Certain prior period amounts have been reclassified to conform with the current period presentation.
(2) Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                               [PREIT LOGO]                        PEI
                                                                                                                    LISTED
                                                                                                                     NYSE

KEY RATIOS
------------------------------------------------------------------------------------------------------------------------------
                                                                                              Q1: 3/31/2004      Q1: 3/31/2003
                                                                                              -------------      -------------
COVERAGE RATIO (1)
                   Interest Coverage Ratio (EBITDA/Interest Expense)                                2.78               2.10
-----------------------------------------------------------------------------------------------------------------------------

LEVERAGE RATIOS  (1)
                   Debt / Total Market Capitalization                                               49.3%              54.1%
-----------------------------------------------------------------------------------------------------------------------------

OPERATING RATIOS (1)
                   NOI/Real Estate Revenues                                                         60.5%              63.7%
-----------------------------------------------------------------------------------------------------------------------------

RETURN ON INVESTMENT RATIOS (1)
                   Total FFO/Equity Market Capitalization, net of preferred shares                   2.2%               2.2%
                   FFO multiple (Closing share price / Annualized FFO per share for quarter) (2)   11.05              11.37
                   NOI/Total Market Capitalization at Period End                                     2.1%               2.3%
                   NOI/Investment in Real Estate at Period End                                       2.6%               2.7%
-----------------------------------------------------------------------------------------------------------------------------

PAYOUT RATIOS
                   FFO Payout Ratio (Dividend/FFO) per Share                                        63.4%              81.0%
                   FAD Payout Ratio (Dividend/FAD) per Share                                        80.4%              87.6%
-----------------------------------------------------------------------------------------------------------------------------


(1) The calculation of these ratios includes wholly owned properties, PREIT's proportional share of joint venture properties and properties classified as held for sale.

(2) Calculations based on closing stock price at the end of the quarter.

PENNSYLVANIA REIT

                                                                                                      PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)               [PREIT LOGO]                        LISTED
DEBT SCHEDULE OF WHOLLY OWNED PROPERTIES                                                              NYSE


                                                      PREIT's         Total              PREIT's             PREIT's
                                                     Ownership      Investment         Investment          Accumulated
Property Name                                         Interest       to Date           to Date (1)         Depreciation
-------------                                        ---------      ----------         ----------          ------------
RETAIL PROPERTIES
Beaver Valley Mall                                      100%       $ 55,914,455        $ 55,914,455         $ 3,099,583
Bradley Square                                          100%          7,317,462           7,317,462                   -
Capital City (2)                                        100%         79,462,253          79,462,253             726,822
Chambersburg Mall (2)(3)                                 89%         36,854,938          36,854,938             380,354
Cherry Hill Mall (4)(5)(6)                               73%        203,720,555         185,170,408           4,520,558

Christiana Power I                                      100%         39,870,034          39,870,034           4,687,599
Creekview                                               100%         18,933,437          18,933,437           2,156,307
Crest Plaza Shopping Center                             100%         16,380,269          16,380,269           1,048,435
Crossroads Mall                                         100%         32,628,383          32,628,383             417,760
Dartmouth Mall                                          100%         53,324,547          53,324,547           9,575,381
Echelon Mall                                            100%         16,561,595          16,561,595           1,072,413
Exton Square Mall (6)                                   100%        143,313,581         143,313,581           3,642,792
Festival at Exton                                       100%         18,983,896          18,983,896           2,247,167
Francis Scott Key Mall (3)                               89%         66,872,005          66,872,005             877,163
Gallery at Market East                                  100%         48,305,302          48,305,302           1,173,687
Jacksonville Mall                                       100%         58,740,203          58,740,203             757,260
Logan Valley Mall (2)(3)                                100%         81,644,632          81,644,632           1,038,211
Lycoming Mall (2)(3)                                     89%         56,015,697          56,015,697             561,580
Magnolia Mall                                           100%         57,207,072          57,207,072           7,870,880
Martinsburg Mall (3)                                     89%         17,930,182          17,930,182                   -
Moorestown Mall                                         100%         74,936,458          74,936,458           2,840,682
Mount Berry Square                                      100%         16,467,178          16,467,178                   -
New River Valley Mall (3)                                89%         32,802,884          32,802,884             332,176
Nittany Mall (2)(3)                                      89%         45,435,095          45,435,095             438,412
North Hanover Mall (2)(3)                                89%         27,532,919          27,532,919             303,779
Northeast Tower Center                                  100%         31,015,011          31,015,011           2,809,487
Northeast Tower Center-Home Depot                       100%         13,578,891          13,578,891           1,357,889
Palmer Park Mall                                        100%         37,675,287          37,675,287           5,869,256
Patrick Henry Mall (3)                                   89%         98,477,203          98,477,203             930,916
Paxton Towne Centre                                     100%         53,433,498          53,433,498           4,831,494
Phillipsburg Mall (3)                                    89%         49,476,721          49,476,721             495,985
Plymouth Meeting Mall                                   100%         78,297,918          78,297,918           2,266,426
Prince Georges Plaza (6)                                100%         86,566,029          86,566,029          11,075,910
Schuylkill Mall (2)                                     100%         11,464,538          11,464,538                   -
Shenango Valley Mall (2)                                100%          8,011,837           8,011,837                   -
South Blanding Village                                  100%          9,502,950           9,502,950           3,242,231
South Mall (2)(3)                                        89%         30,844,344          30,844,344             326,859
The Commons at Magnolia                                 100%          9,885,682           9,885,682           1,042,967
Uniontown Mall (2)(3)                                    89%         28,778,779          28,778,779             338,450
Valley Mall                                             100%         82,834,325          82,834,325           1,146,072
Valley View Mall                                        100%         51,301,983          51,301,983             497,730
Viewmont Mall (2)(3)                                     89%         70,909,021          70,909,021             661,376
Washington Crown Center (2)                              89%         46,805,107          46,805,107             762,421
West Manchester Mall (2)(3)                              89%         35,256,909          35,256,909                   -
Willow Grove Park                                       100%        170,901,884         170,901,884           7,737,029
Wiregrass Mall (6)                                      100%         40,630,494          40,630,494             492,989
Wyoming Valley Mall (2)(3)                              100%         87,014,562          87,014,562             789,707
Land held for development                               100%          9,397,945           9,397,945

-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                                     $ 2,449,215,950     $ 2,430,665,803        $ 96,444,195
-----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                             100%    $        84,610     $        84,610        $     81,610
ARA Services, Pennsauken, NJ                            100%            210,473             210,473             168,990
Interstate Container Corporation                        100%          1,802,271           1,802,271           1,490,841
Sears Roebuck & Co.                                     100%            406,857             406,857             347,870
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES                        $     2,504,211     $     2,504,211        $  2,089,311
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                               $ 2,451,720,161     $ 2,433,170,014        $ 98,533,506
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES                       $   276,594,507     $   137,487,531        $ 32,248,911
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE/LINE OF CREDIT
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES                        $ 2,728,314,668     $ 2,570,657,545       $ 130,782,417
===================================================================================================================================


[RESTUBBED TABLE]


                                                                     PREIT's                            PREIT's
                                                   PREIT's        Share of O/S          PREIT's         Share of          Current
                                                 Depreciated    Mortgage Debt and       Share of       Mortgage Debt      Mortgage
Property Name                                       Costs      Mortgage Debt Premium    Mortgage         Premium       Interest Rate
-------------                                    -----------   ---------------------    --------       -------------   -------------
RETAIL PROPERTIES
Beaver Valley Mall                            $   52,814,872   $    47,202,804     $    47,202,804     $          -          7.36%
Bradley Square                                     7,317,462                 -                   -                -          0.00%
Capital City (2)                                  78,735,431        59,997,556          53,192,893        6,804,663          7.61%
Chambersburg Mall (2)(3)                          36,474,584        20,828,111          18,975,791        1,852,320          7.43%
Cherry Hill Mall (4)(5)(6)                       180,649,850        78,087,177          72,448,445        5,638,732         10.60%
                                                                    59,564,918          59,564,918                -          5.00%
Christiana Power I                                35,182,435                 -                   -                -          0.00%
Creekview                                         16,777,130                 -                   -                -          0.00%
Crest Plaza Shopping Center                       15,331,834                 -                   -                -          0.00%
Crossroads Mall                                   32,210,623        14,370,811          13,528,790          842,021          7.39%
Dartmouth Mall                                    43,749,166        69,262,435          69,262,435                -          4.95%
Echelon Mall                                      15,489,182                 -                   -                -          0.00%
Exton Square Mall (6)                            139,670,789       107,181,662          99,441,291        7,740,371          6.95%
Festival at Exton                                 16,736,729                 -                   -                -          0.00%
Francis Scott Key Mall (3)                        65,994,842        36,449,193          33,207,633        3,241,560          7.43%
Gallery at Market East                            47,131,615                 -                   -                -          0.00%
Jacksonville Mall                                 57,982,943                 -                   -                -          0.00%
Logan Valley Mall (2)(3)                          80,606,421        59,360,115          54,081,002        5,279,113          7.43%
Lycoming Mall (2)(3)                              55,454,117        36,449,194          33,207,633        3,241,561          7.43%
Magnolia Mall                                     49,336,192        20,579,879          20,579,879                -          8.20%
Martinsburg Mall (3)                              17,930,182        18,224,597          16,603,817        1,620,780          7.43%
Moorestown Mall                                   72,095,776        63,573,021          63,573,021                -          4.95%
Mount Berry Square                                16,467,178                 -                   -                -          0.00%
New River Valley Mall (3)                         32,470,708        17,703,894          16,129,422        1,574,472          7.43%
Nittany Mall (2)(3)                               44,996,683        31,242,666          28,463,686        2,778,980          7.43%
North Hanover Mall (2)(3)                         27,229,140        20,828,111          18,975,791        1,852,320          7.43%
Northeast Tower Center                            28,205,524                 -                   -                -          0.00%
Northeast Tower Center-Home Depot                 12,221,002        12,500,000          12,500,000                -          7.40%
Palmer Park Mall                                  31,806,031        18,106,009          18,106,009                -          6.77%
Patrick Henry Mall (3)                            97,546,287        52,590,980          47,913,871        4,677,109          7.43%
Paxton Towne Centre                               48,602,004                 -                   -                -          0.00%
Phillipsburg Mall (3)                             48,980,736        31,242,166          28,463,686        2,778,480          7.43%
Plymouth Meeting Mall                             76,031,492                 -                   -                -          0.00%
Prince Georges Plaza (6)                          75,490,119        43,602,093          41,690,351        1,911,742          8.70%
Schuylkill Mall (2)                               11,464,538        18,240,244          18,240,244                -          7.25%
Shenango Valley Mall (2)                           8,011,837                 -                   -                -          0.00%
South Blanding Village                             6,260,719                 -                   -                -          0.00%
South Mall (2)(3)                                 30,517,485        15,621,083          14,231,843        1,389,240          7.43%
The Commons at Magnolia                            8,842,715                 -                   -                -          0.00%
Uniontown Mall (2)(3)                             28,440,329        24,993,733          22,770,949        2,222,784          7.43%
Valley Mall                                       81,688,253                 -                   -                -          0.00%
Valley View Mall                                  50,804,253        37,669,581          37,000,000          669,581          6.15%
Viewmont Mall (2)(3)                              70,247,645        31,242,166          28,463,686        2,778,480          7.43%
Washington Crown Center (2)                       46,042,686                 -                   -                -          0.00%
West Manchester Mall (2)(3)                       35,256,909        28,117,950          25,617,317        2,500,633          7.43%
Willow Grove Park                                163,164,855       113,025,315         109,075,764        3,949,551          8.39%
Wiregrass Mall (6)                                40,137,505        30,000,000          30,000,000                -          3.12%
Wyoming Valley Mall (2)(3)                        86,224,855        59,360,116          54,081,003        5,279,113          7.43%
Land held for development                          9,397,945                 -                   -                -          0.00%

------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                  $ 2,334,221,608   $ 1,277,217,580     $ 1,206,593,974     $ 70,623,606          7.18%
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                  $         3,000   $             -     $             -     $          -          0.00%
ARA Services, Pennsauken, NJ                          41,483                 -                   -                -          0.00%
Interstate Container Corporation                     311,430                 -                   -                -          0.00%
Sears Roebuck & Co.                                   58,987                 -                   -                -          0.00%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES     $       414,900   $             -     $             -     $          -          0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES            $ 2,334,636,508   $ 1,277,217,580     $ 1,206,593,974     $ 70,623,606          7.18%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES    $   105,238,620   $   109,096,195     $   109,096,195     $          -          7.47%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
CORPORATE/LINE OF CREDIT                                       $   182,000,000     $   182,000,000     $          -
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES     $ 2,439,875,128   $ 1,568,313,775     $ 1,497,690,169     $ 70,623,606          7.20%
====================================================================================================================================


[RESTUBBED TABLE]


                                                          Annual              Mortgage
                                                         Mortgage            Balance at        Date of
Property Name                                          Debt Service           Maturity        Maturity          Notes
-------------                                          -------------        ------------      --------         -------
RETAIL PROPERTIES
Beaver Valley Mall                                   $   3,972,402       $    42,265,601        2012
Bradley Square
Capital City (2)                                         4,602,529            47,215,150        2012
Chambersburg Mall (2)(3)                                 1,762,666            17,199,298        2008
Cherry Hill Mall (4)(5)(6)                               9,132,792            70,237,549        2005
                                                         2,789,582            58,148,407        2005
Christiana Power I                                               -                     -
Creekview                                                        -                     -
Crest Plaza Shopping Center                                      -                     -
Crossroads Mall                                          1,191,103            12,646,534        2008
Dartmouth Mall                                           4,483,668            57,594,279        2013
Echelon Mall
Exton Square Mall (6)                                    8,102,242            93,034,212        2008
Festival at Exton                                                -                     -
Francis Scott Key Mall (3)                               3,084,665            30,098,771        2008
Gallery at Market East
Jacksonville Mall
Logan Valley Mall (2)(3)                                 5,023,597            49,017,998        2008
Lycoming Mall (2)(3)                                     3,084,664            30,098,771        2008
Magnolia Mall                                            2,597,726            17,782,882        2007
Martinsburg Mall (3)                                     1,542,332            15,049,385        2008
Moorestown Mall                                          4,115,367            52,863,321        2013
Mount Berry Square
New River Valley Mall (3)                                1,498,266            14,619,403        2008
Nittany Mall (2)(3)                                      2,643,998            25,798,946        2008
North Hanover Mall (2)(3)                                1,762,666            17,199,298        2008
Northeast Tower Center                                           -                     -
Northeast Tower Center-Home Depot                          925,000            12,500,000        2005
Palmer Park Mall                                         1,661,220            15,674,394        2009
Patrick Henry Mall (3)                                   4,450,730            43,428,226        2008
Paxton Towne Centre                                              -                     -           -
Phillipsburg Mall (3)                                    2,643,998            25,798,946        2008
Plymouth Meeting Mall                                            -                     -           -
Prince Georges Plaza (6)                                 4,134,937            39,986,536        2007
Schuylkill Mall (2)                                      3,315,300             7,442,925        2008
Shenango Valley Mall (2)                                         -                     -           -
South Blanding Village                                           -                     -           -
South Mall (2)(3)                                        1,321,999            12,899,473        2008
The Commons at Magnolia                                          -                     -           -
Uniontown Mall (2)(3)                                    2,115,199            20,639,157        2008
Valley Mall                                                      -                     -           -
Valley View Mall                                         2,275,500            34,589,149        2009
Viewmont Mall (2)(3)                                     2,643,998            25,798,946        2008
Washington Crown Center (2)                                      -                     -           -
West Manchester Mall (2)(3)                              2,379,598            23,219,052        2008
Willow Grove Park                                       10,046,933           107,307,726        2006
Wiregrass Mall (6)                                         967,200            30,000,000        2005
Wyoming Valley Mall (2)(3)                               5,023,597            49,017,998        2008
Land held for development                                        -                     -           -

------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                          $ 105,295,475       $ 1,099,172,333
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                          $           -       $             -           -
ARA Services, Pennsauken, NJ                                     -                     -           -
Interstate Container Corporation                                 -                     -           -
Sears Roebuck & Co.                                              -                     -           -
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES             $           -       $             -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                    $ 105,295,475       $ 1,099,172,333
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES            $  10,205,588       $    93,753,089
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
CORPORATE /LINE OF CREDIT
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES             $ 115,501,063       $ 1,192,925,422
====================================================================================================================================

(1) Includes development and CIP costs.

(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3) Mortgage Debt represents the properties allocated portion of the REMIC provided by General Electric Capital Corporation.

(4) PREIT acquired a 73% partnership interest in New Castle Associates. New Castle Associates, which acquired Cherry Hill Mall in a transaction that immediately preceded the Company's acquisition of the New Castle Associates partnership interest, is consolidated for financial reporting purposes.

(5) PREIT's Investment to date is net of an allocation of the purchase price to the value of in-place leases, a market value assessment of the in-place leases, a deferral of a portion of the purchase price related to the 27% minority interest and includes improvements to the asset since the purchase.

(6) Mortgage term does not include two 12 month extensions.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                                               [PREIT LOGO]        PEI
                                                                                                                    LISTED
DEBT SCHEDULE OF PARTNERSHIPS AND JOINT VENTURES                                                                    NYSE(R)

----------------------------------------------------------------------------------------------------------------------------------


                                                        PREIT's                               PREIT's             PREIT's
                                                        -------                               -------             -------
                                                       Ownership   Total Investment        Investment to        Accumulated
                                                       ---------   ----------------        -------------        -----------
Property Name                                           Interest        to Date               Date(1)          Depreciation
-------------                                           --------        -------               -------          ------------
RETAIL PROPERTIES
Court at Oxford Valley                                    50%        $  55,612,574         $  27,806,287       $  4,223,216
Laurel Mall                                               40%           31,378,545            12,551,418          4,725,167
Lehigh Valley Mall                                        50%           29,735,754            14,867,877          9,716,083
Metroplex Shopping Center (Blue Route)                    50%           84,695,412            42,347,706          3,636,406
Red Rose Commons                                          50%           23,880,020            11,940,010          1,372,823
Rio Mall                                                  60%            8,219,542             4,931,725          2,427,252
Springfield Park I&II                                     50%           13,276,202             6,638,101            609,612
Whitehall Mall                                            50%           29,796,458            14,898,229          5,538,352

----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                                          $ 276,594,507         $ 135,981,353       $ 32,248,911
----------------------------------------------------------------------------------------------------------------------------------


CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                                   50%                  N/A         $   1,506,178                  -
----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT                               $           -         $   1,506,178       $          -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES                            $ 276,594,507         $ 137,487,531       $ 32,248,911
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                               PREIT's Share of
                                                               ----------------
                                                                 O/S Mortgage
                                                                 ------------
                                             PREIT's               Debt and                                PREIT's Share of
                                             -------               --------                                ----------------
                                           Depreciated           Mortgage Debt         PREIT's Share        Mortgage Debt
                                           -----------           -------------         -------------        -------------
Property Name                                 Costs                 Premium             of Mortgage            Premium
-------------                                 -----                 -------             -----------            -------
RETAIL PROPERTIES
Court at Oxford Valley                    $  23,583,071          $  21,684,686          $ 21,684,686             $ -
Laurel Mall                                   7,826,251              9,173,944             9,173,944               -
Lehigh Valley Mall                            5,151,794             23,535,327            23,535,327               -
Metroplex Shopping Center (Blue Route)       38,711,300             32,050,857            32,050,857               -
Red Rose Commons                             10,567,187             13,783,203            13,783,203               -
Rio Mall                                      2,504,473                      -                     -               -
Springfield Park I&II                         6,028,489              1,834,859             1,834,859               -
Whitehall Mall                                9,359,877              7,033,319             7,033,319               -

-----------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES               $ 103,732,442          $ 109,096,195         $ 109,096,195             $ -
-----------------------------------------------------------------------------------------------------------------------------


CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                   $   1,506,178                      -                   $ -             $ -
-----------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT    $   1,506,178                    $ -                   $ -             $ -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES $ 105,238,620          $ 109,096,195         $ 109,096,195             $ -
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


                                                Current           Annual             Mortgage
                                                -------           ------             --------
                                               Mortgages       Mortgage Debt        Balance at          Date of
                                               ---------       -------------        ----------          -------
Property Name                                Interest Rates       Service            Maturity           Maturity
-------------                                --------------       -------            --------           --------
RETAIL PROPERTIES
Court at Oxford Valley                           8.02%        $  2,319,426         $ 15,966,965           2011
Laurel Mall                                      6.00%             661,904            7,819,521           2013
Lehigh Valley Mall                               7.90%           2,479,260           21,750,440           2006
Metroplex Shopping Center (Blue Route)           7.25%           2,680,953           28,250,000           2011
Red Rose Commons                                 7.66%           1,220,048           12,425,422           2009
Rio Mall                                         0.00%                   -                    -
Springfield Park I&II                            7.79%             202,561            1,411,804           2010
Whitehall Mall                                   6.77%             641,436            6,128,937           2008

---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                      7.47%        $ 10,205,588         $ 93,753,089
---------------------------------------------------------------------------------------------------------------------


CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                          0.00%                   -                    -
---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT         $    -         $          -         $          -
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES        7.47%        $ 10,205,588         $ 93,753,089
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------




Property Name                                                   Notes
-------------                                                   -----
RETAIL PROPERTIES
Court at Oxford Valley
Laurel Mall
Lehigh Valley Mall
Metroplex Shopping Center (Blue Route)
Red Rose Commons
Rio Mall
Springfield Park I&II
Whitehall Mall

---------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES
---------------------------------------------------------------------------------------------------------


CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East
---------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES
---------------------------------------------------------------------------------------------------------

(1) Includes development and CIP costs.



                                                                                                           [PREIT LOGO]   PEI
                                                                                                                         LISTED
                                                                                                                         NYSE(R)

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)


DEBT ANALYSIS

OUTSTANDING DEBT
                                                                        % OF TOTAL                   % OF TOTAL
                                                        FIXED RATE      INDEBTEDNESS FLOATING RATE  INDEBTEDNESS      TOTAL
WHOLLY OWNED

Mortgage Notes Payable                                $1,247,217,580      79.5%      $ 30,000,000       1.9%      $1,277,217,580
Revolving Line of Credit                                           -       0.0%                 -       0.0%                   -
Acquisition Term Loan & Unsecured Line of Credit                           0.0%                         0.0%                   -
                                                      --------------                 ------------                 --------------
                 SUB-TOTAL                             1,247,217,580      79.5%        30,000,000       1.9%       1,277,217,580

PARTNERSHIPS AND JOINT VENTURES (AT PREIT'S SHARE)
Mortgage Notes Payable                                   109,096,195       7.0%                 -       0.0%         109,096,195
Revolving Line of Credit                                           -       0.0%                 -       0.0%                   -
Construction loans payable                                         -       0.0%                 -       0.0%                   -
                                                      --------------                 ------------                 --------------
                 SUB-TOTAL                               109,096,195       7.0%                 -       0.0%         109,096,195


CORPORATE
Revolving Line of Credit                                                   0.0%       182,000,000      11.6%         182,000,000
                                                                                     ------------                 --------------
                 SUB-TOTAL                                                 0.0%       182,000,000      11.6%         182,000,000

TOTAL OUTSTANDING DEBT                                 1,356,313,775                  212,000,000                  1,568,313,775

SWAP                                                               -                            -                              -
                                                      --------------                 ------------                 --------------
TOTAL DEBT AFTER HEDGE                                $1,356,313,775      86.5%      $212,000,000      13.5%      $1,568,313,775

                               [RESTUBBED TABLE]

                                                       % OF TOTAL
                                                      INDEBTEDNESS
WHOLLY OWNED

Mortgage Notes Payable                                     81.4%
Revolving Line of Credit                                    0.0%
Acquisition Term Loan & Unsecured Line of Credit            0.0%
                 SUB-TOTAL                                 81.4%

PARTNERSHIPS AND JOINT VENTURES (AT PREIT'S SHARE)
Mortgage Notes Payable                                      7.0%
Revolving Line of Credit                                    0.0%
Construction loans payable                                  0.0%
                 SUB-TOTAL                                  7.0%

CORPORATE
Revolving Line of Credit                                   11.6%
                 SUB-TOTAL                                 11.6%

TOTAL OUTSTANDING DEBT

SWAP

TOTAL DEBT AFTER HEDGE                                    100.0%



                         OUTSTANDING PRINCIPAL BALANCE
                         -----------------------------


Fixed Rate Debt             Mortgage Debt Premium            Floating Rate
---------------             ---------------------            -------------

      81%                             5%                           14%

                                                                   WEIGHTED
WEIGHTED AVERAGE INTEREST RATES                                 AVERAGE INTEREST
                                             PRINCIPAL BALANCE       RATE
                 Fixed Rate Debt               $1,285,690,169        7.30%
                 Mortgage Debt Premium             70,623,606         N/A
                 Floating Rate Debt               212,000,000        3.12%
                                               --------------        -----
                 TOTAL                         $1,568,313,775        6.71%


INTEREST RATE HEDGING INSTRUMENTS

                                                 EXPIRATION                        FIXED RATE IN   FLOATING RATE IN
             NOMINAL AMOUNT  INTEREST RATE LIMIT    DATE         NOMINAL AMOUNT      AGREEMENT        AGREEMENT     EXPIRATION DATE
            -----------------------------------------------      ------------------------------------------------------------------
        CAP       None                                     SWAP  None


MORTGAGE/CONSTRUCTION MATURITY SCHEDULE (1)

                                                                                 CUMULATIVE %
                                                                                   OF DEBT
         YEAR  MORTGAGE BALANCE AT MATURITY          % OF DEBT EXPIRING            EXPIRING
         ----------------------------------------------------------------------------------
        2004                               -                       0.0%              0.0%
        2005                     170,885,956                      14.3%             14.3%
        2006                     129,058,166                      10.8%             25.1%
        2007                      57,769,418                       4.8%             30.0%
        2008                     519,136,276                      43.5%             73.5%
        2009                      62,688,965                       5.3%             78.8%
        2010                       1,411,804                       0.1%             78.9%
        2011                      44,216,965                       3.7%             82.6%
        2012                      89,480,751                       7.5%             90.1%
        2013                     118,277,121                       9.9%            100.0%
  Thereafter                               -                       0.0%            100.0%
                             ------------------------------------------------------------
                             $ 1,192,925,422                     100.0%

(1) The average period to mortgage maturity is 5.08 years.




AVERAGE DEBT BALANCE

                                           MORTGAGE DEBT (1)
                                           & CONSTRUCTION   LINE OF CREDIT &
                                                LOANS          BANK LOANS        REMIC             TOTAL
                                            ----------------------------------------------------------------
BEGINNING BALANCE           12/31/03        $907,548,070      $170,000,000   $488,714,468     $1,566,262,629
Working Capital              3/15/04                            12,000,000                        12,000,000
Debt Amortization (2)        3/31/04          (5,488,370)                      (4,460,393)        (9,948,763)
                                            ----------------------------------------------------------------
ENDING BALANCE               3/31/04        $902,059,700      $182,000,000   $484,254,075     $1,568,313,775
WEIGHTED AVERAGE BALANCE                    $907,548,070      $172,109,890   $488,714,468     $1,568,372,428

(1) Includes mark to market of debt.
(2) Includes the amortization of debt premium.

PENNSYLVANIA REIT                                                                                            [PREIT LOGO]    PEI
                                                                                                                            LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                                                                          NYSE(R)


DEBT RATIOS(1)
                                                                                                 -----------------------------------
                                                                                                     3/31/2004         3/31/2003
                                                                                                     ---------         ---------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES TO GROSS ASSET VALUE
   Ratio of Total Liabilities(2) to Gross Asset Value(3) less than or equal to 0.65 to 1.00.
   Total Liabilities                                                                             $ 1,591,458,512    $   653,944,255
   Gross Asset Value                                                                             $ 3,069,112,852    $ 1,196,682,211
   RATIO                                                                                                  51.85%             54.65%
------------------------------------------------------------------------------------------------------------------------------------
EBITDA TO INTEREST EXPENSE
   Ratio of EBITDA(4) to Interest Expense(5) greater than or equal to 1.90 to 1.00.
   EBITDA                                                                                        $   156,686,342    $    97,621,509
   Interest Expense                                                                              $    72,664,165    $    45,373,985
   RATIO                                                                                                    2.16               2.15
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED EBITDA TO FIXED CHARGES
   Ratio of Adjusted EBITDA(6) to Fixed Charges(7) greater than or equal to 1.50 to 1.00.
   Adjusted EBITDA                                                                               $   155,387,729    $    95,074,921
   Fixed Charges                                                                                 $    89,109,893    $    53,018,789
   RATIO                                                                                                    1.74               1.79
------------------------------------------------------------------------------------------------------------------------------------
SECURED INDEBTEDNESS TO GROSS ASSET VALUE
   Ratio of Secured Indebtedness(8) to Gross Asset Value(3) less than or equal to 0.60 to 1.00.
   Secured Indebtedness                                                                          $ 1,315,690,169
   Gross Asset Value                                                                             $ 3,069,112,852
   RATIO                                                                                                  42.87%                N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Debt ratios are based on loan covenants included in the Trust's Line of Credit facility, led by Wells Fargo Bank National
     Association, which was effective as of November 20, 2003.

(2)  Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3)  Gross Asset Value defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus
     (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT's
     (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus
     (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations.

(4)  EBITDA defined as: Rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii)
     interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(5)  Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affliliates.

(6)  Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.

(7)  Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.

(8)  Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b)
     Indebtedness under a Guaranty of the Secured Indebtedness of another.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                                                            [PREIT LOGO]   PEI
                                                                                                                            LISTED
PORTFOLIO SUMMARY--RETAIL                                                                                                   NYSE(R)
(Sorted by State)

------------------------------------------------------------------------------------------------------------------------------------

                                                                        PROPERTY             MANAGEMENT
    RETAIL PROPERTIES (1)                   CITY              STATE     SUBTYPE                STATUS               PROPERTY STATUS
------------------------------------------------------------------------------------------------------------------------------------
Wiregrass Commons                           Dothan              AL     Enclosed                 PREIT                     New
                                                                       Mall


Christiana Power Center I                   Newark              DE     Power Center             PREIT                   Existing

South Blanding Village                      Jacksonville        FL     Strip Center             PREIT                   Existing

Francis Scott Key Mall (2)                  Frederick           MD     Enclosed                 PREIT                     New
                                                                       Mall


Valley Mall                                 Hagerstown          MD     Enclosed                 PREIT                     New
                                                                       Mall


Prince Georges Plaza                        Hyattsville         MD     Enclosed                 PREIT                Redevelopment
                                                                       Mall
Dartmouth Mall                              Dartmouth           MA     Enclosed                 PREIT                   Existing
                                                                       Mall

Cherry Hill Mall                            Cherry Hill         NJ     Enclosed                 PREIT                     New
                                                                       Mall

Moorestown Mall                             Moorestown          NJ     Enclosed                 PREIT                     New
                                                                       Mall
Phillipsburg Mall                           Phillipsburg        NJ     Enclosed                 PREIT                     New
                                                                       Mall


Rio Grande Mall                             Rio Grande          NJ     Strip Center          Third Party                Existing

Echelon Mall                                Voorhees            NJ     Enclosed                 PREIT                     New
                                                                       Mall
Jacksonville Mall                           Jacksonville        NC     Enclosed                 PREIT                     New
                                                                       Mall
Crest Plaza Shopping Center                 Allentown           PA     Strip Center             PREIT                     New

Lehigh Valley Mall                          Allentown           PA     Enclosed              Third Party                Existing
                                                                       Mall

South Mall (2)                              Allentown           PA     Enclosed                 PREIT                     New
                                                                       Mall

Whitehall Mall                              Allentown           PA     Power Center          Third Party                Existing


Logan Valley Mall (2)                       Altoona             PA     Enclosed                 PREIT                     New
                                                                       Mall

Capital City Mall (2)                       Camp Hill           PA     Enclosed                 PREIT                     New
                                                                       Mall

Chambersburg Mall (2)                       Chambersburg        PA     Enclosed                 PREIT                     New
                                                                       Mall


Palmer Park Mall                            Easton              PA     Enclosed                 PREIT                   Existing
                                                                       Mall
------------------------------------------------------------------------------------------------------------------------------------

                               [RESTUBBED TABLE]

-------------------------------------------------------------------------------------------------------------
                                                                                                  YEAR BUILT/
                                                         OWNERSHIP                                    LAST
    RETAIL PROPERTIES (1)                                 INTEREST             DATE ACQUIRED        RENOVATED
-------------------------------------------------------------------------------------------------------------
Wiregrass Commons                                           100%                   2003             1986/1999



Christiana Power Center I                                   100%                   1998                1998

South Blanding Village                                      100%                 1988/1990             1986

Francis Scott Key Mall (2)                                   89%                   2003             1978/1991



Valley Mall                                                 100%                   2003             1974/1999



Prince Georges Plaza                                        100%                   1998             1959/1990

Dartmouth Mall                                              100%                   1997             1971/2000


Cherry Hill Mall                                             73%                   2003             1961/1990


Moorestown Mall                                             100%                   2003             1963/2000

Phillipsburg Mall                                            89%                   2003             1989/2003



Rio Grande Mall                                              60%                   1973             1973/1999

Echelon Mall                                                100%                   2003             1970/1998

Jacksonville Mall                                           100%                   2003             1981/1998

Crest Plaza Shopping Center                                 100%                   1964             1959/1991

Lehigh Valley Mall                                           50%                   1973             1977/1996


South Mall (2)                                               89%                   2003             1975/1992


Whitehall Mall                                               50%                   1964             1964/1998


Logan Valley Mall (2)                                       100%                   2003             1960/1997


Capital City Mall (2)                                       100%                   2003             1974/1998


Chambersburg Mall (2)                                        89%                   2003                1982



Palmer Park Mall                                            100%                 1972/2003          1972/1998

-------------------------------------------------------------------------------------------------------------

                               [RESTUBBED TABLE]

-------------------------------------------------------------------------------------------------------------------------
                                                  YEARS SINCE         OWNED GLA         OWNED GLA
    RETAIL PROPERTIES (1)                          RENOVATION         (ANCHORS)        (NON-ANCHORS)     TOTAL OWNED GLA
-------------------------------------------------------------------------------------------------------------------------
Wiregrass Commons                                       5                    -           229,712             229,712



Christiana Power Center I                               6              190,814           111,595             302,409

South Blanding Village                                 18               73,921            32,736             106,657

Francis Scott Key Mall (2)                             13              291,620           278,628             570,248



Valley Mall                                             5              294,348           355,972             650,320



Prince Georges Plaza                                   14              404,462           348,873             753,335

Dartmouth Mall                                          4              208,460           315,109             523,569


Cherry Hill Mall                                       14                    -           525,273             525,273


Moorestown Mall                                         4              408,356           324,690             733,046

Phillipsburg Mall                                       1              306,159           246,307             552,466



Rio Grande Mall                                         5              136,066            29,517             165,583

Echelon Mall                                            6              310,840           433,454             744,294

Jacksonville Mall                                       6              242,115           232,340             474,455

Crest Plaza Shopping Center                            13               45,000            60,559             105,559

Lehigh Valley Mall                                      8              212,000           471,353             683,353


South Mall (2)                                         12              188,858           214,877             403,735


Whitehall Mall                                          6              294,635           239,176             533,811


Logan Valley Mall (2)                                   7              454,387           327,247             781,634


Capital City Mall (2)                                   6              204,301           284,359             488,660


Chambersburg Mall (2)                                  22              241,690           212,918             454,608



Palmer Park Mall                                        6              314,235           131,937             446,172

-------------------------------------------------------------------------------------------------------------------------






                                [RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL PROPERTY
    RETAIL PROPERTIES (1)       SPACE NOT OWNED (NAME/GLA)             GLA            MAJORS / ANCHORS              LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Wiregrass Commons               Dillard's          403,163            632,875         Dillard's                          1/31/37
                                JC Penney                                             JC Penney                          5/30/14
                                McRaes                                                McRaes                             1/31/37
                                Parisian                                              Parisian                           1/31/37
Christiana Power Center I                                -            302,409         Costco                             1/31/19
                                                                                      Dick's Sporting Gds               11/30/13
South Blanding Village                                   -            106,657         Staples                            9/30/08
                                                                                      Food Lion                          7/31/08
Francis Scott Key Mall (2)      Hecht's            139,333            709,581         Hecht's                              N/A
                                                                                      Sears                              7/31/08
                                                                                      JC Penney                          5/31/06
                                                                                      Value City                         6/30/10
Valley Mall                     Sears              243,400            893,720         Sears                              4/14/44
                                Hecht's                                               JC Penney                          10/3/09
                                                                                      Bon-Ton                            1/31/14
                                                                                      Hecht's                           10/23/49
Prince Georges Plaza                                     -            753,335         JC Penney                          7/31/04
                                                                                      Hecht                             10/31/08
Dartmouth Mall                  Filene's            93,123            616,692         JC Penney                          7/31/09
                                                                                      Sears                              4/12/06
                                                                                      Filene's                            N/A
Cherry Hill Mall                JC Penney          740,770          1,266,043         JC Penney                           N/A
                                Macy's                                                Macy's                              N/A
                                Strawbridge's                                         Strawbridge's                       N/A
Moorestown Mall                 Lord & Taylor      321,200          1,054,246         Boscov's                          10/31/10
                                Strawbridge's                                         Lord & Taylor                       N/A
                                                                                      Sears                             10/5/22
                                                                                      Strawbridge's                       N/A
Phillipsburg Mall                                        -            552,466         Bon-Ton                            1/31/10
                                                                                      JC Penney                          3/31/10
                                                                                      Sears                              4/30/09
                                                                                      Kohl's                             1/31/25
Rio Grande Mall                                          -            165,583         K-Mart                             7/31/18
                                                                                      Staples                           10/31/04
Echelon Mall                    Strawbridge's      396,783          1,141,077         Boscov's                            N/A
                                Boscov's                                              Strawbridge's                       N/A
Jacksonville Mall                                        -            474,455         Belks                              8/21/11
                                                                                      JC Penney                          8/31/05
                                                                                      Sears                               8/4/11
Crest Plaza Shopping Center     Target             143,130            248,689         Weis Market                        1/31/07
                                                                                      Target                               N/A
Lehigh Valley Mall              JC Penney          371,986          1,055,339         Macy's                             7/31/12
                                Strawbridge's                                         JC Penney                            N/A
                                Firestone                                             Strawbridge's                        N/A
South Mall (2)                                           -            403,735         Bon-Ton                             9/30/05
                                                                                      Stein Mart                         10/31/06
                                                                                      Steve & Barry's                     1/31/11
Whitehall Mall                                           -            533,811         Kohl's                        3/9/07   9/18/11
                                                                                      Sears                               1/31/10
                                                                                      Bed, Bath & Beyond
Logan Valley Mall (2)                                    -            781,634         JC Penney                           6/30/17
                                                                                      Kaufmann's                          1/31/05
                                                                                      Sears                              10/31/16
Capital City Mall (2)           Hecht's            120,000            608,660         JC Penney                          11/30/10
                                                                                      Hecht's                              N/A
                                                                                      Sears                               7/31/04
Chambersburg Mall (2)                                    -            454,608         Bon-Ton                             7/31/05
                                                                                      JC Penney                           3/31/12
                                                                                      Sears                                2/9/10
                                                                                      Value City                          2/28/07
Palmer Park Mall                                         -            446,172         Bon-Ton                             7/25/14
                                                                                      Boscov's                           10/31/18
------------------------------------------------------------------------------------------------------------------------------------

                                                                       PAGE 17 A

------------------------------------------------------------------------------------------------------------------------------------

                                                                        PROPERTY             MANAGEMENT
    RETAIL PROPERTIES (1)                   CITY              STATE     SUBTYPE                STATUS               PROPERTY STATUS
------------------------------------------------------------------------------------------------------------------------------------
Exton Square Mall                           Exton              PA     Enclosed                 PREIT                     New
                                                                      Mall



Festival at Exton                           Exton              PA     Strip Center             PREIT                   Existing

North Hanover Mall (2)                      Hanover            PA     Enclosed                 PREIT                     New
                                                                      Mall


Paxton Towne Centre                         Harrisburg         PA     Power Center             PREIT                   Existing



Laurel Mall                                 Hazleton           PA     Enclosed              Third Party                Existing
                                                                      Mall

Red Rose Commons                            Lancaster          PA     Power Center          Third Party                Existing

The Court at Oxford Valley                  Langhorne          PA     Power Center          Third Party                Existing


Beaver Valley Mall                          Monaca             PA     Enclosed                 PREIT                     New
                                                                      Mall


Lycoming Mall (2)                           Pennsdale          PA     Enclosed                 PREIT                     New
                                                                      Mall



Northeast Tower Center                      Philadelphia       PA     Power Center             PREIT                   Existing



The Gallery at Market East                  Philadelphia       PA     Enclosed                 PREIT                     New
                                                                      Mall
Plymouth Meeting Mall                       Plymouth           PA     Enclosed                 PREIT                     New
                                            Meeting                   Mall

Metroplex Shopping Center                   Plymouth Mtg.      PA     Power Center          Third Party                Existing


Viewmont Mall (2)                           Scranton           PA     Enclosed                 PREIT                     New
                                                                      Mall

Springfield Park  I & II                    Springfield        PA     Strip Center             PREIT                   Existing


Nittany Mall (2)                            State College      PA     Enclosed                 PREIT                     New
                                                                      Mall


Uniontown Mall (2)                          Uniontown          PA     Enclosed                 PREIT                     New
                                                                      Mall




Creekview Shopping Center                   Warrington         PA     Power Center             PREIT                   Existing



                               [RESTUBBED TABLE]

--------------------------                  ---------------------------------------------------------------------------------
                                                                                                  YEAR BUILT/
                                                         OWNERSHIP                                    LAST         YEARS SINCE
    RETAIL PROPERTIES (1)                                 INTEREST             DATE ACQUIRED        RENOVATED       RENOVATION
--------------------------                  ---------------------------------------------------------------------------------
Exton Square Mall                                          100%                   2003             1973/2000              4




Festival at Exton                                          100%                   1998                1991               13

North Hanover Mall (2)                                      89%                   2003             1967/1999              5



Paxton Towne Centre                                        100%                   1999                2001                3



Laurel Mall                                                 40%                   1988             1973/1995              9


Red Rose Commons                                            50%                   1998                1998                6

The Court at Oxford Valley                                  50%                   1997                1996                8


Beaver Valley Mall                                         100%                   2002             1970/1991             13



Lycoming Mall (2)                                           89%                   2003             1978/1990             14




Northeast Tower Center                                     100%                 1998/1999          1997/1998              6



The Gallery at Market East                                 100%                   2003             1977/1983             21

Plymouth Meeting Mall                                      100%                   2003             1966/1999              5


Metroplex Shopping Center                                   50%                   1999                2001                3


Viewmont Mall (2)                                           89%                   2003             1968/1996              8


Springfield Park  I & II                                    50%                 1997/1998          1997/1998              6


Nittany Mall (2)                                            89%                   2003             1968/1990             14



Uniontown Mall (2)                                          89%                   2003             1972/1990             14





Creekview Shopping Center                                  100%                   1999                2001                3



                                [RESTUBBED TABLE]

------------------------------              ------------------------------------------------------------

                                                     OWNED GLA         OWNED GLA
    RETAIL PROPERTIES (1)                            (ANCHORS)        (NON-ANCHORS)     TOTAL OWNED GLA
------------------------------              ------------------------------------------------------------
Exton Square Mall                                       440,301            370,057               810,358




Festival at Exton                                        60,425             84,578               145,003

North Hanover Mall (2)                                  288,177            161,009               449,186



Paxton Towne Centre                                     151,627            292,856               444,483



Laurel Mall                                             350,323            208,479               558,802


Red Rose Commons                                              -            263,452               263,452

The Court at Oxford Valley                              176,831            280,032               456,863


Beaver Valley Mall                                      511,267            446,709               957,976



Lycoming Mall (2)                                       321,441            340,090               661,531




Northeast Tower Center                                  256,021            182,521               438,542



The Gallery at Market East                                    -            193,278               193,278

Plymouth Meeting Mall                                   345,000            413,585               758,585


Metroplex Shopping Center                                67,185            410,276               477,461


Viewmont Mall (2)                                       386,262            237,404               623,666


Springfield Park  I & II                                 83,539             43,292               126,831


Nittany Mall (2)                                        221,462            215,617               437,079



Uniontown Mall (2)                                      421,378            277,042               698,420





Creekview Shopping Center                                     -            136,086               136,086



                                [RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL PROPERTY
    RETAIL PROPERTIES (1)      SPACE NOT OWNED (NAME/GLA)             GLA            MAJORS / ANCHORS              LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Exton Square Mall               Strawbridge's      277,468             1,087,826      Boscov's                          10/31/19
                                K-Mart                                                JC Penney                          5/31/20
                                                                                      K-Mart                              N/A
                                                                                      Sears                              1/31/20
                                                                                      Strawbridge's                        N/A
Festival at Exton                                        -               145,003      Sears Hardware                     8/18/04
                                                                                      Clemen's                          10/31/11
North Hanover Mall (2)                                   -               449,186      Bon-Ton                            1/31/06
                                                                                      JC Penney                          1/31/06
                                                                                      Black Rose Antiques                 N/A
                                                                                      Sears                             11/30/09
Paxton Towne Centre             Target             273,058               717,541      Target                              N/A
                                Costco                                                Kohl's                             1/25/21
                                                                                      Weis                              11/30/20
                                                                                      Costco                              N/A
Laurel Mall                                              -               558,802      Boscov's                           4/30/08
                                                                                      K-Mart               JC            8/31/19
                                                                                      Penney                            10/31/09
Red Rose Commons                Weis Markets       199,590               463,042      Weis Markets                        N/A
                                Home Depot                                            Home Depot                          N/A
The Court at Oxford Valley      Home Depot         247,623               704,486      Best Buy                          12/31/11
                                BJ's                                                  Dick's Sporting Gds                4/15/11
                                                                                      Linens N Things                    2/14/17
Beaver Valley Mall              Kaufmann's         204,770             1,162,746      Boscov's                           9/30/18
                                                                                      JC Penney                          9/30/17
                                                                                      Sears                              8/15/06
                                                                                      Kaufman's                            N/A
Lycoming Mall (2)               Kaufmann's         120,000               781,531      Bon-Ton                            7/31/06
                                                                                      JC Penney                         10/31/05
                                                                                      Kauffmann's                         N/A
                                                                                      Sears                              7/31/08
                                                                                      Value City                         7/31/08
Northeast Tower Center          Raymour &           38,678               477,220      Home Depot                         9/30/05
                                Flanigan                                              Dick's Sporting Gds                7/31/08
                                                                                      Petsmart                           2/28/12
                                                                                      Wal-Mart                           1/31/14
The Gallery at Market East                               -               193,278      K-Mart                               N/A
                                                                                      Strawbridge's                        N/A
Plymouth Meeting Mall           Strawbridge's      214,635               973,220      AMC Theater                       12/31/18
                                                                                      Boscov's                          10/31/16
                                                                                      Strawbridge's                        N/A
Metroplex Shopping Center       Target             300,729               778,190      Target                               N/A
                                Lowe's                                                Lowe's                               N/A
                                                                                      Giant                              2/28/21
Viewmont Mall (2)               Kaufmann's         120,000               743,666      JC Penney                         10/31/05
                                                                                      Sears                             12/31/05
                                                                                      Kauffmann's                          N/A
Springfield Park  I & II        Target             145,669               272,500      Target                               N/A
                                                                                      Bed, Bath & Beyond                 1/31/09
                                                                                      LA Fitness                         3/31/17
Nittany Mall (2)                Kaufmann's          95,000               532,079      Bon-Ton                            1/31/08
                                                                                      JC Penney                          7/31/05
                                                                                      Kaufmann's                          N/A
                                                                                      Sears                              8/31/05
Uniontown Mall (2)                                       -               698,420      Bon-Ton                            1/31/06
                                                                                      JC Penney                         10/31/05
                                                                                      Roomful Express Furn.              3/26/05
                                                                                      Sears                              2/25/08
                                                                                      Teletech Customer Care             6/28/05
                                                                                      Value City                         7/31/07
Creekview Shopping Center       Target             288,916               425,002      Target                              N/A
                                Lowe's                                                Lowe's                              N/A
                                                                                      Genuardi's                         12/31/21



                                                                       PAGE 17 B

------------------------------------------------------------------------------------------------------------------------------------

                                                                        PROPERTY             MANAGEMENT
    RETAIL PROPERTIES (1)                   CITY              STATE     SUBTYPE                STATUS               PROPERTY STATUS
------------------------------------------------------------------------------------------------------------------------------------
Washington Crown Center (2)                 Washington          PA     Enclosed                 PREIT                     New
                                                                       Mall


Wyoming Valley Mall (2)                     Wilkes-Barre        PA     Enclosed                 PREIT                     New
                                                                       Mall


Willow Grove Park                           Willow Grove        PA     Enclosed                 PREIT                     New
                                                                       Mall


Magnolia Mall                               Florence            SC     Enclosed                 PREIT                   Existing
                                                                       Mall


The Commons at Magnolia                     Florence            SC     Strip Center             PREIT                     New

New River Valley Mall                       Christiansburg      VA     Enclosed                 PREIT                     New
                                                                       Mall


Patrick Henry Mall                          Newport News        VA     Enclosed                 PREIT                     New
                                                                       Mall


Crossroads Mall                             Beckley             WV     Enclosed                 PREIT                     New
                                                                       Mall

Valley View Mall                            La Crosse           WI     Enclosed                 PREIT                     New
                                                                       Mall

------------------------------------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square                          Rome                GA     Enclosed                 PREIT                     New
                                                                       Mall


Schuylkill Mall (2)                         Frackville          PA     Enclosed                 PREIT                     New
                                                                       Mall


Shenango Valley Mall (2)                    Hermitage           PA     Enclosed                 PREIT                     New
                                                                       Mall

West Manchester Mall (2)                    York                PA     Enclosed                 PREIT                     New
                                                                       Mall


Bradley Square Mall                         Cleveland           TN     Enclosed                 PREIT                     New
                                                                       Mall


Martinsburg Mall                            Martinsburg         WV     Enclosed                 PREIT                     New
                                                                       Mall



TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
------------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------

                                [RESTUBBED TABLE]

------------------------------------------  ----------------------------------------------------------------------------------
                                                                                                  YEAR BUILT/
                                                         OWNERSHIP                                    LAST         YEARS SINCE
    RETAIL PROPERTIES (1)                                 INTEREST             DATE ACQUIRED        RENOVATED       RENOVATION
------------------------------------------  ----------------------------------------------------------------------------------
Washington Crown Center (2)                                 89%                    2003             1969/1999            5



Wyoming Valley Mall (2)                                     100%                   2003             1974/1995            9



Willow Grove Park                                           100%                 2000/2003          1982/2001            3



Magnolia Mall                                               100%                   1997             1979/1992           12



The Commons at Magnolia                                     100%                   1999             1991/2002            2

New River Valley Mall                                        89%                   2003                1988             16



Patrick Henry Mall                                           89%                   2003             1988/1999            5



Crossroads Mall                                             100%                   2003                1981             23


Valley View Mall                                            100%                   2003             1980/2001            3

------------------------------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square                                          100%                   2003                1991             13



Schuylkill Mall (2)                                         100%                   2003             1980/1991           13



Shenango Valley Mall (2)                                    100%                   2003             1967/1997            7


West Manchester Mall (2)                                     89%                   2003             1981/1995            9



Bradley Square Mall                                         100%                   2003             1991/2000            4



Martinsburg Mall                                             89%                   2003             1991/1998            6




TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
------------------------------------------  ----------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
------------------------------------------  ----------------------------------------------------------------------------------
TOTAL JOINT VENTURE
------------------------------------------  ----------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------  ----------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE                                                                            8.63
------------------------------------------  ----------------------------------------------------------------------------------

                                [RESTUBBED TABLE]


---------------------------                 -------------------------------------------------------------
                                                     OWNED GLA         OWNED GLA
    RETAIL PROPERTIES (1)                            (ANCHORS)        (NON-ANCHORS)     TOTAL OWNED GLA
---------------------------                 -------------------------------------------------------------
Washington Crown Center (2)                           245,401           288,171                 533,572



Wyoming Valley Mall (2)                               592,110           318,848                 910,958



Willow Grove Park                                     225,000           339,054                 564,054



Magnolia Mall                                         343,118           219,578                 562,696



The Commons at Magnolia                                51,574            52,870                 104,444

New River Valley Mall                                 240,306           187,849                 428,155



Patrick Henry Mall                                    267,175           233,200                 500,375



Crossroads Mall                                       256,248           193,835                 450,083


Valley View Mall                                       96,357           238,060                 334,417

---------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square                                    269,257           208,801                 478,058



Schuylkill Mall (2)                                   346,990           318,872                 665,862



Shenango Valley Mall (2)                              400,099           108,516                 508,615


West Manchester Mall (2)                              285,515           296,641                 582,156



Bradley Square Mall                                   240,421           144,335                 384,756



Martinsburg Mall                                      387,303           165,809                 553,112



                                            -------------------------------------------------------------
TOTAL ASSETS HELD FOR SALE                          1,929,585         1,242,974                 3,172,559
TOTAL CONTINUING PROPERTIES                        11,220,795        12,034,460                23,255,255
---------------------------                 -------------------------------------------------------------
TOTAL WHOLLY OWNED                                 11,829,801        11,331,857                23,161,658
---------------------------                 -------------------------------------------------------------
TOTAL JOINT VENTURE                                 1,320,579         1,945,577                 3,266,156
---------------------------                 -------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND                         13,150,380        13,277,434                26,427,814
---------------------------                 -------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AN
---------------------------                 -------------------------------------------------------------

                                [RESTUBBED TABLE]


------------------------------------------  ------------------------------------------------------
                                                                              TOTAL PROPERTY
    RETAIL PROPERTIES (1)                   SPACE NOT OWNED (NAME/GLA)             GLA
------------------------------------------  ------------------------------------------------------
Washington Crown Center (2)                 Kaufmann's         140,095               673,667



Wyoming Valley Mall (2)                                              -               910,958



Willow Grove Park                           Sears              641,861             1,205,915
                                            Bloomingdale's
                                            Strawbridge

Magnolia Mall                                                        -               562,696



The Commons at Magnolia                     Target             126,200               230,644

New River Valley Mall                                                -               428,155



Patrick Henry Mall                          Hecht's            140,000               640,375



Crossroads Mall                                                      -               450,083


Valley View Mall                            Herberges          254,596               589,013
                                            Marshall Fields
                                            Sears

--------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square                                                   -               478,058



Schuylkill Mall (2)                         Bon-Ton             60,916               726,778



Shenango Valley Mall (2)                                             -               508,615


West Manchester Mall (2)                    Hecht's            119,768               701,924



Bradley Square Mall                                                  -               384,756



Martinsburg Mall                                                     -               553,112



                                            ------------------------------------------------------
TOTAL ASSETS HELD FOR SALE                            -        180,684             3,353,243
TOTAL CONTINUING PROPERTIES                           -      6,801,776            30,057,031
------------------------------------------  ------------------------------------------------------
TOTAL WHOLLY OWNED                                           5,716,863            28,878,521
------------------------------------------  ------------------------------------------------------
TOTAL JOINT VENTURE                                          1,265,597             4,531,753
------------------------------------------  ------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE                     6,982,460            33,410,274
------------------------------------------  ------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------  ------------------------------------------------------

                                [RESTUBBED TABLE]


----------------------------------------------------------------------------------------
    RETAIL PROPERTIES (1)                 MAJORS / ANCHORS              LEASE EXPIRATION
----------------------------------------------------------------------------------------
Washington Crown Center (2)               Sears                             8/17/09
                                          Bon-Ton                           1/31/10
                                          Gander                            7/24/13
                                          Kaufmann's                        7/31/97
Wyoming Valley Mall (2)                   Bon-Ton                           1/31/07
                                          JC Penney                         1/31/07
                                          Sears                              8/1/06
                                          Kaufmann's                        1/31/07
Willow Grove Park                         Sears                               N/A
                                          Bloomingdale's                      N/A
                                          Strawbridge's                       N/A
                                          Macy's                            1/31/22
Magnolia Mall                             Belk                              1/31/06
                                          Best Buy                          1/31/13
                                          JC Penney                         3/31/07
                                          Sears                            10/18/04
The Commons at Magnolia                   Goody's                           5/31/12
                                          Target                              N/A
New River Valley Mall                     Belks                             4/19/08
                                          JC Penney                         3/31/08
                                          Peebles                           1/31/09
                                          Sears                              8/2/08
Patrick Henry Mall                        Dillard's Mens                    4/30/08
                                          Dillard's Womens                  9/22/13
                                          JC Penney                        10/31/15
                                          Hecht's                           1/31/99
Crossroads Mall                           Sears                            11/30/08
                                          JC Penney                         3/31/06
                                          Belk                             12/31/06
Valley View Mall                          JC Penney                         7/31/05
                                          Herberges                          N/A
                                          Marshall Fields                    N/A
                                          Sears                              N/A
PROPERTIES HELD FOR SALE
Mount Berry Square                        Belks                             2/12/11
                                          JC Penney                         2/28/06
                                          Profitts                          1/31/12
                                          Sears                             2/8/11
Schuylkill Mall (2)                       K-Mart                           10/31/05
                                          Sears                            10/31/05
                                          Bon-Ton                            N/A
                                          Black Diamond Antiques           12/31/04
Shenango Valley Mall (2)                  Kaufmann's                        9/30/06
                                          JC Penney                         1/31/09
                                          Sears                            11/30/05
West Manchester Mall (2)                  Bon-Ton                           2/28/07
                                          Hecht's                            N/A
                                          Value City                       10/31/11
                                          Wal-Mart                         10/31/14
Bradley Square Mall                       Sears                            10/23/05
                                          Proffitt's                        1/31/06
                                          K-Mart                            1/31/12
                                          JC Penney                         2/28/06
Martinsburg Mall                          Bon-Ton                           1/31/12
                                          JC Penney                         8/31/11
                                          Sears                              9/8/11
                                          Wal-Mart                          6/28/11

TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
----------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
----------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
----------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE
----------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        SUMMARY OF PROPERTIES FOR WHOLLY OWNED AND
-------------------------------------------------------------------------------------------
  ENCLOSED MALL      PREIT MANAGED               EXISTING                WHOLLY OWNED

       40                  47                       17                        46
-------------------------------------------------------------------------------------------
  POWER CENTER    THIRD PARTY MANAGED              NEW                  JOINT VENTURE
        8                  7                        36                        8
-------------------------------------------------------------------------------------------
  STRIP CENTER                                REDEVELOPMENT
        6                                           1
-------------------------------------------------------------------------------------------
       54                  54                       54                        54
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               SUMMARY OF TOTAL OWNED GLA FOR WHOLLY OWNED AND
                                                           JOINT VENTURE PROPERTIES

------------------------------------------------------------------------------------------------------------------------------------
 ENCLOSED MALL           PREIT MANAGED                    EXISTING              WHOLLY OWNED     TOP 5 ASSETS AS A PERCENTAGE OF

   22,620,630             23,288,489                     6,371,773              23,161,658                     1.7%
------------------------------------------------------------------------------------------------------------------------------------
  POWER CENTER        THIRD PARTY MANAGED                    NEW               JOINT VENTURE    TOP ASSET AS A PERCENTAGE OF TOTAL

   3,053,107               3,139,325                     19,302,706              3,266,156                     3.7%
------------------------------------------------------------------------------------------------------------------------------------
  STRIP CENTER                                         REDEVELOPMENT
    754,077                                               753,335
------------------------------------------------------------------------------------------------
   26,427,814             26,427,814                     26,427,814             26,427,814
------------------------------------------------------------------------------------------------------------------------------------

(1) Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased for Bon-Ton with expiration date of 11/23/2005.
(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.




                                                                      PAGE 17 C

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)

QUARTERLY ACTIVITY
PROPERTY ACQUISITIONS/DISPOSITIONS SUMMARY


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  SQUARE FEET/     OWNERSHIP       DATE ACQUIRED,
                     NAME OF PROJECT, LOCATION                                    UNITS/ACRES       INTEREST     COMPLETED, OR SOLD
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS:
-------------
Parcel of Land. Florence, South Carolina                                   ACRES             25          100%
                                                                                      ---------
TOTAL ACQUISITIONS                                                         ACRES             25


PENDING ACQUISITIONS:
---------------------
The Gallery at Market East II                                        SQUARE FEET        328,000          100%             2Q04
New Garden, New Garden, PA                                                              404,614          100%             2Q05
                                                                                      ---------
TOTAL PENDING ACQUISITIONS                                           SQUARE FEET        732,614


DIVESTITURES
------------
None
TOTAL DIVESTITURES


PENDING DIVESTITURES:
---------------------
Bradley Square Mall, Cleveland, TN, Martinsburg Mall,
Martinsburg, WV, Mount Berry Square Mall, Rome, GA,                  SQUARE FEET      3,353,243
Schuylkill Mall, Frackville, PA, Shenango Valley
Mall, Hermitage, PA and West Manchester Mall,
York, PA.

TOTAL PENDING DIVESTITURES                                           SQUARE FEET      3,353,243
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]


------------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COST       PREIT'S COST        EXPECTED NOI
                     NAME OF PROJECT, LOCATION               OR PRICE          OR PRICE            CAP (1)            MAJOR TENANTS
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS:
-------------
Parcel of Land. Florence, South Carolina                    $ 3,800,000       $ 3,800,000
                                                            -----------       -----------

TOTAL ACQUISITIONS                                          $ 3,800,000       $ 3,800,000


PENDING ACQUISITIONS:
---------------------
The Gallery at Market East II                               $32,000,000      $ 32,000,000           9.5%    Burlington Coat Factory
New Garden, New Garden, PA                                   42,580,062        27,830,062           8.5%          Home Depot
                                                            -----------      ------------
TOTAL PENDING ACQUISITIONS                                  $74,580,062      $ 59,830,062


DIVESTITURES
------------
None
TOTAL DIVESTITURES


PENDING DIVESTITURES:
---------------------
Bradley Square Mall, Cleveland, TN, Martinsburg Mall,
Martinsburg, WV, Mount Berry Square Mall, Rome, GA,
Schuylkill Mall, Frackville, PA, Shenango Valley                N/A               N/A
Mall, Hermitage, PA and West Manchester Mall,
York, PA.

TOTAL PENDING DIVESTITURES
------------------------------------------------------------------------------------------------------------------------------------


(1) Expected NOI Cap is defined as PREIT's share of NOI in the year of stabilization divided by PREIT's share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT's incremental investment in the property.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)


DEVELOPMENT ACTIVITY

                                                                                                             [PREIT LOGO]    PEI
                                                                                                                            LISTED
                                                                                                                            NYSE(R)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL
                                                                                   PROJECTED          TOTAL
                                                                                  PROPERTY GLA      PROJECTED       PREIT'S SHARE
                  NAME OF PROJECT              LOCATION            PROPERTY TYPE   (sq ft)(1)         COST(1)          OF COST
------------------------------------------------------------------------------------------------------------------------------------

Christiana Power Center (Phase II) (2)        Newark, DE            Power Center     355,670       $ 35,542,768     $ 35,542,768
New Garden                                    New Garden Twp, PA    Power Center     404,614         42,580,062       27,830,062
Pavilion at Market East (3)                   Philadelphia, PA      Land                 N/A                N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY                                                           760,284       $ 78,122,830      $63,372,830
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------
                                               PREIT'S SHARE     EXPECTED       CONST      DATE OF      EXPECTED     STABILIZED
                                               OF INVESTMENT    STABILIZED      START      INITIAL      DATE OF      OPERATIONS
                  NAME OF PROJECT                 TO DATE        NOI CAP        DATE      OCCUPANCY    COMPLETION       DATE
------------------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)         $ 4,330,180         10.0%        N/A         N/A           N/A           N/A
New Garden                                       1,353,165          8.5%       2Q05        1Q06           1Q06         2Q06
Pavilion at Market East (3)                      1,506,178           N/A        N/A         N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY                     $ 7,189,523          9.3%
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PREIT'S
                  NAME OF PROJECT                 STATUS       % COMP.   % LEASED   % OCCUPIED          ANCHORS             SHARE
------------------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)        Development       12%        0%           0%                                  100%
New Garden                                    Development        5%       32%           0%       Home Depot, Supermarket    100%
Pavilion at Market East (3)                   Construction      N/A       N/A          N/A       TBD                         50%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------


(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2) On April 28, 2004, the Supreme Court of the State of Delaware affirmed a Court of Chancery determination that the Delaware Department of Transportation violated the terms of a 1992 Settlement Agreement pertaining to the development of the Company's Christiana Phase II project. The Company owns a 50% interest in this planned approximately 356,000 square foot power center project located in Newark, Delaware adjacent to the Company's Christiana Power Center I. Under the terms of the Supreme Court decision the matter has been remitted to the Superior Court of the State of Delaware for a determination of the damages to which the Company is entitled. The Company is not in a position to predict the outcome of this proceeding.

(3) The Company's original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the project joint venture, which continues to own the unimproved land.

REDEVELOPMENT ACTIVITY (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL
                                                                                   PROJECTED          TOTAL
                                                                                  PROPERTY GLA      PROJECTED       PREIT'S SHARE
                  NAME OF PROJECT              LOCATION            PROPERTY TYPE   (sq ft)(2)         COST(2)          OF COST
------------------------------------------------------------------------------------------------------------------------------------
Prince Georges Plaza (3)(4)                 Hyattsville, MD        Enclosed Mall     893,274        24,146,000        17,200,000

                                            ----------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY                                                       $ 893,274        24,146,000       $17,200,000
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]


------------------------------------------------------------------------------------------------------------------------------------
                                              PREIT'S SHARE     EXPECTED       CONST      DATE OF      EXPECTED     STABILIZED
                                              OF INVESTMENT    STABILIZED      START      INITIAL      DATE OF      OPERATIONS
                  NAME OF PROJECT                TO DATE        NOI CAP        DATE      OCCUPANCY    COMPLETION       DATE
------------------------------------------------------------------------------------------------------------------------------------
Prince Georges Plaza (3)(4)                      6,055,362       12.0%        2Q03         4Q04          4Q04          4Q05

                                            ----------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY                    $6,055,362       12.0%
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PREIT'S
                  NAME OF PROJECT                STATUS          % COMP.       % LEASED      % OCCUPIED        ANCHORS      SHARE
------------------------------------------------------------------------------------------------------------------------------------
Prince Georges Plaza (3)(4)                   Construction         40%            65%             0%            Target       100%

                                            ----------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------


(1) Magnolia Mall's food court and Best Buy store were completed in the 4th quarter 2003. The balance of the mall renovation has been put on hold. PREIT originally estimated its share of the costs at $10.9 million. The Company spent $7.5 million on completed work.

(2) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(3)  Income producing property, but still under development.

(4) Prince Georges Plaza's % leased is based on the 210,010 sq foot redevelopment area which was vacant at 3/31/04.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)

TOP TWENTY TENANTS (BY PREIT'S SHARE OF ANNUALIZED BASE RENT)


                                                                                                             [PREIT LOGO]    PEI
                                                                                                                            LISTED
                                                                                                                            NYSE(R)


                                                        NUMBER OF STORES                            GLA OF STORES


                                                        PERCENTAGE RENT                             PERCENTAGE RENT
                                                         OR COMMON AREA                              OR COMMON AREA
                                              FIXED     COSTS IN LIEU OF                            COSTS IN LIEU OF
                          TENANT              RENT        FIXED RENT(1)     TOTAL      FIXED RENT     FIXED RENT(1)       TOTAL
------------------------------------------------------------------------------------------------------------------------------------

Gap, Inc./Old Navy                              55             3             58          645,000          35,012           680,012

The Limited Stores, Inc.                        80            20            100          475,231          65,557           540,788

JC Penney                                       33             1             34        2,789,613         104,107         2,893,720

Sears                                           33                           33        3,432,057                         3,432,057

Footlocker, Inc.                                64             3             67          347,702           7,487           355,189

Zales                                           89                           89           70,214                            70,214

Hallmark Cards, Inc.                            54             4             58          192,017          15,694           207,711

Trans World Entertainment                       36                           36          165,889                           165,889

Sterling Jewelers, Inc. (Kay Jewelers)          40                           40           55,625                            55,625

Borders                                         34             2             36          187,341           6,576           193,917

Bon-Ton                                         18                           18        1,284,678                         1,284,678

American Eagle Outfitters                       30             2             32          144,784          11,229           156,013

Shoe Show, Inc.                                 38                           38          185,536                           185,536

Regis Corp.                                     83                           83           96,587                            96,587

Boscov's                                         7                            7        1,308,706                         1,308,706

Kay Bee Toys (4)                                32             5             37          137,854          17,233           155,087

Sun Capital Partners                            26             2             28           85,401           7,810            93,211

Payless Shoe Source                             40             5             45          132,793          15,782           148,575

Charming Shoppes, Inc.                          27             2             29          190,170          11,993           202,163

Luxottica Retail Group                          38                           38           79,207                            79,207


------------------------------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                      857            49            906       12,006,405         298,480        12,304,885
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Total Retail Leased                                                  3,614                                         24,307,941
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]


                                                                                PREIT'S SHARE            PERCENT OF
                                                  ANNUALIZED                    OF ANNUALIZED          PREIT'S TOTAL
                          TENANT                   BASE RENT                     BASE RENT(2)        RETAIL BASE RENT
-----------------------------------------------------------------------------------------------------------------------------------

Gap, Inc./Old Navy                                $12,761,115                    $11,941,806               4.31%

The Limited Stores, Inc.                           10,669,335                     10,186,453               3.68%

JC Penney                                           7,469,448                      7,339,465               2.65%

Sears                                               6,599,582                      6,443,850               2.33%

Footlocker, Inc.                                    6,042,064                      5,716,880               2.06%

Zales                                               5,084,191                      4,873,416               1.76%

Hallmark Cards, Inc.                                4,291,442                      4,215,109               1.52%

Trans World Entertainment                           3,828,072                      3,649,836               1.32%

Sterling Jewelers, Inc. (Kay Jewelers)              3,648,089                      3,460,589               1.25%

Borders                                             3,669,364                      3,450,149               1.25%

Bon-Ton                                             3,394,099                      3,394,099               1.22%

American Eagle Outfitters                           3,521,119                      3,387,541               1.22%

Shoe Show, Inc.                                     3,035,863                      2,961,825               1.07%

Regis Corp.                                         2,776,967                      2,720,383               0.98%

Boscov's                                            3,137,572                      2,695,972               0.97%

Kay Bee Toys (4)                                    2,823,015                      2,682,546               0.97%

Sun Capital Partners                                2,738,254                      2,654,674               0.96%

Payless Shoe Source                                 2,707,634                      2,564,697               0.93%

Charming Shoppes, Inc.                              2,613,321                      2,474,283               0.89%

Luxottica Retail Group                              2,574,016                      2,395,088               0.86%


-----------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                          93,384,562                     89,208,661              32.19%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     Total Retail Leased                         $287,933,374                   $277,093,044(3)          100.00%
-----------------------------------------------------------------------------------------------------------------

(1) Lease(s) in which tenant pays percentage rent or common area costs in lieu of fixed rent are not included in annualized base rent.

(2) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.

(3) PREIT's share of annualized base rent is derived by annualizing 1st quarter base rent. Straight line rent is not included in the base rent figures.

(4) Kay Bee Toys filed for bankruptcy protection (Chapter 11) in January 2004 and closed four stores at PREIT's malls during the first quarter of 2004.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)

                                                                                                                              PEI
                                                                                                              [PREIT LOGO]   LISTED
                                                                                                                             NYSE(R)


                                                 RETAIL LEASE EXPIRATION SCHEDULE - ANCHORS(1)


          YEAR                LEASES          GROSS LEASABLE AREA                    ANNUALIZED BASE RENT
  ------------------    ----------------  -----------------------------  --------------------------------------------   ------------

                                                                                                           PERCENT OF      AVERAGE
                           NUMBER OF                                                    PREIT's SHARE OF     TOTAL         EXPIRING
   LEASE EXPIRATION         LEASES                         PERCENT OF      RENT IN      RENT IN EXPIRING    (PREIT's       BASE RENT
         YEAR               EXPIRING       EXPIRING GLA       TOTAL      EXPIRING YEAR      YEAR (3)         SHARE)           PSF
  ------------------    ----------------  ----------------------------   ---------------------------------------------  ------------
        Prior (2)                                                                                                           $ -
          2004                  6             467,326         3.71%         1,084,500       1,084,500        2.71%           2.32
          2005                 22           1,689,102        13.42%         5,779,300       5,779,300       14.44%           3.42
          2006                 22           1,368,381        10.87%         3,643,959       3,643,959        9.11%           2.66
          2007                 10             894,155         7.10%         2,207,404       2,187,604        5.47%           2.47
          2008                 15           1,020,195         8.11%         2,606,256       2,606,256        6.51%           2.55
          2009                 14           1,079,333         8.58%         4,402,088       2,665,448        6.66%           4.08
          2010                  8             792,772         6.30%         2,471,713       2,471,713        6.18%           3.12
          2011                 13           1,169,231         9.29%         6,081,464       3,835,834        9.59%           5.20
          2012                  6             520,707         4.14%         1,295,975       1,295,975        3.24%           2.49
          2013                  5             304,486         2.42%         2,286,713       2,286,713        5.71%           7.51
          2014                  6             534,927         4.25%         2,458,228       2,458,228        6.14%           4.60
       Thereafter              24           2,745,689        21.81%        13,504,422       9,698,896       24.24%           4.92
--------------------     -------------    ---------------------------   --------------------------------------------     ---------

         TOTALS:              151          12,586,304          100%       $47,822,022     $40,014,426         100%          $3.80
-------------------- -------------------------------------------------- --------------------------------------------     ---------



(1) Includes only Owned Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

PENNSYLVANIA REIT                                                                                            [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                                                                          LISTED
                                                                                                                            NYSE(R)


                                          RETAIL LEASE EXPIRATION SCHEDULE -NON-ANCHORS(1)

------------------    ----------------    -------------------------   ------------------------------------------------    ---------
       YEAR                 LEASES            GROSS LEASABLE AREA                   ANNUALIZED BASE RENT
------------------    ----------------    -------------------------   ------------------------------------------------    ---------
                                                                                                            PERCENT OF     AVERAGE
                                                                                         PREIT'S SHARE OF      TOTAL      EXPIRING
LEASE EXPIRATION      NUMBER OF LEASES                   PERCENT OF   RENT IN EXPIRING   RENT IN EXPIRING    (PREIT'S     BASE RENT
     YEAR                 EXPIRING        EXPIRING GLA      TOTAL           YEAR             YEAR(3)           SHARE)        PSF
------------------    ----------------    ------------   ----------   ----------------   ----------------   ----------    ---------
   Prior (2)               137                346,947       2.96%      $  7,033,300       $  6,671,834         2.87%       $ 20.27
     2004                  304                640,556       5.46%        13,494,608         11,895,918         5.12%         21.07
     2005                  454              1,156,873       9.87%        25,748,816         23,872,395        10.27%         22.26
     2006                  431              1,207,149      10.30%        28,063,965         25,139,028        10.82%         23.25
     2007                  400              1,138,489       9.71%        24,963,527         22,665,725         9.75%         21.93
     2008                  361              1,153,540       9.84%        26,606,204         24,748,188        10.65%         23.06
     2009                  316                987,827       8.43%        23,043,131         21,750,739         9.36%         23.33
     2010                  334              1,126,731       9.61%        26,651,357         24,870,485        10.70%         23.65
     2011                  238              1,080,685       9.22%        26,337,160         20,204,570         8.69%         24.37
     2012                  194                835,535       7.13%        21,054,442         17,579,960         7.56%         25.20
     2013                  182                589,686       5.03%        15,197,896         13,471,090         5.80%         25.77
     2014                   64                405,146       3.46%         9,578,535          6,552,181         2.82%         23.64
  Thereafter                48              1,052,473       8.98%        19,674,811         12,990,124         5.59%         18.69
------------------    ----------------    ------------   ----------   ----------------   ----------------   ----------    ---------

    TOTALS:              3,463             11,721,637        100%      $267,447,752       $232,412,237          100%       $ 22.82
------------------    ----------------    ------------   ----------   ----------------   ----------------   ----------    ---------

(1) Includes only Owned Non-Anchor space.
(2) Includes all tenant leases which have already expired and are on a Month to Month basis.
(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.


PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

LEASING ACTIVITY SUMMARY

                                                              RETAIL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           TOTAL
                                                  AVERAGE     AVERAGE                      ANNUALIZED     ANNUALIZED     ANNUALIZED
                                                 PREVIOUS       NEW         INCREASE/        TENANT         LEASING      COSTS OF
                                                 BASE RENT   BASE RENT     DECREASE IN    IMPROVEMENTS    COMMISSIONS     LEASING
NEW LEASE                   NUMBER      GLA        PSF          PSF       BASE RENT PSF      PSF(1)        PSF(1)(2)     PSF(1)(2)
---------                   ------      ---      ---------   ---------    -------------   ------------    -----------    ----------
PREVIOUSLY LEASED SPACE:

1st Quarter                   13       32,324    $ 18.76      $ 24.84        $ 6.08          $ 1.76         $    -         $ 1.76
2nd Quarter                                                                       -                              -              -
3rd Quarter                                                                       -                              -              -
4th Quarter                                                                       -                              -              -
                            -------------------------------------------------------          ------         ------         ------
TOTAL OR AVERAGE              13       32,324    $ 18.76      $ 24.84        $ 6.08          $ 1.76         $    -         $ 1.76
                            =======================================================          ======         ======         ======

PREVIOUSLY VACANT SPACE:

1st Quarter                   12       26,926    $     -      $ 23.40       $ 23.40          $.1.08         $    -         $ 1.08
2nd Quarter                                            -                          -                                             -
3rd Quarter                                                                       -                                             -
4th Quarter                                            -                          -                              -              -
                            -------------------------------------------------------          ------         ------         ------
TOTAL OR AVERAGE              12       26,926          -      $ 23.40       $ 23.40          $ 1.08         $    -         $ 1.08
                            =======================================================          ======         ======         ======

                                                                                                                           TOTAL
                                                  AVERAGE     AVERAGE                      ANNUALIZED     ANNUALIZED     ANNUALIZED
                                                 PREVIOUS       NEW         INCREASE/        TENANT         LEASING      COSTS OF
                                                 BASE RENT   BASE RENT     DECREASE IN    IMPROVEMENTS    COMMISSIONS     LEASING
RENEWAL(3)                  NUMBER      GLA        PSF          PSF       BASE RENT PSF      PSF(1)        PSF(1)(2)     PSF(1)(2)
---------                   ------      ---      ---------   ---------    -------------   ------------    -----------    ----------

1st Quarter (4)               60      353,520    $ 12.09      $ 13.40        $ 1.31          $    -         $    -         $    -
2nd Quarter                                                                       -                                             -
3rd Quarter                                                                       -                                             -
4th Quarter                                                                       -               -              -              -
                            -------------------------------------------------------          ------         ------         ------
TOTAL OR AVERAGE              60      353,520    $ 12.09      $ 13.40        $ 1.31          $    -         $    -         $    -
                            =======================================================          ======         ======         ======

(1) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2) External commissions only.

(3) This category includes expansions, relocations and lease extensions.

(4) Includes a lease to JC Penney of 176,834 square feet for a base rent of $1.20 per square foot at Shenango Valley Mall. The other 59 renewal leases with 176,686 had an average previous base rent psf of $22.99 and an average new base rent psf of $25.61 representing an increase of $2.62 in base rent psf.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

                                          CAPITAL EXPENDITURES

                                                                                Q1 04
                                                                    (3 months ended March 31, 2004)
                                                          ---------------------------------------------------
RETAIL                                                     WHOLLY OWNED       JOINT VENTURES         TOTAL
-----------------------------------------------           ---------------------------------------------------
New development projects                                  $   421,003            $    -           $   421,003
Redevelopment projects with incremental GLA
   and/or Anchor Replacement                                4,976,143                 -             4,976,143
Renovation with no incremental GLA                             17,470                 -                17,470
Tenant allowances                                             195,958                 -               195,958
Operational capital expenditures at properties:
    CAM expenditures                                          363,576                 -               363,576
    Non-CAM expenditures                                      273,677                 -               273,677
                                                          -----------            ------           -----------
TOTAL                                                     $ 6,247,827            $    -           $ 6,247,827
                                                          ===================================================

External and internal leasing commissions for this period were $23,000.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

        ENCLOSED MALLS

(Includes Non-Anchor Owned Space)                                      Q1 04
                                     -----------------------------------------------------------------------
                                                                                IN-LINE ONLY
                                       TOTAL           TOTAL                        (NON-      IN-LINE (NON-
                                      W/ANCHOR       W/ANCHOR %                   ANCHOR) %      ANCHOR) %
                                     % LEASED        AVAILABLE                     LEASED        AVAILABLE
                                     -----------------------------------------------------------------------
Beaver Valley Mall                     89.8%           10.2%                        78.1%           21.9%
Bradley Square                         84.8%           15.2%                        59.5%           40.5%
Capital City                           99.3%            0.7%                        98.8%            1.2%
Chambersburg Mall                      93.5%            6.5%                        86.2%           13.8%
Cherry Hill Mall                       93.4%            6.6%                        93.4%            6.6%
Crossroads Mall                        94.4%            5.6%                        87.0%           13.0%
Dartmouth Mall                         95.8%            4.2%                        93.1%            6.9%
Echelon Mall                           39.9%           60.1%                        68.6%           31.4%
Exton Square Mall                      93.2%            6.8%                        85.2%           14.8%
Francis Scott Key Mall                 96.1%            3.9%                        92.0%            8.0%
Jacksonville Mall                      97.8%            2.2%                        95.6%            4.4%
Laurel Mall                            95.5%            4.5%                        87.9%           12.1%
Lehigh Valley Mall                     90.4%            9.6%                        86.1%           13.9%
Logan Valley Mall                      98.3%            1.7%                        95.9%            4.1%
Lycoming Mall                          92.1%            7.9%                        84.6%           15.4%
Magnolia Mall                          94.0%            6.0%                        84.5%           15.5%
Martinsburg Mall                       93.1%            6.9%                        77.1%           22.9%
Moorestown Mall                        95.6%            4.4%                        90.1%            9.9%
Mount Berry Square                     87.5%           12.5%                        71.4%           28.6%
New River Valley Mall                  93.6%            6.4%                        85.5%           14.5%
Nittany Mall                           94.2%            5.8%                        88.3%           11.7%
North Hanover Mall                     93.1%            6.9%                        80.8%           19.2%
Palmer Park Mall                       98.5%            1.5%                        95.0%            5.0%
Patrick Henry Mall                     99.2%            0.8%                        98.2%            1.8%
Phillipsburg Mall                      75.0%           25.0%                        77.6%           22.4%
Plymouth Meeting Mall                  74.0%           26.0%                        91.0%            9.0%
Prince Georges Plaza                   88.8%           11.2%                        92.9%            7.1%
Schuylkill Mall                        76.5%           23.5%                        69.2%           30.8%
Shenango Valley Mall                   96.1%            3.9%                        81.5%           18.5%
South Mall                             96.8%            3.2%                        94.0%            6.0%
The Gallery at Market East             94.2%            5.8%                        94.2%            5.8%
Uniontown Mall                         95.6%            4.4%                        89.0%           11.0%
Valley Mall                            99.5%            0.5%                        99.0%            1.0%
Valleyview Mall                        93.5%            6.5%                        90.9%            9.1%
Viewmont Mall                          99.1%            0.9%                        97.5%            2.5%
Washington Crown Center                93.9%            6.1%                        88.7%           11.3%
West Manchester Mall                   80.8%           19.2%                        62.2%           37.8%
Willow Grove Park                      95.7%            4.3%                        92.8%            7.2%
Wiregrass Mall                         82.6%           17.4%                        82.6%           17.4%
Wyoming Valley Mall                    98.0%            2.0%                        94.2%            5.8%
------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)    90.6%            9.4%                        86.6%           13.4%
------------------------------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------
WHOLLY OWNED PROPERTIES                90.2%            9.8%                        86.3%           13.7%
JOINT VENTURE PROPERTIES               94.6%            5.4%                        89.4%           10.6%
                                     -----------------------------------------------------------------------
PRI-MANAGED                            90.5%            9.5%                        86.6%           13.4%
NON PRI-MANAGED                        92.7%            7.3%                        86.6%           13.4%
                                     -----------------------------------------------------------------------
SAME PROPERTIES/EXISTING               93.2%            6.8%                        86.2%           13.8%
NEW                                    90.2%            9.8%                        86.7%           13.3%
REDEVELOPMENT PROPERTIES               88.8%           11.2%                        92.9%            7.1%
                                     -----------------------------------------------------------------------

                                                                    % CHANGE
                                     -----------------------------------------------------------------------
                                                                                IN-LINE ONLY
                                       TOTAL           TOTAL                        (NON-      IN-LINE (NON-
                                      W/ANCHOR       W/ANCHOR %                   ANCHOR) %      ANCHOR) %
                                     % LEASED        AVAILABLE                     LEASED        AVAILABLE
                                     -----------------------------------------------------------------------
Beaver Valley Mall                     -0.3%            0.3%                        -0.6%               0.6%
Bradley Square                           N/A             N/A                          N/A                N/A
Capital City                             N/A             N/A                          N/A                N/A
Chambersburg Mall                        N/A             N/A                          N/A                N/A
Cherry Hill Mall                         N/A             N/A                          N/A                N/A
Crossroads Mall                          N/A             N/A                          N/A                N/A
Dartmouth Mall                         17.0%          -17.0%                         5.3%              -5.3%
Echelon Mall                             N/A             N/A                          N/A                N/A
Exton Square Mall                        N/A             N/A                          N/A                N/A
Francis Scott Key Mall                   N/A             N/A                          N/A                N/A
Jacksonville Mall                        N/A             N/A                          N/A                N/A
Laurel Mall                            -0.4%            0.4%                        -1.1%               1.1%
Lehigh Valley Mall                     -1.7%            1.7%                        -2.4%               2.4%
Logan Valley Mall                        N/A             N/A                          N/A                N/A
Lycoming Mall                            N/A             N/A                          N/A                N/A
Magnolia Mall                           2.8%           -2.8%                         7.4%              -7.4%
Martinsburg Mall                         N/A             N/A                          N/A                N/A
Moorestown Mall                          N/A             N/A                          N/A                N/A
Mount Berry Square                       N/A             N/A                          N/A                N/A
New River Valley Mall                    N/A             N/A                          N/A                N/A
Nittany Mall                             N/A             N/A                          N/A                N/A
North Hanover Mall                       N/A             N/A                          N/A                N/A
Palmer Park Mall                        2.9%           -2.9%                         9.7%              -9.7%
Patrick Henry Mall                       N/A             N/A                          N/A                N/A
Phillipsburg Mall                        N/A             N/A                          N/A                N/A
Plymouth Meeting Mall                    N/A             N/A                          N/A                N/A
Prince Georges Plaza                    1.2%           -1.2%                         2.5%              -2.5%
Schuylkill Mall                          N/A             N/A                          N/A                N/A
Shenango Valley Mall                     N/A             N/A                          N/A                N/A
South Mall                               N/A             N/A                          N/A                N/A
The Gallery at Market East               N/A             N/A                          N/A                N/A
Uniontown Mall                           N/A             N/A                          N/A                N/A
Valley Mall                              N/A             N/A                          N/A                N/A
Valleyview Mall                          N/A             N/A                          N/A                N/A
Viewmont Mall                            N/A             N/A                          N/A                N/A
Washington Crown Center                  N/A             N/A                          N/A                N/A
West Manchester Mall                     N/A             N/A                          N/A                N/A
Willow Grove Park                       3.1%           -3.1%                         5.1%              -5.1%
Wiregrass Mall                           N/A             N/A                          N/A                N/A
Wyoming Valley Mall                      N/A             N/A                          N/A                N/A
------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)     0.5%           -0.5%                         1.0%              -1.0%
------------------------------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------
WHOLLY OWNED PROPERTIES                 3.0%           -3.0%                         2.6%              -2.6%
JOINT VENTURE PROPERTIES                0.7%           -0.7%                         1.4%              -1.4%
                                     -----------------------------------------------------------------------
PRI-MANAGED                             1.6%           -1.6%                         2.1%              -2.1%
NON PRI-MANAGED                        -1.1%            1.1%                        -2.0%               2.0%
                                     -----------------------------------------------------------------------
SAME PROPERTIES/EXISTING                3.5%           -3.5%                        -0.1%               0.1%
NEW                                    -1.7%            1.7%                         3.1%              -3.1%
REDEVELOPMENT PROPERTIES               88.8%           11.2%                        92.9%               7.1%
                                     -----------------------------------------------------------------------

                                                                      Q1 03
                                     -----------------------------------------------------------------------
                                                                                IN-LINE ONLY
                                       TOTAL           TOTAL                        (NON-      IN-LINE (NON-
                                      W/ANCHOR       W/ANCHOR %                   ANCHOR) %      ANCHOR) %
                                     % LEASED        AVAILABLE                     LEASED        AVAILABLE
                                     -----------------------------------------------------------------------
Beaver Valley Mall                     90.1%            9.9%                        78.7%              21.3%
Bradley Square                           N/A             N/A                          N/A                N/A
Capital City                             N/A             N/A                          N/A                N/A
Chambersburg Mall                        N/A             N/A                          N/A                N/A
Cherry Hill Mall                         N/A             N/A                          N/A                N/A
Crossroads Mall                          N/A             N/A                          N/A                N/A
Dartmouth Mall                         78.8%           21.2%                        87.8%              12.2%
Echelon Mall                             N/A             N/A                          N/A                N/A
Exton Square Mall                        N/A             N/A                          N/A                N/A
Francis Scott Key Mall                   N/A             N/A                          N/A                N/A
Jacksonville Mall                        N/A             N/A                          N/A                N/A
Laurel Mall                            95.9%            4.1%                        89.0%              11.0%
Lehigh Valley Mall                     92.1%            7.9%                        88.5%              11.5%
Logan Valley Mall                        N/A             N/A                          N/A                N/A
Lycoming Mall                            N/A             N/A                          N/A                N/A
Magnolia Mall                          91.2%            8.8%                        77.1%              22.9%
Martinsburg Mall                         N/A             N/A                          N/A                N/A
Moorestown Mall                          N/A             N/A                          N/A                N/A
Mount Berry Square                       N/A             N/A                          N/A                N/A
New River Valley Mall                    N/A             N/A                          N/A                N/A
Nittany Mall                             N/A             N/A                          N/A                N/A
North Hanover Mall                       N/A             N/A                          N/A                N/A
Palmer Park Mall                       95.6%            4.4%                        85.3%              14.7%
Patrick Henry Mall                       N/A             N/A                          N/A                N/A
Phillipsburg Mall                        N/A             N/A                          N/A                N/A
Plymouth Meeting Mall                    N/A             N/A                          N/A                N/A
Prince Georges Plaza                   87.6%           12.4%                        90.4%               9.6%
Schuylkill Mall                          N/A             N/A                          N/A                N/A
Shenango Valley Mall                     N/A             N/A                          N/A                N/A
South Mall                               N/A             N/A                          N/A                N/A
The Gallery at Market East               N/A             N/A                          N/A                N/A
Uniontown Mall                           N/A             N/A                          N/A                N/A
Valley Mall                              N/A             N/A                          N/A                N/A
Valleyview Mall                          N/A             N/A                          N/A                N/A
Viewmont Mall                            N/A             N/A                          N/A                N/A
Washington Crown Center                  N/A             N/A                          N/A                N/A
West Manchester Mall                     N/A             N/A                          N/A                N/A
Willow Grove Park                      92.6%            7.4%                        87.7%              12.3%
Wiregrass Mall                           N/A             N/A                          N/A                N/A
Wyoming Valley Mall                      N/A             N/A                          N/A                N/A
------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)    90.1%            9.9%                        85.7%              14.3%
------------------------------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------
WHOLLY OWNED PROPERTIES                87.2%           12.8%                        83.7%              16.3%
JOINT VENTURE PROPERTIES               93.9%            6.1%                        88.0%              12.0%
                                     -----------------------------------------------------------------------
PRI-MANAGED                            88.9%           11.1%                        84.6%              15.4%
NON PRI-MANAGED                        93.8%            6.2%                        88.6%              11.4%
                                     -----------------------------------------------------------------------
SAME PROPERTIES/EXISTING               89.6%           10.4%                        86.3%              13.7%
NEW                                    91.9%            8.1%                        83.6%              16.4%
REDEVELOPMENT PROPERTIES                0.0%            0.0%                         0.0%               0.0%
                                     -----------------------------------------------------------------------

(1) Prince Georges Plaza is classified as a redevelopment property and is not included in the weighted average.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       LISTED
                                                                         NYSE(R)

         ENCLOSED MALLS

(Includes Non-Anchor Owned Space)                                            Q1 04
                                   ---------------------------------------------------------------------------------------
                                    AVG BASE            AVG %            ADDITIONAL          AVG COMP          OCCUP. COST
                                   RENT PSF(1)       RENT PSF(1)         CHARGES PSF       SALES PSF(2)           RATIO
                                   ---------------------------------------------------------------------------------------
Beaver Valley Mall                   $ 16.72            $ 0.45             $  6.62             $ 234               10.17%
Bradley Square                         16.88              0.38                4.09               271                7.88%
Capital City                           21.35              0.96                5.69               348                8.05%
Chambersburg Mall                      19.19              0.20                4.74               231               10.45%
Cherry Hill Mall                       35.41              0.95               17.15               418               12.80%
Crossroads Mall                        16.46              0.83                7.82               254                9.89%
Dartmouth Mall                         19.90              1.45                7.51               388                7.44%
Echelon Mall                           23.73              0.21               12.01               223               16.12%
Exton Square Mall                      33.64              0.69               14.86               370               13.29%
Francis Scott Key Mall                 21.17              0.35                6.20               271               10.23%
Jacksonville Mall                      21.57              1.07                5.92               365                7.83%
Laurel Mall                            13.30              0.47                6.13               264                7.54%
Lehigh Valley Mall                     30.06              0.52                9.90               413                9.80%
Logan Valley Mall                      21.32              1.24                7.14               301                9.87%
Lycoming Mall                          14.21              0.85                4.28               252                7.68%
Magnolia Mall  (3)                     24.32              0.38                9.87               315               10.97%
Martinsburg Mall                       15.94              0.28               10.28               255               10.39%
Moorestown Mall                        24.67              0.58               12.77               349               10.89%
Mount Berry Square                     15.81              0.63                5.03               217                9.89%
New River Valley Mall                  19.63              0.45                3.41               254                9.25%
Nittany Mall                           19.87              0.53                8.17               254               11.25%
North Hanover Mall                     18.57              1.02                7.37               276                9.77%
Palmer Park Mall                       21.12              1.04                9.77               333                9.59%
Patrick Henry Mall                     30.61              1.72               11.04               430               10.08%
Phillipsburg Mall                      22.06              0.45               10.53               287               11.51%
Plymouth Meeting Mall                  18.75              0.46                8.81               262               10.70%
Prince Georges Plaza  (3)              23.75              1.20               11.92               379                9.73%
Schuylkill Mall                        10.48              0.36                3.00               215                6.44%
Shenango Valley Mall                   17.45              0.70                7.76               266                9.74%
South Mall                             12.92              0.48                3.92               282                6.14%
The Gallery at Market East             33.21              0.53                9.73               346               12.56%
Uniontown Mall                         13.74              0.74                3.71               253                7.19%
Valley Mall                            17.85              0.81                5.37               307                7.83%
Valleyview Mall                        22.71              0.33               11.52               308               11.22%
Viewmont Mall                          22.22              1.65                6.88               343                8.97%
Washington Crown Center                15.65              0.24                3.68               253                7.73%
West Manchester Mall                   16.43              0.31                4.84               211               10.23%
Willow Grove Park                      37.64              0.29               20.61               401               14.60%
Wiregrass Mall                         20.57              0.48                7.67               259               11.09%
Wyoming Valley Mall                    21.83              0.44                7.29               303                9.76%
--------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE      $ 22.00            $ 0.67             $  8.56             $ 307               10.18%
--------------------------------------------------------------------------------------------------------------------------
                                   ---------------------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES              $ 21.21            $ 0.69             $  8.07             $ 298               10.04%
JOINT VENTURE PROPERTIES             $ 28.31            $ 0.51             $ 12.49             $ 373               11.07%
                                   ---------------------------------------------------------------------------------------
PRI-MANAGED                          $ 21.81            $ 0.68             $  8.55             $ 303               10.25%
NON PRI-MANAGED                       $24.84            $ 0.51             $  8.73             $ 367                9.29%
                                   ---------------------------------------------------------------------------------------
SAME PROPERTIES/EXISTING             $ 21.34            $ 0.74             $  8.02             $ 334                9.01%
NEW                                  $ 22.11            $ 0.66             $  8.65             $ 302               10.40%
REDEVELOPMENT PROPERTIES             $ 23.75            $ 1.20             $ 11.92             $ 379                9.73%
                                   ---------------------------------------------------------------------------------------

                                                                          % CHANGE
                                   ---------------------------------------------------------------------------------------
                                    AVG BASE            AVG %            ADDITIONAL          AVG COMP          OCCUP. COST
                                    RENT PSF          RENT PSF           CHARGES PSF         SALES PSF            RATIO
                                   ---------------------------------------------------------------------------------------
Beaver Valley Mall                     -3.8%             11.6%               24.5%             -4.5%                 0.7%
Bradley Square                           N/A               N/A                 N/A               N/A                  N/A
Capital City                             N/A               N/A                 N/A               N/A                  N/A
Chambersburg Mall                        N/A               N/A                 N/A               N/A                  N/A
Cherry Hill Mall                         N/A               N/A                 N/A               N/A                  N/A
Crossroads Mall                          N/A               N/A                 N/A               N/A                  N/A
Dartmouth Mall                          6.8%              7.8%               -6.3%             -3.0%                 0.4%
Echelon Mall                             N/A               N/A                 N/A               N/A                  N/A
Exton Square Mall                        N/A               N/A                 N/A               N/A                  N/A
Francis Scott Key Mall                   N/A               N/A                 N/A               N/A                  N/A
Jacksonville Mall                        N/A               N/A                 N/A               N/A                  N/A
Laurel Mall                             0.0%            -16.2%               36.0%              0.8%                 0.5%
Lehigh Valley Mall                      1.0%             -6.1%                1.5%             -3.7%                 0.5%
Logan Valley Mall                        N/A               N/A                 N/A               N/A                  N/A
Lycoming Mall                            N/A               N/A                 N/A               N/A                  N/A
Magnolia Mall  (3)                     -5.1%            -72.2%               -2.0%              0.6%                -0.9%
Martinsburg Mall                         N/A               N/A                 N/A               N/A                  N/A
Moorestown Mall                          N/A               N/A                 N/A               N/A                  N/A
Mount Berry Square                       N/A               N/A                 N/A               N/A                  N/A
New River Valley Mall                    N/A               N/A                 N/A               N/A                  N/A
Nittany Mall                             N/A               N/A                 N/A               N/A                  N/A
North Hanover Mall                       N/A               N/A                 N/A               N/A                  N/A
Palmer Park Mall                       -2.9%            -28.7%               -3.6%              2.1%                -0.6%
Patrick Henry Mall                       N/A               N/A                 N/A               N/A                  N/A
Phillipsburg Mall                        N/A               N/A                 N/A               N/A                  N/A
Plymouth Meeting Mall                    N/A               N/A                 N/A               N/A                  N/A
Prince Georges Plaza  (3)               2.0%              3.3%                8.5%             -1.6%                 0.5%
Schuylkill Mall                          N/A               N/A                 N/A               N/A                  N/A
Shenango Valley Mall                     N/A               N/A                 N/A               N/A                  N/A
South Mall                               N/A               N/A                 N/A               N/A                  N/A
The Gallery at Market East               N/A               N/A                 N/A               N/A                  N/A
Uniontown Mall                           N/A               N/A                 N/A               N/A                  N/A
Valley Mall                              N/A               N/A                 N/A               N/A                  N/A
Valleyview Mall                          N/A               N/A                 N/A               N/A                  N/A
Viewmont Mall                            N/A               N/A                 N/A               N/A                  N/A
Washington Crown Center                  N/A               N/A                 N/A               N/A                  N/A
West Manchester Mall                     N/A               N/A                 N/A               N/A                  N/A
Willow Grove Park                      -2.8%            -30.9%                8.4%             -0.5%                 0.2%
Wiregrass Mall                           N/A               N/A                 N/A               N/A                  N/A
Wyoming Valley Mall                      N/A               N/A                 N/A               N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE        -9.6%            -18.2%              -13.0%            -13.7%                 0.3%
--------------------------------------------------------------------------------------------------------------------------
                                   ---------------------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES                 3.1%            -30.8%               -2.6%            -10.6%                 1.1%
JOINT VENTURE PROPERTIES               -0.6%            -18.4%                8.1%             -1.6%                 0.4%
                                   ---------------------------------------------------------------------------------------
PRI-MANAGED                            -9.9%            -26.1%              -18.7%            -12.7%                 0.0%
NON PRI-MANAGED                         0.7%             -9.3%                7.3%             -2.9%                 0.5%
                                   ---------------------------------------------------------------------------------------
SAME PROPERTIES/EXISTING               -1.3%            -10.7%               -2.0%             -4.8%                 0.3%
NEW                                   -35.0%            -13.8%              -45.2%            -18.5%                -3.2%
REDEVELOPMENT PROPERTIES                 N/A               N/A                 N/A               N/A                 9.7%
                                   ---------------------------------------------------------------------------------------

                                                                            Q1 03
                                   ---------------------------------------------------------------------------------------
                                    AVG BASE            AVG %            ADDITIONAL          AVG COMP          OCCUP. COST
                                   RENT PSF(1)       RENT PSF(1)         CHARGES PSF       SALES PSF(2)           RATIO
                                   ---------------------------------------------------------------------------------------
Beaver Valley Mall                   $ 17.39            $ 0.40             $  5.32             $ 245                9.43%
Bradley Square                           N/A               N/A                 N/A               N/A                  N/A
Capital City                             N/A               N/A                 N/A               N/A                  N/A
Chambersburg Mall                        N/A               N/A                 N/A               N/A                  N/A
Cherry Hill Mall                         N/A               N/A                 N/A               N/A                  N/A
Crossroads Mall                          N/A               N/A                 N/A               N/A                  N/A
Dartmouth Mall                         18.64              1.35                8.02               400                7.00%
Echelon Mall                             N/A               N/A                 N/A               N/A                  N/A
Exton Square Mall                        N/A               N/A                 N/A               N/A                  N/A
Francis Scott Key Mall                   N/A               N/A                 N/A               N/A                  N/A
Jacksonville Mall                        N/A               N/A                 N/A               N/A                  N/A
Laurel Mall                            13.30              0.56                4.51               262                7.01%
Lehigh Valley Mall                     29.75              0.56                9.76               429                9.34%
Logan Valley Mall                        N/A               N/A                 N/A               N/A                  N/A
Lycoming Mall                            N/A               N/A                 N/A               N/A                  N/A
Magnolia Mall  (3)                     25.63              1.36               10.07               313               11.84%
Martinsburg Mall                         N/A               N/A                 N/A               N/A                  N/A
Moorestown Mall                          N/A               N/A                 N/A               N/A                  N/A
Mount Berry Square                       N/A               N/A                 N/A               N/A                  N/A
New River Valley Mall                    N/A               N/A                 N/A               N/A                  N/A
Nittany Mall                             N/A               N/A                 N/A               N/A                  N/A
North Hanover Mall                       N/A               N/A                 N/A               N/A                  N/A
Palmer Park Mall                       21.74              1.46               10.14               326               10.23%
Patrick Henry Mall                       N/A               N/A                 N/A               N/A                  N/A
Phillipsburg Mall                        N/A               N/A                 N/A               N/A                  N/A
Plymouth Meeting Mall                    N/A               N/A                 N/A               N/A                  N/A
Prince Georges Plaza  (3)              23.28              1.16               10.98               385                9.20%
Schuylkill Mall                          N/A               N/A                 N/A               N/A                  N/A
Shenango Valley Mall                     N/A               N/A                 N/A               N/A                  N/A
South Mall                               N/A               N/A                 N/A               N/A                  N/A
The Gallery at Market East               N/A               N/A                 N/A               N/A                  N/A
Uniontown Mall                           N/A               N/A                 N/A               N/A                  N/A
Valley Mall                              N/A               N/A                 N/A               N/A                  N/A
Valleyview Mall                          N/A               N/A                 N/A               N/A                  N/A
Viewmont Mall                            N/A               N/A                 N/A               N/A                  N/A
Washington Crown Center                  N/A               N/A                 N/A               N/A                  N/A
West Manchester Mall                     N/A               N/A                 N/A               N/A                  N/A
Willow Grove Park                      38.71              0.43               19.01               403               14.43%
Wiregrass Mall                           N/A               N/A                 N/A               N/A                  N/A
Wyoming Valley Mall                      N/A               N/A                 N/A               N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE      $ 24.33            $ 0.82             $  9.84             $ 355                9.85%
--------------------------------------------------------------------------------------------------------------------------
                                   ---------------------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES              $ 20.57            $ 1.00             $  8.29             $ 334                8.95%
JOINT VENTURE PROPERTIES             $ 28.47            $ 0.62             $ 11.56             $ 379               10.72%
                                   ---------------------------------------------------------------------------------------
PRI-MANAGED                          $ 24.19            $ 0.92             $ 10.51             $ 347               10.28%
NON PRI-MANAGED                      $ 24.67            $ 0.56             $  8.14             $ 377                8.84%
                                   ---------------------------------------------------------------------------------------
SAME PROPERTIES/EXISTING             $ 21.62            $ 0.83             $  8.18             $ 351                8.73%
NEW                                  $ 34.01            $ 0.76             $ 15.80             $ 371               13.64%
REDEVELOPMENT PROPERTIES             $     -            $    -             $     -             $   -                0.00%
                                   ---------------------------------------------------------------------------------------

(1) Base rent is actual for Q104. Additional charges and % rent are projections for 2004.

(2) Average comparable sales for Q103 are actual.

(3) Prince Georges Plaza is classified as a redevelopment property and is not included in the weighted average.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       LISTED
                                                                         NYSE(R)

         POWER CENTERS

(Includes Non-Anchor Owned Space)                    Q1 04                                               % CHANGE
                                  ------------------------------------------              ------------------------------------------
                                                                  ADDITIONAL                                              ADDITIONAL
                                   AVG BASE          AVG %         CHARGES                 AVG BASE         AVG %          CHARGES
                                  RENT PSF(1)     RENT PSF(1)        PSF                   RENT PSF       RENT PSF           PSF
                                  ------------------------------------------              ------------------------------------------
Christiana Power Center             $ 20.03         $    -          $ 1.76                     2.9%           N/A           -4.2%
Creekview Shopping Center             14.37              -            2.80                     0.4%           N/A            8.6%
Northeast Tower Center                13.68              -            3.03                     1.4%           N/A            4.9%
Paxton Towne Centre                   16.10              -            2.23                     1.4%           N/A          -11.5%
The Court at Oxford Valley            15.33              -            3.90                     1.2%           N/A            3.5%
Red Rose Commons                      13.81           0.06            3.21                     4.4%        250.0%           11.2%
Whitehall Mall                        10.72           0.33            3.13                    -1.4%         31.2%           -5.0%
Metroplex Shopping Center             18.13              -            3.58                     0.0%           N/A             N/A
                                  ------------------------------------------              ------------------------------------------
POWER CENTERS WEIGHTED AVERAGE      $ 15.33         $ 0.05          $ 3.12                     1.2%         24.6%           36.3%
                                  ------------------------------------------              ------------------------------------------

                                  ------------------------------------------              ------------------------------------------
WHOLLY OWNED PROPERTIES             $ 15.75         $    -          $ 2.48                     1.6%       -100.0%           -1.6%
JOINT VENTURE PROPERTIES            $ 15.08         $ 0.08          $ 3.49                     0.9%         29.4%           62.2%
                                  ------------------------------------------              ------------------------------------------
PRI-MANAGED                         $ 15.75         $    -          $ 2.48                     1.6%       -100.0%           -1.6%
NON PRI-MANAGED                     $ 15.08         $ 0.08          $ 3.49                     0.9%         29.4%           62.2%
                                  ------------------------------------------                   1.5%         -1.4%           40.4%
SAME PROPERTIES/EXISTING            $ 15.33         $ 0.05          $ 3.12                ------------------------------------------
NEW                                 $     -         $    -          $    -                  -100.0%           N/A         -100.0%
REDEVELOPMENT PROPERTIES            $     -         $    -          $    -                      N/A           N/A             N/A
                                  ------------------------------------------              ------------------------------------------

                                                     Q1 03
                                  ------------------------------------------
                                                                  ADDITIONAL
                                   AVG BASE          AVG %         CHARGES
                                  RENT PSF(1)     RENT PSF(1)        PSF
                                  ------------------------------------------
Christiana Power Center             $ 19.46         $ 0.02          $ 1.84
Creekview Shopping Center             14.31              -            2.58
Northeast Tower Center                13.48              -            2.89
Paxton Towne Centre                   15.88              -            2.51
The Court at Oxford Valley            15.14           0.03            3.77
Red Rose Commons                      13.22           0.02            2.89
Whitehall Mall                        10.87           0.26            3.29
Metroplex Shopping Center             18.13              -               -
                                  ------------------------------------------
POWER CENTERS WEIGHTED AVERAGE      $ 15.15         $ 0.04          $ 2.29
                                  ------------------------------------------

                                  ------------------------------------------
WHOLLY OWNED PROPERTIES             $ 15.51         $ 0.00          $ 2.52
JOINT VENTURE PROPERTIES            $ 14.94         $ 0.06          $ 2.15
                                  ------------------------------------------
PRI-MANAGED                         $ 15.51         $ 0.00          $ 2.52
NON PRI-MANAGED                     $ 14.94         $ 0.06          $ 2.15
                                  ------------------------------------------
SAME PROPERTIES/EXISTING            $ 15.10         $ 0.05          $ 2.22
NEW                                 $ 15.32         $    -          $ 2.54
REDEVELOPMENT PROPERTIES            $     -         $    -          $    -
                                  ------------------------------------------

(1) Base rent is actual for Q104. Additional charges and % rent are projections for 2004.

                                                                                                        OCCUPANCY
                                                        Q1 04                                     CHANGE IN % OCCUPANCY
                                ------------------------------------------------    ------------------------------------------------
                                                                        IN-LINE                                             IN-LINE
                                                            IN-LINE      (NON-                                  IN-LINE      (NON-
                                 TOTAL       TOTAL         ONLY (NON-   ANCHOR)      TOTAL       TOTAL         ONLY (NON-   ANCHOR)
                                W/ANCHOR   W/ANCHOR         ANCHOR)        %        W/ANCHOR   W/ANCHOR         ANCHOR)        %
                                % LEASED  % AVAILABLE      % LEASED    AVAILABLE    % LEASED  % AVAILABLE      % LEASED    AVAILABLE
                                ------------------------------------------------    ------------------------------------------------
Christiana Power Center          100.0%       0.0%           100.0%       0.0%         0.0%        0.0%           0.0%        0.0%
Creekview Shopping Center        100.0%       0.0%           100.0%       0.0%         0.0%        0.0%           0.0%        0.0%
Northeast Tower Center           100.0%       0.0%           100.0%       0.0%         0.0%        0.0%           0.0%        0.0%
Paxton Towne Centre               92.1%       7.9%            87.9%      12.1%         2.1%       -2.1%           3.2%       -3.2%
The Court at Oxford Valley       100.0%       0.0%           100.0%       0.0%         2.9%       -2.9%           4.7%       -4.7%
Red Rose Commons                  99.2%       0.8%            99.2%       0.8%         0.0%        0.0%           0.0%        0.0%
Whitehall Mall                    97.6%       2.4%            94.7%       5.3%         0.3%       -0.3%           0.7%       -0.7%
Metroplex Shopping Center        100.0%       0.0%           100.0%       0.0%         0.0%        0.0%           0.0%        0.0%
                                ------------------------------------------------    ------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE    98.4%       1.6%            97.4%       2.6%         0.9%       -0.9%           1.3%       -1.3%
                                ------------------------------------------------    ------------------------------------------------

                                ------------------------------------------------    ------------------------------------------------
WHOLLY OWNED PROPERTIES           97.3%       2.7%            95.1%       4.9%         1.0%       -1.0%           1.3%       -1.3%
JOINT VENTURE PROPERTIES          99.1%       0.9%            98.8%       1.2%         0.9%       -0.9%           1.2%       -1.2%
                                ------------------------------------------------    ------------------------------------------------
PRI-MANAGED                       97.3%       2.7%            95.1%       4.9%         1.0%       -1.0%           1.3%       -1.3%
NON PRI-MANAGED                   99.1%       0.9%            98.8%       1.2%         0.9%       -0.9%           1.2%       -1.2%
                                ------------------------------------------------    ------------------------------------------------
SAME PROPERTIES/EXISTING          98.4%       1.6%            97.4%       2.6%        -0.4%        0.4%          -0.6%        0.6%
NEW                                 N/A        N/A              N/A        N/A          N/A         N/A            N/A         N/A
REDEVELOPMENT PROPERTIES            N/A        N/A              N/A        N/A          N/A         N/A            N/A         N/A
                                ------------------------------------------------    ------------------------------------------------

                                                        Q1 03
                                ------------------------------------------------
                                                                        IN-LINE
                                                            IN-LINE      (NON-
                                 TOTAL       TOTAL         ONLY (NON-   ANCHOR)
                                W/ANCHOR   W/ANCHOR         ANCHOR)        %
                                % LEASED  % AVAILABLE      % LEASED    AVAILABLE
                                ------------------------------------------------
Christiana Power Center          100.0%       0.0%           100.0%       0.0%
Creekview Shopping Center        100.0%       0.0%           100.0%       0.0%
Northeast Tower Center           100.0%       0.0%           100.0%       0.0%
Paxton Towne Centre               90.0%      10.0%            84.8%      15.2%
The Court at Oxford Valley        97.1%       2.9%            95.3%       4.7%
Red Rose Commons                  99.2%       0.8%            99.2%       0.8%
Whitehall Mall                    97.3%       2.7%            94.0%       6.0%
Metroplex Shopping Center        100.0%       0.0%           100.0%       0.0%
                                ------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE    97.5%       2.5%            96.1%       3.9%
                                ------------------------------------------------

                                ------------------------------------------------
WHOLLY OWNED PROPERTIES           96.3%       3.7%            93.8%       6.2%
JOINT VENTURE PROPERTIES          98.3%       1.7%            97.5%       2.5%
                                ------------------------------------------------
PRI-MANAGED                       96.3%       3.7%            93.8%       6.2%
NON PRI-MANAGED                   98.3%       1.7%            97.5%       2.5%
                                ------------------------------------------------
SAME PROPERTIES/EXISTING          98.7%       1.3%            98.0%       2.0%
NEW                                 N/A        N/A              N/A        N/A
REDEVELOPMENT PROPERTIES            N/A        N/A              N/A        N/A
                                ------------------------------------------------

PENNSYLVANIA REIT                                        [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                      LISTED
                                                                        NYSE(R)

         STRIP CENTERS

(Includes Non-Anchor Owned Space)                   Q1 04                                                % CHANGE
                                  ------------------------------------------              ------------------------------------------
                                                                  ADDITIONAL                                              ADDITIONAL
                                   AVG BASE          AVG %         CHARGES                 AVG BASE         AVG %          CHARGES
                                  RENT PSF(1)     RENT PSF(1)        PSF                   RENT PSF       RENT PSF           PSF
                                  ------------------------------------------              ------------------------------------------
Crest Plaza Shopping Center         $ 15.36         $    -          $ 2.66                     8.0%           N/A          -27.4%
Festival at Exton                     16.77              -            3.09                     3.4%           N/A           -7.5%
The Commons at Magnolia               12.89              -            1.77                     0.6%           N/A           27.0%
Rio Grande Mall                        5.89              -            0.25                     0.2%           N/A            0.0%
South Blanding Village                 9.16              -            2.23                     4.1%           N/A          -14.5%
Springfield Park I & II               17.66              -            4.50                     0.4%           N/A          -24.3%
                                  ------------------------------------------              ------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE      $ 13.82         $    -          $ 2.52                     3.0%           N/A          -13.2%
                                  ------------------------------------------              ------------------------------------------

                                  ------------------------------------------              ------------------------------------------
WHOLLY OWNED PROPERTIES             $ 14.34         $    -          $ 2.54                     3.5%           N/A           -9.7%
JOINT VENTURE PROPERTIES            $ 12.06         $    -          $ 2.48                     0.3%           N/A          -23.4%
                                  ------------------------------------------              ------------------------------------------
PRI-MANAGED                         $ 14.78         $    -          $ 2.80                     2.9%           N/A          -13.5%
NON PRI-MANAGED                     $  5.89         $    -          $ 0.25                     0.2%           N/A            0.0%
                                  ------------------------------------------              ------------------------------------------
SAME PROPERTIES/EXISTING            $ 13.50         $    -          $ 2.50                     1.7%           N/A           -9.8%
                                                                                          ------------------------------------------
NEW                                 $ 15.36         $    -          $ 2.66                     8.0%           N/A          -27.4%
REDEVELOPMENT PROPERTIES            $     -         $    -          $    -                      N/A           N/A             N/A
                                  ------------------------------------------              ------------------------------------------

                                                    Q1 03
                                  ------------------------------------------
                                                                  ADDITIONAL
                                   AVG BASE          AVG %         CHARGES
                                  RENT PSF(1)     RENT PSF(1)        PSF
                                  ------------------------------------------
Crest Plaza Shopping Center         $ 14.23         $    -          $ 3.66
Festival at Exton                     16.23              -            3.34
The Commons at Magnolia               12.81           0.03            1.40
Rio Grande Mall                        5.87              -            0.25
South Blanding Village                 8.80              -            2.61
Springfield Park I & II               17.59              -            5.95
                                  ------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE      $ 13.43         $ 0.01          $ 2.91
                                  ------------------------------------------

                                  ------------------------------------------
WHOLLY OWNED PROPERTIES             $ 13.85         $ 0.01          $ 2.81
JOINT VENTURE PROPERTIES            $ 12.01         $    -          $ 3.24
                                  ------------------------------------------
PRI-MANAGED                         $ 14.36         $ 0.01          $ 3.24
NON PRI-MANAGED                     $  5.87         $    -          $ 0.25
                                  ------------------------------------------
SAME PROPERTIES/EXISTING            $ 13.28         $ 0.01          $ 2.77
NEW                                 $ 14.23         $    -          $ 3.66
REDEVELOPMENT PROPERTIES            $     -         $    -          $    -
                                  ------------------------------------------

(1) Base rent is actual for Q104. Additional charges and % rent are projections for 2004.

                                                                                                       OCCUPANCY
                                                     Q4 03                                       CHANGE IN % OCCUPANCY
                                ------------------------------------------------    ------------------------------------------------
                                                                        IN-LINE                                             IN-LINE
                                                            IN-LINE      (NON-                                  IN-LINE      (NON-
                                 TOTAL       TOTAL         ONLY (NON-   ANCHOR)      TOTAL       TOTAL         ONLY (NON-   ANCHOR)
                                W/ANCHOR   W/ANCHOR         ANCHOR)        %        W/ANCHOR   W/ANCHOR         ANCHOR)        %
                                % LEASED  % AVAILABLE      % LEASED    AVAILABLE    % LEASED  % AVAILABLE      % LEASED    AVAILABLE
                                ------------------------------------------------    ------------------------------------------------
Crest Plaza Shopping Center      87.1%       12.9%            77.6%      22.4%         5.2%       -5.2%           9.0%       -9.0%
Festival at Exton                95.5%        4.5%            92.3%       7.7%        -0.9%        0.9%          -1.5%        1.5%
The Commons at Magnolia          97.6%        2.4%            95.3%       4.7%         0.0%        0.0%           0.0%        0.0%
Rio Grande Mall                  99.6%        0.4%            97.8%       2.2%         0.0%        0.0%           0.0%        0.0%
South Blanding Village           99.1%        0.9%            96.9%       3.1%         1.7%       -1.7%           5.5%       -5.5%
Springfield Park I & II          90.9%        9.1%            73.5%      26.5%         0.0%        0.0%           0.0%        0.0%
                                ------------------------------------------------    ------------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE   95.3%        4.7%            88.2%      11.8%         0.8%       -0.8%           2.0%       -2.0%
                                ------------------------------------------------    ------------------------------------------------

                                ------------------------------------------------    ------------------------------------------------
WHOLLY OWNED PROPERTIES          94.9%        5.1%            89.8%      10.2%         1.3%       -1.3%           2.6%       -2.6%
JOINT VENTURE PROPERTIES         95.8%        4.2%            83.3%      16.7%         0.0%        0.0%           0.0%        0.0%
                                ------------------------------------------------    ------------------------------------------------
PRI-MANAGED                      94.0%        6.0%            87.2%      12.8%         1.0%       -1.0%           2.2%       -2.2%
NON PRI-MANAGED                  99.6%        0.4%            97.8%       2.2%         0.0%        0.0%           0.0%        0.0%
                                ------------------------------------------------    ------------------------------------------------
SAME PROPERTIES/EXISTING         96.6%        3.4%            90.9%       9.1%         0.1%       -0.1%           0.2%       -0.2%
NEW                              87.1%       12.9%            77.6%      22.4%         5.2%       -5.2%           9.0%       -9.0%
REDEVELOPMENT PROPERTIES          0.0%        0.0%             0.0%       0.0%         0.0%        0.0%           0.0%        0.0%
                                ------------------------------------------------    ------------------------------------------------

                                                     Q4 02
                                ------------------------------------------------
                                                                        IN-LINE
                                                            IN-LINE      (NON-
                                 TOTAL       TOTAL         ONLY (NON-   ANCHOR)
                                W/ANCHOR   W/ANCHOR         ANCHOR)        %
                                % LEASED  % AVAILABLE      % LEASED    AVAILABLE
                                ------------------------------------------------
Crest Plaza Shopping Center      81.9%       18.1%            68.6%      31.4%
Festival at Exton                96.4%        3.6%            93.9%       6.1%
The Commons at Magnolia          97.6%        2.4%            95.3%       4.7%
Rio Grande Mall                  99.6%        0.4%            97.8%       2.2%
South Blanding Village           97.4%        2.6%            91.4%       8.6%
Springfield Park I & II          90.9%        9.1%            73.5%      26.5%
                                ------------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE   94.5%        5.5%            86.2%      13.8%

                                ------------------------------------------------
WHOLLY OWNED PROPERTIES          93.6%        6.4%            87.2%      12.8%
JOINT VENTURE PROPERTIES         95.8%        4.2%            83.3%      16.7%
                                ------------------------------------------------
PRI-MANAGED                      93.0%        7.0%            85.0%      15.0%
NON PRI-MANAGED                  99.6%        0.4%            97.8%       2.2%
                                ------------------------------------------------
SAME PROPERTIES/EXISTING         96.5%        3.5%            90.7%       9.3%
NEW                              81.9%       18.1%            68.6%      31.4%
REDEVELOPMENT PROPERTIES          0.0%        0.0%             0.0%       0.0%
                                ------------------------------------------------

PENNSYLVANIA REIT                                        [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                      LISTED
                                                                        NYSE(R)

        RETAIL PORTFOLIO

(Includes Non-Anchor Owned Space)                   Q1 04                                                % CHANGE
                                  ------------------------------------------              ------------------------------------------
                                                                  ADDITIONAL                                              ADDITIONAL
                                   AVG BASE          AVG %         CHARGES                 AVG BASE         AVG %          CHARGES
                                  RENT PSF(1)     RENT PSF(1)      PSF(1)                 RENT PSF(1)    RENT PSF(1)       PSF(1)
                                  ------------------------------------------              ------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE     $ 22.00         $ 0.67         $  8.56                   -9.6%         -18.2%          -13.0%
POWER CENTERS WEIGHTED AVERAGE      $ 15.33         $ 0.05         $  3.12                    1.2%          24.6%           36.3%
STRIP CENTERS WEIGHTED AVERAGE      $ 13.82         $    -         $  2.52                    3.0%            N/A          -13.2%
                                  ------------------------------------------              ------------------------------------------

                                  ------------------------------------------              ------------------------------------------
RETAIL PORTFOLIO WEIGHTED
  AVERAGE(2)                        $ 20.72         $ 0.55         $  7.53                    5.4%          29.0%           23.1%
                                  ------------------------------------------              ------------------------------------------

                                  ------------------------------------------              ------------------------------------------
WHOLLY OWNED PROPERTIES(2)          $ 20.65         $ 0.62         $  7.52                   13.7%          11.4%           30.5%
JOINT VENTURE PROPERTIES            $ 21.00         $ 0.27         $  7.55                    0.1%         -13.3%           17.4%
                                  ------------------------------------------              ------------------------------------------
PRI-MANAGED(2)                      $ 21.20         $ 0.61         $  7.97                    1.8%           6.6%            5.1%
NON PRI-MANAGED                     $ 18.13         $ 0.22         $  5.15                    0.5%          -3.8%           25.1%
                                  ------------------------------------------              ------------------------------------------
SAME PROPERTIES/EXISTING            $ 17.58         $ 0.32         $  5.01                   -3.5%         -26.7%           -4.0%
NEW                                 $ 22.07         $ 0.65         $  8.62                  -11.7%          64.7%           -9.2%
REDEVELOPMENT PROPERTIES(2)         $ 23.75         $ 1.20         $ 11.92                     N/A            N/A             N/A
                                  ------------------------------------------              ------------------------------------------


                                                    Q1 03
                                  ------------------------------------------
                                                                  ADDITIONAL
                                   AVG BASE          AVG %         CHARGES
                                  RENT PSF(1)     RENT PSF(1)      PSF(1)
                                  ------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE     $ 20.57         $ 1.00         $  8.29
POWER CENTERS WEIGHTED AVERAGE      $ 15.15         $ 0.04         $  2.29
STRIP CENTERS WEIGHTED AVERAGE      $ 13.43         $ 0.01         $  2.91
                                  ------------------------------------------


                                  ------------------------------------------
RETAIL PORTFOLIO WEIGHTED
  AVERAGE(2)                        $ 19.65         $ 0.43         $  6.12
                                  ------------------------------------------

                                  ------------------------------------------
WHOLLY OWNED PROPERTIES(2)          $ 18.16         $ 0.56         $  5.77
JOINT VENTURE PROPERTIES            $ 20.97         $ 0.31         $  6.43
                                  ------------------------------------------
PRI-MANAGED(2)                      $ 20.83         $ 0.58         $  7.59
NON PRI-MANAGED                     $ 18.05         $ 0.23         $  4.12
                                  ------------------------------------------
SAME PROPERTIES/EXISTING            $ 18.22         $ 0.44         $  5.22
NEW                                 $ 24.99         $ 0.40         $  9.49
REDEVELOPMENT PROPERTIES(2)         $     -         $    -         $     -
                                  ------------------------------------------

(1) Base rent is actual for Q104. Additional charges and % rent are projections for 2003.

(2) Prince Georges Plaza is classified as Redevelopment Property and is not included in the weighted average.

                                                                                                       OCCUPANCY
                                                     Q1 04                                       CHANGE IN % OCCUPANCY
                                ------------------------------------------------    ------------------------------------------------
                                                                        IN-LINE                                             IN-LINE
                                                            IN-LINE      (NON-                                  IN-LINE      (NON-
                                 TOTAL       TOTAL         ONLY (NON-   ANCHOR)      TOTAL       TOTAL         ONLY (NON-   ANCHOR)
                                W/ANCHOR   W/ANCHOR         ANCHOR)        %        W/ANCHOR   W/ANCHOR         ANCHOR)        %
                                % LEASED  % AVAILABLE      % LEASED    AVAILABLE    % LEASED  % AVAILABLE      % LEASED    AVAILABLE
                                ------------------------------------------------    ------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE  90.6%        9.4%            86.6%      13.4%         0.5%       -0.5%           1.0%       -1.0%
POWER CENTERS WEIGHTED AVERAGE   98.4%        1.6%            97.4%       2.6%         0.9%       -0.9%           1.3%       -1.3%
STRIP CENTERS WEIGHTED AVERAGE   95.3%        4.7%            88.2%      11.8%         0.8%       -0.8%           2.0%       -2.0%
                                ------------------------------------------------    ------------------------------------------------


                                ------------------------------------------------    ------------------------------------------------
RETAIL PORTFOLIO WEIGHTED
  AVERAGE(1)                     91.7%        8.3%            88.3%      11.7%        -1.2%        1.2%          -1.7%        1.7%
                                ------------------------------------------------    ------------------------------------------------

                                ------------------------------------------------    ------------------------------------------------
WHOLLY OWNED PROPERTIES(1)       90.7%        9.3%            87.0%      13.0%         0.5%       -0.5%          -0.3%        0.3%
JOINT VENTURE PROPERTIES         96.5%        3.5%            93.8%       6.2%         0.7%       -0.7%           1.3%       -1.3%
                                ------------------------------------------------    ------------------------------------------------
PRI-MANAGED(1)                   91.0%        9.0%            87.2%      12.8%         0.1%       -0.1%           0.2%       -0.2%
NON PRI-MANAGED                  96.6%        3.4%            94.4%       5.6%         0.0%        0.0%           0.0%        0.0%
                                ------------------------------------------------    ------------------------------------------------
SAME PROPERTIES/EXISTING         95.8%        4.2%            92.3%       7.7%         2.5%       -2.5%           0.9%       -0.9%
NEW                              90.2%        9.8%            86.6%      13.4%        -1.2%        1.2%           1.5%       -1.5%
REDEVELOPMENT PROPERTIES(1)      88.8%       11.2%            92.9%       7.1%        88.8%       11.2%          92.9%        7.1%
                                ------------------------------------------------    ------------------------------------------------


                                                     Q1 03
                                ------------------------------------------------
                                                                        IN-LINE
                                                            IN-LINE      (NON-
                                 TOTAL       TOTAL         ONLY (NON-   ANCHOR)
                                W/ANCHOR   W/ANCHOR         ANCHOR)        %
                                % LEASED  % AVAILABLE      % LEASED    AVAILABLE
                                ------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE  90.1%        9.9%            85.7%      14.3%
POWER CENTERS WEIGHTED AVERAGE   97.5%        2.5%            96.1%       3.9%
STRIP CENTERS WEIGHTED AVERAGE   94.5%        5.5%            86.2%      13.8%
                                ------------------------------------------------


                                ------------------------------------------------
RETAIL PORTFOLIO WEIGHTED
  AVERAGE(1)                     92.9%        7.1%            90.0%      10.0%
                                ------------------------------------------------

                                ------------------------------------------------
WHOLLY OWNED PROPERTIES(1)       90.2%        9.8%            87.2%      12.8%
JOINT VENTURE PROPERTIES         95.8%        4.2%            92.6%       7.4%
                                ------------------------------------------------
PRI-MANAGED(1)                   90.9%        9.1%            87.0%      13.0%
NON PRI-MANAGED                  96.6%        3.4%            94.4%       5.6%
                                ------------------------------------------------
SAME PROPERTIES/EXISTING         93.3%        6.7%            91.3%       8.7%
NEW                              91.5%        8.5%            85.2%      14.8%
REDEVELOPMENT PROPERTIES(1)       0.0%        0.0%             0.0%       0.0%
                                ------------------------------------------------

(1) Prince Georges Plaza is classified as Redevelopment Property and is not included in the weighted average.

(2) Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       LISTED
                                                                         NYSE(R)

PREIT SERVICES, LLC/ PREIT-RUBIN INC.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust's arms for comprehensive development and management of retail and commercial properties. PREIT-RUBIN Inc. provides third party management for 17 properties representing approximately 4.8 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

                             ------------------------------------------------------------------------
                                                               MARCH 31, 2004
                             ------------------------------------------------------------------------
                                   RETAIL                OFFICE/ INDUSTRIAL              TOTAL
                             ------------------------------------------------------------------------
                              #          SQ FT            #        SQ FT             #      SQ FT
                             ------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned                   47       29,151,021         4        254,791           51    29,405,812
Non-PREIT Owned (1)           12        3,455,442         3        757,238           15     4,212,680
                             ------------------------------------------------------------------------
TOTAL                         59       32,606,463         7      1,012,029           66    33,618,492
                             ------------------------------------------------------------------------
LEASED PORTFOLIO
PREIT-Owned                   -                           -              -            -             -
Non-PREIT Owned               1           503,716         1        119,482            2       623,198
                             ------------------------------------------------------------------------
TOTAL                         1           503,716         1        119,482            2       623,198
                             ------------------------------------------------------------------------
ASSET MANAGED PORTFOLIO
PREIT-Owned                   7         4,259,253         -              -            7     4,259,253
Non-PREIT Owned               -                 -         -              -            -             -
                             ------------------------------------------------------------------------
TOTAL                         7         4,259,253         -              -            7     4,259,253
                             ------------------------------------------------------------------------
TOTAL PORTFOLIO
PREIT-Owned                   54       33,410,274         4        254,791           58    33,665,065
Non-PREIT Owned               13        3,959,158         4        876,720           17     4,835,878
                             ========================================================================
TOTAL                         67       37,369,432         8      1,131,511           75    38,500,943
                             ------------------------------------------------------------------------

                             ---------------------------------------------------------------------------------------------
                                                                    DECEMBER 31, 2003
                             ---------------------------------------------------------------------------------------------
                                     RETAIL                   MULTIFAMILY        OFFICE/INDUSTRIAL            TOTAL
                             ---------------------------------------------------------------------------------------------
                                #         SQ FT              #       SQ FT         #        SQ FT         #        SQ FT
                             ---------------------------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned                     47      29,177,969           -         -           4       254,791       51     29,432,760
Non-PREIT Owned (1)             12       3,340,284           -         -           3       757,238       15      4,097,522
                             ---------------------------------------------------------------------------------------------
TOTAL                           59      32,518,253           0         -           7     1,012,029       66     33,530,282
                             ---------------------------------------------------------------------------------------------
LEASED PORTFOLIO
PREIT-Owned                                                                                               -              -
Non-PREIT Owned                  1         503,716           -         -           1       119,482        2        623,198
                             ---------------------------------------------------------------------------------------------
TOTAL                            1         503,716           -         -           1       119,482        2        623,198
                             ---------------------------------------------------------------------------------------------
ASSET MANAGED PORTFOLIO
PREIT-Owned                      7       4,257,467           -         -           -             -        7      4,257,467
Non-PREIT Owned                  -               -           -         -           -             -        -              -
                             ---------------------------------------------------------------------------------------------
TOTAL                            7       4,257,467           -         -           -             -        7      4,257,467
                             ---------------------------------------------------------------------------------------------
TOTAL PORTFOLIO
PREIT-Owned                     54      33,435,436           -         -           4       254,791       58     33,690,227
Non-PREIT Owned                 13       3,844,000           -         -           4       876,720       17      4,720,720
                             =============================================================================================
TOTAL                           67      37,279,436           -         -           8     1,131,511       75     38,410,947
                             ---------------------------------------------------------------------------------------------

                              ---------------------------------------------------------------------------------------
                                                            NET GAIN (LOSS) IN CONTRACTS
                              ---------------------------------------------------------------------------------------
                                  RETAIL                MULTIFAMILY        OFFICE/ INDUSTRIAL          TOTAL
                              ---------------------------------------------------------------------------------------
                               #        SQ FT         #         SQ FT        #         SQ FT      #           SQ FT
                              ---------------------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned                    -       (26,948)       -           -          -           -        -           (26,948)
Non-PREIT Owned (1)            -       115,158        -           -          -           -        -           115,158
                              ---------------------------------------------------------------------------------------
TOTAL                          -        88,210        -           -          -           -        -            88,210
                              ---------------------------------------------------------------------------------------
LEASED PORTFOLIO
PREIT-Owned                    -             -        -           -          -           -        -                 -
Non-PREIT Owned                -             -        -           -          -           -        -                 -
                              ---------------------------------------------------------------------------------------
TOTAL                          -             -        -           -          -           -        -                 -
                              ---------------------------------------------------------------------------------------
ASSET MANAGED PORTFOLIO
PREIT-Owned                    -         1,786        -           -          -           -        -             1,786
Non-PREIT Owned                -             -        -           -          -           -        -                 -
                              ---------------------------------------------------------------------------------------
TOTAL                          -         1,786        -           -          -           -        -             1,786
                              ---------------------------------------------------------------------------------------
TOTAL PORTFOLIO
PREIT-Owned                    -       (25,162)       -           -          -           -        -           (25,162)
Non-PREIT Owned                -       115,158        -           -          -           -        -           115,158
                              =======================================================================================
TOTAL                          -        89,996        -           -          -           -        -            89,996
                              ---------------------------------------------------------------------------------------

(1) The increase in Non-PREIT Owned GLA is a result of the opening of BJ's Wholesale Club in Cumberland Mall.

PENNSYLVANIA REIT
FLASH REPORT (MARCH 31, 2004)                             [PREIT LOGO]    PEI
QUARTERLY COMPARISON                                                     LISTED
FINANCIAL STATEMENT                                                      NYSE(R)

---------------------------------------------------------------------------------------------------------------
                                                                  Q1 04
                                                          (3 MONTHS ENDED 3/31/04)
---------------------------------------------------------------------------------------------------------------
                                                             CORPORATE/OTHER
                                             RETAIL            PROPERTIES             TOTAL           % CHANGE
---------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                $   21,371,516     $       96,831       $   21,468,347           2.0%
New                                           83,904,022                  -           83,904,022            N/A
Redevelopment                                  3,356,579                  -            3,356,579            N/A
Discontinued Operations                                -                  -                    -
---------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                   108,632,116             96,831          108,728,947         164.5%
---------------------------------------------------------------------------------------------------------------
Operating Expenses (includes minority
  interest in properties):
Same Store                                     6,340,576             12,275            6,352,851           2.3%
New                                           35,468,532                  -           35,468,532            N/A
Redevelopment                                  1,160,024                  -            1,160,024            N/A
Discontinued Operations                                -                                       -        -100.0%
---------------------------------------------------------------------------------------------------------------
Total Operating Expenses                      42,969,132             12,275           42,981,407         188.0%
---------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                    15,030,940             84,556           15,115,496           1.8%
New                                           48,435,490                  -           48,435,490            N/A
Redevelopment                                  2,196,555                  -            2,196,555            N/A
Discontinued Operations                                -                  -                    -        -100.0%
---------------------------------------------------------------------------------------------------------------
NOI                                           65,662,984             84,556           65,747,540         151.1%
---------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                             -          2,458,343            2,458,343          12.7%
Interest Income                                        -            253,728              253,728          79.3%
General & Administrative
Corporate Payroll                                      -         (6,692,085)          (6,692,085)         84.0%
Other G&A Expenses                                     -         (4,118,759)          (4,118,759)         53.1%
---------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION               65,662,984         (8,014,217)          57,648,767         159.9%
---------------------------------------------------------------------------------------------------------------
Interest Expense                             (19,091,687)        (1,657,535)         (20,749,222)         96.0%
Depreciation and Amortization                (26,409,296)           (12,540)         (26,421,836)        262.5%
Gain(loss) on Sale of Interests in RE                  -                                       -            N/A
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                       -                  -                    -            N/A
Minority Interest of O.P. Unitholders                  -           (180,440)            (180,440)           N/A
Gain(loss) on Disposition of Discontinued
  Operations                                                       (550,000)            (550,000)           N/A
---------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                          -           (730,440)            (730,440)           N/A
---------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                              -                  -                    -            N/A
Minority Interest of O.P. Unit Holders                 -           (783,938)            (783,938)        173.7%
---------------------------------------------------------------------------------------------------------------
NET INCOME                                    20,162,001        (11,198,670)           8,963,331          80.1%
---------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                            -            550,000              550,000            N/A
Depreciation and Amor. of Real Estate         26,409,296            (52,460)          26,356,836         264.8%
Dividends on preferred shares                                    (3,403,125)          (3,403,125)           N/A
FFO Adjustments                                        -            964,378              964,378          84.6%
---------------------------------------------------------------------------------------------------------------
FFO                                           46,571,297        (13,139,877)          33,431,420         189.9%
---------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents            (1,349,222)                 -           (1,349,222)        261.8%
Recurring Capital Expenditures                  (854,898)                 -             (854,898)         72.0%
Amortization of debt premium                  (4,864,640)                             (4,864,640)           N/A
---------------------------------------------------------------------------------------------------------------
FAD                                       $   39,502,537        (13,139,877)      $   26,362,660         147.2%
---------------------------------------------------------------------------------------------------------------
Total Dividends                                                                   $   24,704,249         166.0%
Share Price (at close)                                                            $        37.66          31.4%
Weighted Average Number of Shares                                                     35,403,257         114.0%
WA number of Shares and O.P. Units                                                    39,239,401         114.3%
---------------------------------------------------------------------------------------------------------------
NET INCOME/SHARE                                                                  $         0.16         -47.8%
FFO/SHARE AND O.P. UNITS                                                          $         0.85          35.3%
FAD/SHARE AND O.P. UNITS                                                          $         0.67          15.4%
DIVIDEND/SHARE AND O.P. UNITS                                                     $         0.54           5.9%
---------------------------------------------------------------------------------------------------------------

BALANCE SHEET

---------------------------------------------------------------------------------------------------------------
                                                                Q1 04
---------------------------------------------------------------------------------------------------------------
                                                             CORPORATE/OTHER
                                             RETAIL            PROPERTIES             TOTAL           % CHANGE
---------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost        $2,535,399,681     $   35,257,864       $2,570,657,545         169.6%
Accumulated Depreciation                    (128,693,106)        (2,089,311)        (130,782,417)        -28.9%
Investment in and advances to
  Partnership and JVs                                  -                  -                    -        -100.0%
Other Assets                                 284,199,945         61,232,687          345,432,632         238.9%
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $2,690,906,520        $94,401,240       $2,785,307,760         219.6%
---------------------------------------------------------------------------------------------------------------
Mortgage Notes                            $1,386,313,775     $            -       $1,386,313,775         189.9%
Line of Credit                                         -        182,000,000          182,000,000          23.9%
Acquisition Term Loan & Unsecured Line
  of Credit                                            -                  -                    -            N/A
Other Liabilities                             52,677,689         35,420,631           88,098,320         205.8%
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         $1,438,991,464     $  217,420,631       $1,656,412,095         153.3%
---------------------------------------------------------------------------------------------------------------
Minority Interest                             $4,546,973     $  112,836,314       $  117,383,287         264.1%
Total Shareholders Equity                              -      1,011,512,378        1,011,512,378         445.5%
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY  $1,443,538,437     $1,341,769,323       $2,785,307,760         219.6%
---------------------------------------------------------------------------------------------------------------

Ratios
---------------------------------------------------------------------------------------------------------------
                                                                 Q1 04                                CHANGE
---------------------------------------------------------------------------------------------------------------
NOI/Investment in Real Estate                                                               2.6%          -0.2%
Total Dividends/Total FFO                                                                  73.9%          -6.6%
Dividends/FFO per share                                                                    63.4%         -17.6%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                         Q1 03
                                                                 (3 MONTHS ENDED 3/31/03)
--------------------------------------------------------------------------------------------------------------------
                                                                                 CORPORATE/OTHER
                                              RETAIL          MULTIFAMILY           PROPERTIES             TOTAL
--------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                $   20,971,439     $            0       $       83,046       $  21,054,485
New                                            2,039,859                  -                    -           2,039,859
Redevelopment                                  3,096,792                  -                    -           3,096,792
Discontinued Operations                                -         14,922,724                    -          14,922,724
--------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                    26,108,090         14,922,724               83,046          41,113,860
--------------------------------------------------------------------------------------------------------------------
Operating Expenses (includes minority
  interest in properties):
Same Store                                     6,205,205                  -                4,320           6,209,525
New                                            1,230,707                  -                    -           1,230,707
Redevelopment                                  1,045,286                  -                    -           1,045,286
Discontinued Operations                                -          6,440,193                                6,440,193
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                       8,481,198          6,440,193                4,320          14,925,711
--------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                    14,766,234                  -               78,726          14,844,960
New                                              809,152                  -                    -             809,152
Redevelopment                                  2,051,506                  -                    -           2,051,506
Discontinued Operations                                -          8,482,531                                8,482,531
--------------------------------------------------------------------------------------------------------------------
NOI                                           17,626,892          8,482,531               78,726          26,188,149
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                             -                  -            2,181,280           2,181,280
Interest Income                                        -                  -              141,506             141,506
General & Administrative
Corporate Payroll                                      -                  -           (3,636,227)         (3,636,227)
Other G&A Expenses                                     -                  -           (2,690,064)         (2,690,064)
--------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION               17,626,892          8,482,531           (3,924,779)         22,184,644
--------------------------------------------------------------------------------------------------------------------
Interest Expense                              (6,779,898)        (3,716,099)             (90,892)        (10,586,889)
Depreciation and Amortization                 (4,822,017)        (2,454,834)             (12,915)         (7,289,766)
Gain(loss) on Sale of Interests in RE          1,191,492                  -                    -           1,191,492
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                       -                  -                    -                   -
Minority Interest of O.P. Unitholders                  -                  -             (236,046)           (236,046)
Gain(loss) on Disposition of Discontinued
  Operations                                           -                  -                    -                   -
--------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                          -                  -             (236,046)           (236,046)
--------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                                                 -                    -                   -
Minority Interest of O.P. Unit Holders                 -                  -             (286,405)           (286,405)
--------------------------------------------------------------------------------------------------------------------
NET INCOME                                     7,216,469          2,311,598           (4,551,037)          4,977,030
--------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                   (1,191,492)                 -                    -          (1,191,492)
Depreciation and Amor. of Real Estate          4,822,017          2,454,834              (52,085)          7,224,766
Dividends on preferred shares
FFO Adjustments                                        -                  -              522,451             522,451
--------------------------------------------------------------------------------------------------------------------
FFO                                           10,846,994          4,766,432           (4,080,671)         11,532,755
--------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents              (372,868)                 -                    -            (372,868)
Recurring Capital Expenditures                    (9,625)          (487,383)                   -            (497,008)
Amortization of debt premium                           -                  -                    -                   -
--------------------------------------------------------------------------------------------------------------------
FAD                                       $   10,464,501     $    4,279,049          ($4,080,671)      $  10,662,879
--------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                        $   9,286,967
Share Price (at close)                                                                                 $       28.65
Weighted Average Number of Shares                                                                         16,544,737
WA number of Shares and O.P. Units                                                                        18,308,057
--------------------------------------------------------------------------------------------------------------------
NET INCOME/SHARE                                                                                       $        0.30
FFO/SHARE AND O.P. UNITS                                                                               $        0.63
FAD/SHARE AND O.P. UNITS                                                                               $        0.58
DIVIDEND/SHARE AND O.P. UNITS                                                                          $        0.51
--------------------------------------------------------------------------------------------------------------------

BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------
                                                                          Q1 03
--------------------------------------------------------------------------------------------------------------------
                                                                                 CORPORATE/OTHER
                                              RETAIL          MULTIFAMILY           PROPERTIES             TOTAL
--------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost        $  623,889,080     $  306,455,620       $   23,295,092       $ 953,639,792
Accumulated Depreciation                     (80,177,754)      (101,801,110)          (2,038,528)       (184,017,392)
Investment in and advances to
  Partnership and JVs                                  -                  -               51,966              51,966
Other Assets                                  50,024,570         12,504,535           39,393,316         101,922,421
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $  593,735,896     $  217,159,045       $   60,701,846       $ 871,596,787
--------------------------------------------------------------------------------------------------------------------
Mortgage Notes                            $  278,887,114     $  199,330,487       $            -       $ 478,217,601
Line of Credit                                96,533,360          9,839,946           40,526,694         146,900,000
Acquisition Term Loan & Unsecured Line
  of Credit                                            -                  -                    -                   -
Other Liabilities                             11,640,685          5,155,013           12,013,627          28,809,325
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         $  387,061,159     $  214,325,446       $   52,540,321       $ 653,926,926
--------------------------------------------------------------------------------------------------------------------
Minority Interest                         $      126,715                  -       $   32,109,606       $  32,236,321
Total Shareholders Equity                              -                  -          185,433,540         185,433,540
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY  $  387,187,874     $  214,325,446       $  270,083,467        $871,596,787
--------------------------------------------------------------------------------------------------------------------

Ratios
--------------------------------------------------------------------------------------------------------------------
                                                                          Q1 03
--------------------------------------------------------------------------------------------------------------------
NOI/Investment in Real Estate                                                                                   2.7%
Total Dividends/Total FFO                                                                                      80.5%
Dividends/FFO per share                                                                                        81.0%
--------------------------------------------------------------------------------------------------------------------

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

BALANCE SHEET-RECONCILIATION TO GAAP           -----------------------------------------------------------------------------------
(Wholly Owned vs. JVs)                                                               MARCH 31, 2004
                                               -----------------------------------------------------------------------------------
                                                  COMBINED       ADJUSTMENTS TO                     ASSETS HELD
                                                  TOTAL(1)       EQUITY METHOD       SUBTOTAL        FOR SALE           TOTAL
                                               -----------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                         $2,535,399,681    $(135,981,353)   $2,399,418,328   $ (96,448,111)   $2,302,970,217
     Multifamily Properties                                 -                -                 -               -                 -
     Industrial Properties                          2,504,211                -         2,504,211               -         2,504,211
     Land Held for Development                      9,397,945                -         9,397,945               -         9,397,945
     Construction In Progress                      23,355,708       (1,506,178)       21,849,530               -        21,849,530
                                               -----------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE      2,570,657,545     (137,487,531)    2,433,170,014     (96,448,111)    2,336,721,903
     Accumulated Depreciation                    (130,782,417)      32,248,911       (98,533,506)              -       (98,533,506)
                                               -----------------------------------------------------------------------------------
Net Real Estate                                 2,439,875,128     (105,238,620)    2,334,636,508     (96,448,111)    2,238,188,397
                                               -----------------------------------------------------------------------------------

Investment in and advances to Partnerships
  and JVs                                                   -       31,788,460        31,788,460               -        31,788,460

                                               -----------------------------------------------------------------------------------
                                                2,439,875,128      (73,450,160)    2,366,424,968     (96,448,111)    2,269,976,857
                                               -----------------------------------------------------------------------------------
     Allowance for Possible Losses
                                               -----------------------------------------------------------------------------------
                                                2,439,875,128      (73,450,160)    2,366,424,968     (96,448,111)    2,269,976,857
                                               -----------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                     37,024,603       (4,459,678)       32,564,925                        32,564,925
     Rents and Other Receivables                   34,051,459       (7,921,525)       26,129,934               -        26,129,934
     Assets held for sale (2)                      37,383,935                -        37,383,935      96,448,111       133,832,046
     Intangible Assets (3)                        171,993,180                -       171,993,180               -       171,993,180
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets                                64,979,455      (11,737,281)       53,242,174                        53,242,174
                                               -----------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                       345,432,632      (24,118,484)      321,314,148      96,448,111       417,762,259
                                               -----------------------------------------------------------------------------------
TOTAL ASSETS                                    2,785,307,760      (97,568,644)    2,687,739,116               -     2,687,739,116
                                               ===================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                     1,315,690,169     (109,096,195)    1,206,593,974     (60,461,378)    1,146,132,596
     Mortgage Debt Premium (4)                     70,623,606                -        70,623,606      (4,121,413)       66,502,193
     Bank Loans Payable                           182,000,000                -       182,000,000               -       182,000,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                            -                -                 -               -                 -
     Construction Loans                                     -                -                 -               -                 -
     Assets held for sale                           4,365,915                -         4,365,915      64,582,791        68,948,706
     Other Liabilities (5)                         83,732,405       11,527,551        95,259,956                        95,259,956
                                               -----------------------------------------------------------------------------------
TOTAL LIABILITIES                               1,656,412,095      (97,568,644)    1,558,843,451               -     1,558,843,451
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
Minority Interest                                 117,383,287                -       117,383,287               -       117,383,287
                                               -----------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par       35,781,922                -        35,781,922               -        35,781,922
     Preferred Shares $0.01 Par                        24,750                -            24,750               -            24,750
     Capital Contributed in Excess of Par         884,677,043                -       884,677,043               -       884,677,043
     Restricted Stock                              (9,311,239)               -        (9,311,239)              -        (9,311,239)
     Other Comprehensive Income                    (1,927,948)               -        (1,927,948)              -        (1,927,948)
     Retained Earnings (Distributions in
       Excess of Net Income)                      102,267,850                -       102,267,850               -       102,267,850
                                               -----------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                      1,011,512,378                -     1,011,512,378               -     1,011,512,378
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $2,785,307,760    $ (97,568,644)   $2,687,739,116   $           -    $2,687,739,116
                                               -----------------------------------------------------------------------------------

                                               -----------------------------------------------------------------------------------

                                               -----------------------------------------------------------------------------------
                                                  COMBINED       ADJUSTMENTS TO                     ASSETS HELD
                                                  TOTAL(1)       EQUITY METHOD       SUBTOTAL        FOR SALE           TOTAL
                                               -----------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                         $2,515,861,018    $(133,107,107)   $2,382,753,911   $(118,887,475)   $2,263,866,436
     Multifamily Properties                                 -                -                 -                                 -
     Industrial Properties                          2,504,211                -         2,504,211               -         2,504,211
     Land Held for Development
     Construction In Progress                      21,736,991       (1,506,178)       20,230,813               -        20,230,813
                                               -----------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE      2,540,102,220     (134,613,285)    2,405,488,935    (118,887,475)    2,286,601,460
     Accumulated Depreciation                    (110,068,351)      31,652,085       (78,416,266)                      (78,416,266)
                                               -----------------------------------------------------------------------------------
Net Real Estate                                 2,430,033,869     (102,961,200)    2,327,072,669    (118,887,475)    2,208,185,194
                                               -----------------------------------------------------------------------------------

Investment in and advances to Partnerships
  and JVs                                                   -       29,166,089        29,166,089               -        29,166,089

                                               -----------------------------------------------------------------------------------
                                                2,430,033,869      (73,795,111)    2,356,238,758    (118,887,475)    2,237,351,283
                                               -----------------------------------------------------------------------------------
     Allowance for Possible Losses
                                               -----------------------------------------------------------------------------------
                                                2,430,033,869      (73,795,111)    2,356,238,758    (118,887,475)    2,237,351,283
                                               -----------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                     52,534,598       (3,905,956)       48,628,642               -        48,628,642
     Rents and Other Receivables                   35,665,968       (7,991,132)       27,674,836               -        27,674,836
     Assets held for sale (2)                      37,686,662                -        37,686,662     118,887,475       156,574,137
     Intangible Assets (3)                        181,544,375                -       181,544,375               -       181,544,375
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets                                61,707,158      (11,942,821)       49,764,337               -        49,764,337
                                               -----------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                       369,138,761      (23,839,909)      345,298,852     118,887,475       464,186,327
                                               -----------------------------------------------------------------------------------
TOTAL ASSETS                                    2,799,172,630      (97,635,020)    2,701,537,610               -     2,701,537,610
                                               ===================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                     1,320,774,295     (109,581,659)    1,211,192,636     (61,138,707)    1,150,053,929
     Mortgage Debt Premium (4)                     75,488,243                         75,488,243      (4,361,443)       71,126,800
     Bank Loans Payable                           170,000,000                -       170,000,000               -       170,000,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                            -                -                 -               -                 -
     Construction Loans                                     -                -                 -               -                 -
     Assets held for sale                           5,840,385                -         5,840,385      65,500,150        71,340,535
     Other Liabilities (5)                         90,784,568       11,946,639       102,731,207               -       102,731,207
                                               -----------------------------------------------------------------------------------
TOTAL LIABILITIES                               1,662,887,491      (97,635,020)    1,565,252,471               -     1,565,252,471
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
Minority Interest                                 112,651,526                -       112,651,526               -       112,651,526
                                               -----------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par       35,544,280                -        35,544,280               -        35,544,280
     Preferred Shares $0.01 Par                        24,750                -            24,750               -            24,750
     Capital Contributed in Excess of Par         877,444,615                -       877,444,615               -       877,444,615
     Restricted Stock                              (3,195,777)               -        (3,195,777)              -        (3,195,777)
     Other Comprehensive Income                    (2,005,840)               -        (2,005,840)              -        (2,005,840)
     Retained Earnings (Distributions in
       Excess of Net Income)                      115,821,585                -       115,821,585               -       115,821,585
                                               -----------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                      1,023,633,613                -     1,023,633,613               -     1,023,633,613
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $2,799,172,630    $ (97,635,020)   $2,701,537,610   $           -    $2,701,537,610
                                               -----------------------------------------------------------------------------------

                                               -----------------------------------------------------------------------------------

                                               -----------------------------------------------------------------------------------
                                                  COMBINED       ADJUSTMENTS TO                     ASSETS HELD
                                                  TOTAL(1)       EQUITY METHOD       SUBTOTAL        FOR SALE           TOTAL
                                               -----------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                         $  623,889,080    $(197,460,988)   $  426,428,092   $           -    $4  26,428,092
     Multifamily Properties                       306,455,620      (14,745,274)      291,710,346    (291,710,346)                -
     Industrial Properties                          2,504,211                -         2,504,211               -         2,504,211
     Land Held for Development
     Construction In Progress                      20,790,881       (1,558,769)       19,232,112               -        19,232,112
                                               -----------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE        953,639,792     (213,765,031)      739,874,761    (291,710,346)      448,164,415
     Accumulated Depreciation                    (184,017,392)      45,408,385      (138,609,007)     94,573,319       (44,035,688)
                                               -----------------------------------------------------------------------------------
Net Real Estate                                   769,622,400     (168,356,646)      601,265,754    (197,137,027)      404,128,727
                                               -----------------------------------------------------------------------------------

Investment in and advances to Partnerships
  and JVs                                              51,966       25,503,847        25,555,813               -        25,555,813

                                               -----------------------------------------------------------------------------------
                                                  769,674,366     (142,852,799)      626,821,567    (197,137,027)      429,684,540
                                               -----------------------------------------------------------------------------------
     Allowance for Possible Losses
                                               -----------------------------------------------------------------------------------
                                                  769,674,366     (142,852,799)      626,821,567    (197,137,027)      429,684,540
                                               -----------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                     14,015,658       (5,901,127)        8,114,531               -         8,114,531
     Rents and Other Receivables                   18,758,338       (8,928,874)        9,829,464               -         9,829,464
     Assets held for sale (2)                       9,359,487       (1,474,569)        7,884,918     197,137,027       205,021,945
     Intangible Assets (3)                         18,973,235                -        18,973,235               -        18,973,235
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets                                40,815,703      (13,192,469)       27,623,234               -        27,623,234
                                               -----------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                       101,922,421      (29,497,039)       72,425,382     197,137,027       269,562,409
                                               -----------------------------------------------------------------------------------
TOTAL ASSETS                                      871,596,787     (172,349,838)      699,246,949               -       699,246,949
                                               ===================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                       478,217,601     (166,042,035)      312,175,566    (185,982,793)      126,192,773
     Mortgage Debt Premium (4)
     Bank Loans Payable                           146,900,000                -       146,900,000               -       146,900,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                            -                -                 -               -                 -
     Construction Loans                                     -                -                 -               -                 -
     Assets held for sale                           5,155,013         (459,249)        4,695,764     185,982,793       190,678,557
     Other Liabilities (5)                         23,654,312       (5,848,554)       17,805,758               -        17,805,758
                                               -----------------------------------------------------------------------------------
TOTAL LIABILITIES                                 653,926,926     (172,349,838)      481,577,088               -       481,577,088
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
Minority Interest                                  32,236,321                -        32,236,321               -        32,236,321
                                               -----------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par       16,753,814                -        16,753,814               -        16,753,814
     Preferred Shares $0.01 Par
     Capital Contributed in Excess of Par         218,157,987                -       218,157,987               -       218,157,987
     Restricted Stock                              (3,578,645)               -        (3,578,645)              -        (3,578,645)
     Other Comprehensive Income                    (3,845,468)               -        (3,845,468)              -        (3,845,468)
     Retained Earnings (Distributions in
       Excess of Net Income)                      (42,054,148)               -       (42,054,148)              -       (42,054,148)
                                               -----------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                        185,433,540                -       185,433,540               -       185,433,540
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  871,596,787    $(172,349,838)   $  699,246,949   $           -    $  699,246,949
                                               -----------------------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) 'During the first quarter of 2004, PREIT reallocated approximately $20 million of the amount originally allocated to the non-core properties to the other properties acquired in the Crown merger.

(3) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(4) Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(5) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
                                                                         LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                       NYSE(R)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

QUARTERLY COMPARISON
(Wholly Owned vs. JV's)                                                        Q1 04
                                                                      (3 MONTHS ENDED 3/31/04)
                                          -----------------------------------------------------------------------------     --------
                                            COMBINED     ADJUSTMENTS TO                    ASSETS HELD                       TOTAL %
                                            TOTAL(3)     EQUITY METHOD       SUBTOTAL       FOR SALE          TOTAL          CHANGE
                                          -----------------------------------------------------------------------------     --------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)             $ 69,358,417    $ (5,155,520)    $ 64,202,897    $ (4,838,562)    $59,364,335       412.1%
Straight-Lining of Base Rents                1,349,222         (39,437)       1,309,785         (74,438)      1,235,347       272.4%
Percentage Rents                             2,552,808        (237,047)       2,315,761        (143,117)      2,172,644       696.1%
Expense Reimbursables                       32,375,641      (1,590,403)      30,785,238      (2,254,974)     28,530,264       631.3%
Lease Termination                               26,689               -           26,689               -          26,689       -89.7%
Other Real Estate Revenues                   3,066,170        (165,436)       2,900,734        (224,645)      2,676,089       697.9%
                                          -----------------------------------------------------------------------------     --------
TOTAL REVENUES                             108,728,947      (7,187,843)     101,541,104      (7,535,736)     94,005,368       463.2%
                                          -----------------------------------------------------------------------------     --------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                   32,801,832      (1,717,568)      31,084,264      (3,634,729)     27,449,535       661.5%
Real Estate Taxes                            9,752,171        (577,269)       9,174,902        (594,035)      8,580,867       562.7%
Minority Interest in properties                427,404               -          427,404          (8,017)        419,387
                                          -----------------------------------------------------------------------------     --------
TOTAL EXPENSES                              42,981,407      (2,294,837)      40,686,570      (4,236,781)     36,449,789       644.0%
                                          -----------------------------------------------------------------------------     --------
                                          -----------------------------------------------------------------------------     --------
NET OPERATING INCOME                        65,747,540      (4,893,006)      60,854,534      (3,298,955)     57,555,579       388.0%
                                          =============================================================================     ========
OTHER INCOME (EXPENSES)
Management Company Revenue                   2,458,343               -        2,458,343                       2,458,343        12.7%
Interest Income                                253,728               -          253,728                         253,728        79.3%
GENERAL & ADMINISTRATIVE:
Corporate Payroll                           (6,692,085)              -       (6,692,085)                     (6,692,085)       84.0%
Other G&A Expenses                          (4,118,759)              -       (4,118,759)                     (4,118,759)       53.1%
                                          -----------------------------------------------------------------------------     --------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION      57,648,767      (4,893,006)      52,755,761      (3,298,955)     49,456,806       534.9%
                                          -----------------------------------------------------------------------------     --------
Interest Expense (2)                       (20,749,222)      2,050,359      (18,698,863)        891,415     (17,807,448)      340.1%
Depreciation & Amortization                (26,421,836)      1,077,961      (25,343,875)              -     (25,343,875)      621.4%
                                          -----------------------------------------------------------------------------     --------
TOTAL OTHER INCOME (EXPENSES)              (47,171,058)      3,128,320      (44,042,738)        891,415     (43,151,323)      470.9%
                                          -----------------------------------------------------------------------------     --------
EQUITY IN INCOME OF PARTNERSHIPS AND JVS             -       1,764,686        1,764,686                       1,764,686
                                          -----------------------------------------------------------------------------     --------
Gains (losses) on sales of interests in
  Real Estate                                        -               -                -               -               -         N/A
                                          -----------------------------------------------------------------------------     --------
Income before Minority Interest             10,477,709               -       10,477,709      (2,407,540)      8,070,169       152.2%
                                          -----------------------------------------------------------------------------     --------
Minority Interest of O.P. Unitholders         (783,938)              -         (783,938)              -        (783,938)      173.7%
                                          -----------------------------------------------------------------------------     --------
Income from Operations                       9,693,771               -        9,693,771      (2,407,540)      7,286,231       150.1%
                                          -----------------------------------------------------------------------------     --------
DISCONTINUED OPERATIONS:
Income from Discontinued Operations                  -               -                -       2,415,557       2,415,557        5.0%
Equity in Income of partnerships and JVs                                                                              -
Minority interest in properties                                                                  (8,017)         (8,017)
Minority Interest of O.P. Unitholders         (180,440)              -         (180,440)                       (180,440)        N/A
Gain (losses) on Disposition of
  Discontinued Operations                     (550,000)              -         (550,000)                       (550,000)        N/A
                                          -----------------------------------------------------------------------------     --------
TOTAL DISCONTINUED OPERATIONS                 (730,440)              -         (730,440)      2,407,540       1,677,100         N/A
                                          -----------------------------------------------------------------------------     --------
Extraordinary item(Loss on early
  extinguishment of debt)                            -               -                -               -               -         N/A
                                          -----------------------------------------------------------------------------     --------
NET INCOME                                 $ 8,963,331             $ -      $ 8,963,331    $          -     $ 8,963,331        80.1%
                                          -----------------------------------------------------------------------------     --------

                                                                               Q1 03
                                                                      (3 MONTHS ENDED 3/31/04)
                                          -----------------------------------------------------------------------------
                                            COMBINED     ADJUSTMENTS TO                    ASSETS HELD
                                            TOTAL(3)     EQUITY METHOD       SUBTOTAL       FOR SALE          TOTAL
                                          -----------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)             $ 32,368,324    $ (7,541,729)    $ 24,826,595    $(13,233,874)    $11,592,721
Straight-Lining of Base Rents                  372,868         (41,135)         331,733               -         331,733
Percentage Rents                               441,497        (168,602)         272,895                         272,895
Expense Reimbursables                        6,396,086      (2,494,909)       3,901,177               -       3,901,177
Lease Termination                              324,797          (4,756)         320,041         (61,291)        258,750
Other Real Estate Revenues                   1,210,288        (297,393)         912,895        (577,506)        335,389
                                          -----------------------------------------------------------------------------
TOTAL REVENUES                              41,113,860     (10,548,524)      30,565,336     (13,872,671)     16,692,665
                                          -----------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                   11,463,524      (3,211,415)       8,252,109      (4,647,605)      3,604,504
Real Estate Taxes                            3,462,187        (851,376)       2,610,811      (1,315,969)      1,294,842
Minority Interest in properties
                                          -----------------------------------------------------------------------------
TOTAL EXPENSES                              14,925,711      (4,062,791)      10,862,920      (5,963,574)      4,899,346
                                          -----------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------
NET OPERATING INCOME                        26,188,149      (6,485,733)      19,702,416      (7,909,097)     11,793,319
                                          =============================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                   2,181,280               -        2,181,280               -       2,181,280
Interest Income                                141,506               -          141,506               -         141,506
GENERAL & ADMINISTRATIVE:
Corporate Payroll                           (3,636,227)              -       (3,636,227)              -      (3,636,227)
Other G&A Expenses                          (2,690,064)              -       (2,690,064)              -      (2,690,064)
                                          -----------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION      22,184,644      (6,485,733)      15,698,911      (7,909,097)      7,789,814
                                          -----------------------------------------------------------------------------
Interest Expense (2)                       (10,586,889)      3,240,322       (7,346,567)      3,300,575      (4,045,992)
Depreciation & Amortization                 (7,289,766)      1,468,172       (5,821,594)      2,308,553      (3,513,041)
                                          -----------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)              (17,876,655)      4,708,494      (13,168,161)      5,609,128      (7,559,033)
                                          -----------------------------------------------------------------------------
EQUITY IN INCOME OF PARTNERSHIPS AND JVS                     1,777,239        1,777,239                       1,777,239
                                          -----------------------------------------------------------------------------
Gains (losses) on sales of interests in
  Real Estate                                1,191,492               -        1,191,492               -       1,191,492
                                          -----------------------------------------------------------------------------
Income before Minority Interest              5,499,481               -        5,499,481      (2,299,969)      3,199,512
                                          -----------------------------------------------------------------------------
Minority Interest of O.P. Unitholders         (286,405)              -         (286,405)              -        (286,405)
                                          -----------------------------------------------------------------------------
Income from Operations                       5,213,076               -        5,213,076      (2,299,969)      2,913,107
                                          -----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Discontinued Operations                  -               -                -       2,299,969       2,299,969
Equity in Income of partnerships and JVs                                                                              -
Minority interest in properties
Minority Interest of O.P. Unitholders         (236,046)              -         (236,046)              -        (236,046)
Gain (losses) on Disposition of
  Discontinued Operations                            -               -                -               -               -
                                          -----------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                 (236,046)              -         (236,046)      2,299,969       2,063,923
                                          -----------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                            -               -                -               -               -
                                          -----------------------------------------------------------------------------
NET INCOME                                 $ 4,977,030    $          -      $ 4,977,030    $          -      $4,977,030
                                          -----------------------------------------------------------------------------

(1) Prior period income and expenses have been restated to adjust for discontinued operations.

(2) Capitalized interest expense for the line of credit and construction loans of $195,466 not included in the quarter ended 3/31/04 and $378,076 not included in the quarter ended 3/31/03.

(3) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

PENNSYLVANIA REIT                                         [PREIT LOGO]    PEI
FLASH REPORT-RECONCILIATION TO GAAP MARCH 31, 2004)                      LISTED
QUARTERLY COMPARISON                                                     NYSE(R)
FINANCIAL STATEMENT

                                                                                    Q1 04
                                                                            (3 MONTHS ENDED 3/31/04)
-------------------------------------------------------------------------------------------------------------------------------
                                               COMBINED      ADJUSTMENTS TO                      ASSETS HELD
                                                TOTAL        EQUITY METHOD      SUBTOTAL          FOR SALE           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                  $   21,468,347       (7,187,843)  $   14,280,504                -    $   14,280,504
New                                             83,904,022                -       83,904,022                -        83,904,022
Redevelopment                                    3,356,579                -        3,356,579                -         3,356,579
Discontinued                                             -                                 -       (7,535,736)       (7,535,736)
-------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                     108,728,947       (7,187,843)     101,541,104       (7,535,736)       94,005,368
-------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                       6,352,851       (2,294,837)       4,058,014                -         4,058,014
New                                             35,468,532                -       35,468,532                -        35,468,532
Redevelopment                                    1,160,024                -        1,160,024                -         1,160,024
Discontinued                                             -                                 -       (4,236,781)       (4,236,781)
-------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        42,981,407       (2,294,837)      40,686,570       (4,236,781)       36,449,789
-------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                      15,115,496       (4,893,006)      10,222,490                -        10,222,490
New                                             48,435,490                -       48,435,490                -        48,435,490
Redevelopment                                    2,196,555                -        2,196,555                -         2,196,555
Discontinued                                             -                -                -       (3,298,955)       (3,298,955)
-------------------------------------------------------------------------------------------------------------------------------
NOI                                             65,747,540       (4,893,006)      60,854,534       (3,298,955)       57,555,579
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                       2,458,343                -        2,458,343                -         2,458,343
Interest Income                                    253,728                -          253,728                -           253,728
General & Administrative:
Corporate Payroll                               (6,692,085)               -       (6,692,085)               -        (6,692,085)
Other G&A Expenses                              (4,118,759)               -       (4,118,759)               -        (4,118,759)
-------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION          57,648,767       (4,893,006)      52,755,761       (3,298,955)       49,456,806
-------------------------------------------------------------------------------------------------------------------------------
Interest Expense                               (20,749,222)       2,050,359      (18,698,863)   $     891,415       (17,807,448)
Depreciation and Amortization                  (26,421,836)       1,077,961      (25,343,875)               -       (25,343,875)
EQUITY IN INCOME OF PARTNERSHIP AND JVS                  -        1,764,686        1,764,686                -         1,764,686
Gain(loss) on Sale of Interests in RE                    -                -                -                -                 -
DISCONTINUED OPERATIONS:                                 -                -                -
Income from Disposed Real Estate                         -                -                -        2,415,557         2,415,557
Equity in income of partnership and JVs                  -                -                -                -                 -
Minority Interest in properties                          -                -                -           (8,017)           (8,017)
Minority Interest of O.P. Unitholders             (730,440)               -         (730,440)               -          (730,440)
Gain (losses) on Disposition of
  Discontinued Operations                                -                -                -                                  -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                     (730,440)               -         (730,440)       2,407,540         1,677,100
-------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                                -                -                -                -                 -
Minority Interest of OP Unit Holders              (783,938)               -         (783,938)               -          (783,938)
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                       8,963,331                -        8,963,331                -         8,963,331
-------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                        550,000                -          550,000                -           550,000
Depreciation and Amor. of Real Estate           26,356,836                -       26,356,836                -        26,356,836
Dividends on preferred shares                   (3,403,125)               -       (3,403,125)               -        (3,403,125)
FFO Adjustments                                    964,378                -          964,378                -           964,378
-------------------------------------------------------------------------------------------------------------------------------
FFO                                             33,431,420                -       33,431,420                -        33,431,420
-------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents              (1,349,222)               -       (1,349,222)               -        (1,349,222)
Recurring Capital Expenditures                    (854,898)               -         (854,898)               -          (854,898)
Amortization of Debt Premium                    (4,864,640)               -       (4,864,640)               -        (4,864,640)
-------------------------------------------------------------------------------------------------------------------------------
FAD                                         $   26,362,660   $            -   $   26,362,660    $           -    $   26,362,660
-------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                  $   24,704,249
Share Price (at close)                                                                                                   $37.66
Weighted Average Number of Shares                                                                                    35,403,257
WA number of Shares and OP Units                                                                                     39,239,401
--------------------------------------------                                                                     --------------
NET INCOME/SHARE                                                                                                 $         0.16
FFO/SHARE AND OP UNITS                                                                                           $         0.85
FAD/SHARE AND OP UNITS                                                                                           $         0.67
DIVIDEND/SHARE AND OP UNITS                                                                                      $         0.54
-------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------------------
                                               COMBINED      ADJUSTMENTS TO                      ASSETS HELD
                                                TOTAL        EQUITY METHOD      SUBTOTAL          FOR SALE           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost          $2,570,657,545   $ (137,487,531)  $2,433,170,014    $ (96,448,111)   $2,336,721,903
Accumulated Depreciation                      (130,782,417)      32,248,911      (98,533,506)               -       (98,533,506)
Investment in and advances to
  Partnership and JVs                                    -       31,788,460       31,788,460                -        31,788,460
Other Assets                                   345,432,632      (24,118,484)  $  321,314,148       96,448,111       417,762,259
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                $2,785,307,760   $  (97,568,644)  $2,687,739,116    $           -    $2,687,739,116
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                              $1,386,313,775   $ (109,096,195)  $1,277,217,580    $ (64,582,791)   $1,212,634,789
Line of Credit                                 182,000,000                -      182,000,000                -       182,000,000
Acquisition Term Loan & Unsecured
  Line of Credit                                         -                -                -                -                 -
Other Liabilities                               88,098,320       11,527,551       99,625,871       64,582,791       164,208,662
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                           $1,656,412,095   $  (97,568,644)  $1,558,843,451    $           -    $1,558,843,451
-------------------------------------------------------------------------------------------------------------------------------
Minority Interest                           $  117,383,287   $            -   $  117,383,287    $           -    $  117,383,287
Total Shareholders Equity                    1,011,512,378                -    1,011,512,378                -     1,011,512,378
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY    $2,785,307,760   $  (97,568,644)  $2,687,739,116    $           -    $2,687,739,116
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    Q1 03
                                                                            (3 MONTHS ENDED 3/31/03)
-------------------------------------------------------------------------------------------------------------------------------
                                               COMBINED      ADJUSTMENTS TO                      ASSETS HELD
                                                TOTAL        EQUITY METHOD      SUBTOTAL          FOR SALE           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                  $   21,054,485       (7,711,687)  $   13,342,798                -    $   13,342,798
New                                              2,039,859       (1,786,784)         253,075                -           253,075
Redevelopment                                    3,096,792                -        3,096,792                -         3,096,792
Discontinued                                    14,922,724       (1,050,053)      13,872,671      (13,872,671)                -
-------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                      41,113,860      (10,548,524)      30,565,336      (13,872,671)       16,692,665
-------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                       6,209,525       (2,503,944)       3,705,581                -         3,705,581
New                                              1,230,707       (1,082,228)         148,479                -           148,479
Redevelopment                                    1,045,286                -        1,045,286                -         1,045,286
Discontinued                                     6,440,193         (476,619)       5,963,574       (5,963,574)                -
-------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        14,925,711       (4,062,791)      10,862,920       (5,963,574)        4,899,346
-------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                      14,844,960       (5,207,743)       9,637,217                -         9,637,217
New                                                809,152         (704,556)         104,596                -           104,596
Redevelopment                                    2,051,506                -        2,051,506                -         2,051,506
Discontinued                                     8,482,531         (573,434)       7,909,097       (7,909,097)                -
-------------------------------------------------------------------------------------------------------------------------------
NOI                                             26,188,149       (6,485,733)      19,702,416       (7,909,097)       11,793,319
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                       2,181,280                -        2,181,280                -         2,181,280
Interest Income                                    141,506                -          141,506                -           141,506
General & Administrative:                                                                                                    -
Corporate Payroll                               (3,636,227)               -       (3,636,227)               -        (3,636,227)
Other G&A Expenses                              (2,690,064)               -       (2,690,064)               -        (2,690,064)
-------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION          22,184,644       (6,485,733)      15,698,911       (7,909,097)        7,789,814
-------------------------------------------------------------------------------------------------------------------------------
Interest Expense                               (10,586,889)       3,240,322       (7,346,567)      $3,300,575        (4,045,992)
Depreciation and Amortization                   (7,289,766)       1,468,172       (5,821,594)      $2,308,553        (3,513,041)
EQUITY IN INCOME OF PARTNERSHIP AND JVS                           1,777,239        1,777,239                -         1,777,239
Gain(loss) on Sale of Interests in RE            1,191,492                -        1,191,492                -         1,191,492
DISCONTINUED OPERATIONS:                                                  -                -                -                 -
Income from Disposed Real Estate                         -                -                -        2,299,969         2,299,969
Equity in income of partnership and JVs                                   -                                -                 -
Minority Interest in properties
Minority Interest of O.P. Unitholders             (236,046)               -         (236,046)               -          (236,046)
Gain (losses) on Disposition of
  Discontinued Operations                                -                                 -                -                 -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                     (236,046)               -         (236,046)       2,299,969         2,063,923
-------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                                -                -                -                -                 -
Minority Interest of OP Unit Holders              (286,405)               -         (286,405)               -          (286,405)
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                       4,977,030                -        4,977,030                -         4,977,030
-------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                     (1,191,492)               -       (1,191,492)               -        (1,191,492)
Depreciation and Amor. of Real Estate            7,224,766                -        7,224,766                -         7,224,766
Dividends on preferred shares                            -                -                -                -                 -
FFO Adjustments                                    522,451                -          522,451                -           522,451
-------------------------------------------------------------------------------------------------------------------------------
FFO                                             11,532,755                -       11,532,755                -        11,532,755
-------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                (372,868)               -         (372,868)               -          (372,868)
Recurring Capital Expenditures                    (497,008)               -         (497,008)               -          (497,008)
Amortization of Debt Premium                             -                -                -                -                 -
-------------------------------------------------------------------------------------------------------------------------------
FAD                                         $   10,662,879   $            -   $   10,662,879    $           -    $   10,662,879
-------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                  $    9,286,967
Share Price (at close)                                                                                           $        28.65
Weighted Average Number of Shares                                                                                    16,544,737
WA number of Shares and OP Units                                                                                     18,308,057
--------------------------------------------                                                                     --------------
NET INCOME/SHARE                                                                                                 $         0.30
FFO/SHARE AND OP UNITS                                                                                           $         0.63
FAD/SHARE AND OP UNITS                                                                                           $         0.58
DIVIDEND/SHARE AND OP UNITS                                                                                      $         0.51
-------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------------------
                                               COMBINED      ADJUSTMENTS TO                      ASSETS HELD
                                                TOTAL        EQUITY METHOD      SUBTOTAL          FOR SALE           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost          $  953,639,792   $ (213,765,031)  $  739,874,761     (291,710,346)   $  448,164,415
Accumulated Depreciation                      (184,017,392)      45,408,385     (138,609,007)      94,573,319       (44,035,688)
Investment in and advances to
  Partnership and JVs                               51,966       25,503,847       25,555,813                -        25,555,813
Other Assets                                   101,922,421      (29,497,039)  $   72,425,382      197,137,027       269,562,409
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                $  871,596,787   $ (172,349,838)  $  699,246,949                -    $  699,246,949
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                              $  478,217,601   $ (166,042,035)  $  312,175,566     (185,982,793)   $  126,192,773
Line of Credit                                 146,900,000                -      146,900,000                -       146,900,000
Acquisition Term Loan & Unsecured
  Line of Credit                                         -                -                -                -                 -
Other Liabilities                               28,809,325       (6,307,803)      22,501,522      185,982,793       208,484,315
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                           $  653,926,926   $ (172,349,838)  $  481,577,088                -    $  481,577,088
-------------------------------------------------------------------------------------------------------------------------------
Minority Interest                           $   32,236,321              $ -   $   32,236,321                -    $   32,236,321
Total Shareholders Equity                      185,433,540                -      185,433,540                -       185,433,540
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY    $  871,596,787   $ (172,349,838)  $  699,246,949                -    $  699,246,949
-------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA REIT                                        [PREIT LOGO]    PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (MARCH 31, 2004)                      LISTED
                                                                        NYSE(R)
DEFINITIONS
FUND FROM OPERATIONS (FFO)

NAREIT defines FFO as income before gains (losses) on sales of properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unomnsolidated partnership and joint ventures to reflect funds from operations on the same basis. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to FFO.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items, gains on sales of real estate and depreciation and amortization of real estate.

NET OPERATING INCOME (NOI)

NOI is derived from real estate revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to NOI. The Company believes that NOI is helpful to investors as a measure of operating performance because it is an indicator of the return on investment on the properties, and provides a comparison measurement of the properties over time. NOI excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interest in real estate.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO
(AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company's cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT's properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)

 Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.